                                                                    Exhibit 10.1

                                  $500,000,000
                               CREDIT AGREEMENT,


                           dated as of June 19, 1996


                                      among

                            BOYD GAMING CORPORATION
                                      and
                          CALIFORNIA HOTEL AND CASINO,
                               as the Borrowers,


                    CERTAIN COMMERCIAL LENDING INSTITUTIONS,
                                as the Lenders,


                      CANADIAN IMPERIAL BANK OF COMMERCE,
                                 as L/C Issuer,


                             WELLS FARGO BANK N.A.,
                              as Swingline Lender,


             BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION
                           and WELLS FARGO BANK N.A.,
                             as Co-Managing Agents,

                             BANKERS TRUST COMPANY,
                     CREDIT LYONNAIS LOS ANGELES BRANCH and
                               SOCIETE GENERALE,
                                  as Co-Agents


                                      and


                       CANADIAN IMPERIAL BANK OF COMMERCE
                                  as the Agent

                               TABLE OF CONTENTS
                               -----------------

                                                                           Page
                                                                           ----

ARTICLE I     DEFINITIONS AND ACCOUNTING TERMS............................  2
      1.1.    Defined Terms...............................................  2
      1.2.    Use of Defined Terms.......................................  24
      1.3.    Cross-References...........................................  24
      1.4.    Accounting and Financial Determinations....................  24

ARTICLE II    COMMITMENTS, BORROWING PROCEDURES AND NOTES................  24
      2.1.    Commitments................................................  24
              2.1.1.  Revolving Loan Commitment..........................  24
              2.1.2.  Swing Loan Commitment..............................  25
              2.1.3.  Lenders Not Permitted or Required To
                      Make Loans.........................................  25

      2.2.    Reduction of Commitment Amounts............................  25
              2.2.1.  Optional...........................................  25
              2.2.2.  Mandatory..........................................  26
              2.2.3.  Post Default Application...........................  27
      2.3.    Borrowing Procedure........................................  27
              2.3.1.  Revolving Loans....................................  28
              2.3.2.  Swing Loans........................................  28
      2.4.    Continuation and Conversion Elections......................  29
      2.5.    Funding....................................................  29
      2.6.    Notes......................................................  29
      2.7.    Letter of Credit Procedure.................................  30

ARTICLE III  REPAYMENTS, PREPAYMENTS, INTEREST AND FEES..................  31
      3.1.   Repayments and Prepayments..................................  31
              3.1.1.  Payment Terms......................................  31
              3.1.2.  Special Swing Loan Provisions......................  32
              3.1.3.  Post Default Application of Payments...............  33
      3.2.    Interest Provisions........................................  34
              3.2.1.  Rates..............................................  34
              3.2.2.  Post-Maturity Rates................................  34
              3.2.3.  Payment Dates......................................  34
              3.2.4.  Interest Rate Determination........................  35
      3.3.    Fees.......................................................  35
              3.3.1.  Unused Fee.........................................  35
              3.3.2.  Upfront Fees.......................................  35
              3.3.3.  Letter of Credit Fees..............................  35
              3.3.4.  Agent's Fees.......................................  36
      3.4.    Agreement to Repay Letter of Credit Drawings with
              Revolving Loans............................................  36
      3.5.    Letter of Credit Participations............................  37

ARTICLE IV    CERTAIN EURODOLLAR RATE AND OTHER PROVISIONS...............  38
      4.1.    Eurodollar Rate Lending Unlawful...........................  38
      4.2.    Deposits Unavailable.......................................  38
      4.3.    Increased Costs, etc.......................................  39
      4.4.    Funding Losses.............................................  39

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                          TABLE OF CONTENTS
                          -----------------
                             (CONTINUED)

                                                                            Page
                                                                            ----

      4.5.    Increased Capital Costs......................................  40
      4.6.    Taxes........................................................  40
      4.7.    Payments, Computations, etc..................................  42
      4.8.    Sharing of Payments..........................................  42
      4.9.    Setoff.......................................................  43
      4.10.   Use of Proceeds..............................................  44
      4.11.   Discretion of Lenders as to Manner of Funding................  44
      4.12.   Substitution.................................................  44

ARTICLE V     CONDITIONS TO BORROWING......................................  44
      5.1.    Initial Borrowing............................................  44
              5.1.1.   Resolutions, etc....................................  45
              5.1.2.   Delivery of Notes...................................  45
              5.1.3.   Guaranties..........................................  46
              5.1.4.   Security Agreements.................................  46
              5.1.5.   Deeds of Trust......................................  47
              5.1.6.   Surveys.............................................  47
              5.1.7.   Appraisals..........................................  47
              5.1.8.   Environmental Audit.................................  47
              5.1.9.   First Preferred Ship Mortgages......................  47
              5.1.10.  Consents, etc.......................................  48
              5.1.11.  Insurance Coverages.................................  48
              5.1.12.  Hazardous Materials Indemnity.......................  49
              5.1.13.  Solvency............................................  49
              5.1.14.  Opinions of Counsel.................................  49
              5.1.15.  Closing Fees, Expenses, etc.........................  49
              5.1.16.  Application of Proceeds; Discharge of
                       Obligations.........................................  49
              5.1.17.  Loan Documents......................................  50
      5.2.    All Borrowings...............................................  50
              5.2.1.   Compliance with Warranties, No Default,
                       etc.................................................  50
              5.2.2.   Borrowing Request...................................  50
              5.2.3.   Satisfactory Legal Form.............................  51

ARTICLE VI    REPRESENTATIONS AND WARRANTIES...............................  51
      6.1.    Organization, etc............................................  51
      6.2.    Due Authorization, Non-Contravention, etc....................  52
      6.3.    Government Approval, Regulation, etc.........................  52
      6.4.    Validity, etc................................................  53
      6.5.    Financial Information........................................  53
      6.6.    No Material Adverse Effect...................................  53
      6.7.    Litigation, etc..............................................  53
      6.8.    Subsidiaries.................................................  53
      6.9.    Ownership of Properties......................................  54
      6.10.   Compliance...................................................  54
      6.11.   Pension and Welfare Plans....................................  54
      6.12.   Environmental Warranties.....................................  54

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                          TABLE OF CONTENTS
                          -----------------
                             (CONTINUED)

                                                                            Page
                                                                            ----

      6.13.   Regulations G, U and X........................................ 56
      6.14.   Taxes......................................................... 56
      6.15.   Accuracy of Information....................................... 56

ARTICLE VII  COVENANTS...................................................... 57
      7.1.    Affirmative Covenants......................................... 57
              7.1.1.   Financial Information, Reports,
                       Notices, etc......................................... 57
              7.1.2.   Compliance with Laws, etc............................ 59
              7.1.3.   Construction and Maintenance of
                       Properties, Etc...................................... 60
              7.1.4.   Insurance............................................ 60
              7.1.5.   Books and Records.................................... 62
              7.1.6.   Environmental Covenant............................... 63
              7.1.7.   Maintenance of Existence............................. 63
              7.1.8.   Gaming and Liquor Licenses........................... 63
              7.1.9.   Accuracy of Information.............................. 63
              7.1.10.  Additional Guaranties................................ 63
              7.1.11.  Pledgor EBITDA....................................... 64
      7.2.    Negative Covenants............................................ 64
              7.2.1.   Business Activities.................................. 64
              7.2.2.   Indebtedness......................................... 64
              7.2.3.   Liens................................................ 65
              7.2.4.   Financial Condition.................................. 67
              7.2.5.   Investments.......................................... 67
              7.2.6.   Restricted Payments.................................. 68
              7.2.7.   Capital Expenditures................................. 68
              7.2.8.   Consolidation, Merger, etc........................... 69
              7.2.9.   Asset Dispositions, etc.............................. 69
              7.2.10.  Transactions with Affiliates......................... 70
              7.2.11.  Negative Pledges, etc................................ 70
              7.2.12.  Amendments or Waivers of Subordinated Debt
                       Documents............................................ 71
              7.2.13.  Subsidiaries......................................... 71
              7.2.14.  Fiscal Year.......................................... 71
              7.2.15.  Hedging Obligations.................................. 71

ARTICLE VIII  EVENTS OF DEFAULT............................................. 71
      8.1.    Listing of Events of Default.................................. 71
              8.1.1.   Non-Payment of Obligations........................... 71
              8.1.2.   Breach of Warranty................................... 72
              8.1.3.   Non-Performance of Certain Covenants and
                       Obligations.......................................... 72
              8.1.4.   Non-Performance of Other Covenants and
                       Obligations.......................................... 72
              8.1.5.   Default on Other Indebtedness........................ 72
              8.1.6.   Judgments............................................ 72
              8.1.7.   Pension Plans........................................ 73

                                TABLE OF CONTENTS
                                -----------------
                                   (CONTINUED)

                                                                            Page
                                                                            ----

                8.1.8.    Change of Control................................  73
                8.1.9.    Bankruptcy, Insolvency, etc......................  73
                8.1.10.   Loan Documents...................................  74
                8.1.11.   Gaming License...................................  74
                8.1.12.   Governmental Approvals...........................  74
                8.1.13.   Liens on Shares of Significant
                          Subsidiaries.....................................  75
      8.2.      Action if Bankruptcy.......................................  75
      8.3.      Action if Other Event of Default...........................  75

ARTICLE IX      THE AGENT..................................................  75
      9.1.      Actions....................................................  75
      9.2.      Funding Reliance, etc......................................  76
      9.3.      Exculpation................................................  76
      9.4.      Successor..................................................  77
      9.5.      Credit Decisions...........................................  77
      9.6.      Copies, etc................................................  78
      9.7.      Collateral Agent...........................................  78

ARTICLE X       MISCELLANEOUS PROVISIONS...................................  78
      10.1.     Waivers, Amendments, etc...................................  78
      10.2.     Notices....................................................  79
      10.3.     Payment of Costs and Expenses..............................  79
      10.4.     Indemnification............................................  80
      10.5.     Survival...................................................  81
      10.6.     Severability...............................................  81
      10.7.     Headings...................................................  81
      10.8.     Execution in Counterparts, Effectiveness, etc..............  82
      10.9.     Governing Law; Entire Agreement............................  82
      10.10.    Successors and Assigns.....................................  82
      10.11.    Sale and Transfer of Loans and Notes; Participations
                in Loans and Notes.........................................  82
                10.11.1.  Assignments......................................  82
                10.11.2.  Participations...................................  84
      10.12.    Other Transactions.........................................  85
      10.13.    Joint and Several Liability................................  85
      10.14.    Waiver of Jury Trial.......................................  86

                                    SCHEDULES

I        Percentages
II       Disclosure Schedule

                                    EXHIBITS

A        Form of Revolving Note
B        Swingline Note
C        Form of Borrowing Request
D        Form of Continuation/Conversion Notice
E        Form of Deed of Trust
F        Form of General Continuing Guaranty
G        Hazardous Materials Indemnity
H        Form of Lender Assignment Agreement
I        Form of Security Agreement
J        Solvency Certificate
K        Opinion of Borrowers' and Guarantors' Counsel
L        Form of Compliance Certificate
M        Form of Prepayment Notice
N        Joint Borrower Provisions

                          $500,000,000 CREDIT AGREEMENT

         THIS CREDIT AGREEMENT, made as of June 19, 1996, by and between BOYD GAMING CORPORATION, a Nevada corporation ("Boyd Gaming") and CALIFORNIA HOTEL AND CASINO, a Nevada corporation ("CH&C"; CH&C and Boyd Gaming being referred to collectively as the "Borrowers" and each individually as a "Borrower"), the commercial lending institutions listed on the signature pages hereof (collectively, the "Lenders"), WELLS FARGO BANK N.A., as Swingline Lender, CANADIAN IMPERIAL BANK OF COMMERCE ("CIBC"), as letter of credit issuer, BANK OF AMERICA NATIONAL TRUST AND SAVINGS ASSOCIATION and WELLS FARGO BANK N.A., as co-managing agents (herein, in such capacity, the "Co-Managing Agents"), BANKERS TRUST COMPANY, CREDIT LYONNAIS LOS ANGELES BRANCH and SOCIETE GENERALE, as co-agents (herein, in such capacity, the "Co-Agents"), and CIBC, as administrative agent and collateral agent for the Lenders (herein, in such capacity, called the "Agent").

                                R E C I T A L S:

         WHEREAS, the Borrowers desire to obtain Commitments from the Lenders pursuant to which Loans and Letters of Credit, in a maximum aggregate principal amount at any one time outstanding not to exceed $500,000,000, will be made to, or issued for the account of, the Borrowers from time to time prior to the Maturity Date; and

         WHEREAS, the Lenders are willing, on the terms and subject to the conditions hereinafter set forth (including Article V), to extend such Commitments and make such Loans to the Borrowers and to issue Letters of Credit for the account of the Borrowers or for the account of the Borrowers and one or more of their respective Subsidiaries; and

         WHEREAS, such Loans and Letters of Credit will be used

                  (a) to make payment in full, concurrently with the initial Borrowing hereunder, of all Indebtedness identified in Item 5.1.16 of the Disclosure Schedule ("Indebtedness and Liens to be Discharged");

                  (b) to finance the New Ventures permitted by the terms of this Agreement;

                  (c) to repay the Boyd Notes at any time after a Permitted Note Issuance; and

                  (d) for general corporate purposes and working capital purposes of the Borrowers and their Subsidiaries;

         NOW, THEREFORE, it is agreed as follows:


                                    ARTICLE I

                        DEFINITIONS AND ACCOUNTING TERMS

         SECTION 1.1. Defined Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall, except where the context otherwise requires, have the following meanings (such meanings to be equally applicable to the singular and plural forms thereof):

         "Affiliate" of any Person means any other Person which, directly or indirectly, controls, is controlled by or is under common control with such Person (excluding any trustee under, or any committee with responsibility for administering, any Plan). A Person shall be deemed to be "controlled by" any other Person if such other Person possesses, directly or indirectly, power

                  (a) to vote 10% or more of the securities (on a fully diluted basis) having ordinary voting power for the election of directors or managing general partners; or

                  (b) to direct or cause the direction of the management and policies of such Person whether by contract or otherwise.

         "Agent" is defined in the preamble and includes each other Person as shall have subsequently been appointed as the successor Agent pursuant to
Section 9.4.

         "Agreement" means, on any date, this Credit Agreement as originally in effect on the Effective Date and as thereafter from time to time amended, supplemented, amended and restated, or otherwise modified and in effect on such date.

         "Alternate Base Rate" means, on any date and with respect to all Base Rate Loans, a fluctuating rate of interest per annum equal to the highest of

                  (a) the rate of interest most recently announced by the Agent at its Domestic Office as its reference rate;

                  (b) the Federal Funds Rate most recently determined by the Agent plus 1/2 of 1%; and

                  (c) the CD Published Moving Rate most recently determined by the Agent plus 1%.

The Alternate Base Rate is not necessarily intended to be the lowest rate of interest determined by the Agent or any other Lender in connection with extensions of credit. Changes in the rate of interest on that portion of any Loans maintained as Base Rate Loans will take effect simultaneously with each change in the Alternate Base Rate. The Agent will give notice promptly to the Borrowers and the Lenders of changes in the Alternate Base Rate.

         "Applicable Base Rate Margin" is the rate per annum determined by reference to the definition of the term "Applicable Margin."

         "Applicable Eurodollar Rate Margin" is the rate per annum determined by reference to the definition of the term "Applicable Margin."

         "Applicable Margin" means, in the case of any Base Rate Loan or Eurodollar Rate Loan, a rate per annum determined by reference to Boyd Gaming's Funded Debt to EBITDA Ratio as follows:


 Funded Debt           Applicable Base   Applicable Eurodollar        Unused
to EBITDA Ratio          Rate Margin         Rate Margin               Fee
- ---------------          -----------         -----------               ---

Less than 2.0              0.000%              +1.00%                 0.3750%

Greater than or            0.000%              +1.250%                0.3750%
equal to 2.0,
but less than 2.50

Greater than or           +0.250%              +1.500%                0.3750%
equal to 2.50,
but less than 3.00

Greater than or           +0.500%              +1.750%                0.4375%
equal to 3.00,
but less than 3.50

3.50 or greater           +0.750%              +2.000%                0.500%


The "Applicable Base Rate Margin" and the "Applicable Eurodollar Rate Margin" shall be adjusted on the first day of each March, June, September and December (or, if such day is not a Business Day, on the next succeeding Business Day), based on the Funded Debt to EBITDA Ratio as of the last day of the preceding Fiscal Quarter. If Boyd Gaming should fail to deliver in a timely manner a certificate required under Section 7.1.1(d) hereof, then, until Boyd Gaming shall have provided such certificate, it shall be presumed that the Funded Debt to EBITDA Ratio as of the end of the preceding Fiscal Quarter was greater than
3.50 (and, from the date of the delivery of such certificate, the Applicable Margin for all Base Rate Loans and Eurodollar Rate Loans shall be determined by reference to such certificate).

         "Assignee Lender" is defined in Section 10.11.1.

         "Atlantic City Entity" means Stardust A.C., a New Jersey general partnership, fifty percent of which is owned by a

Subsidiary of Mirage Resorts, Inc. and fifty percent of which is owned by a Subsidiary of Boyd Gaming, and any successor entity thereto in which Boyd Gaming holds a fifty percent interest.

         "Atlantic City Joint Venture" means the proposed development by the Atlantic City Entity of a hotel with at least 1000 rooms and adjoining casino in Atlantic City, New Jersey.

         "Authorized Officer" means, relative to each Borrower, those of its officers whose signatures and incumbency shall have been certified to the Agent and the Lenders pursuant to Section 5.1.1.

         "Base Rate Loan" means a Loan bearing interest at a fluctuating rate determined by reference to the Alternate Base Rate.

         "Borrowers" is defined in the preamble.

         "Borrowing" means the Loans of the same Type made by all Lenders on the same Business Day and pursuant to the same Borrowing Request in accordance with
Section 2.3.

         "Borrowing Request" means a loan request and certificate duly executed by an Authorized Officer of the Borrowers, substantially in the form of Exhibit C hereto.

         "Boyd Family" means William S. Boyd, any direct descendant or spouse of such person, or any direct descendant of such spouse, and any trust or other estate in which each person who has a beneficial interest directly or indirectly through one or more intermediaries in any capital stock of Boyd Gaming is one of the foregoing persons.

         "Boyd Gaming" is defined in the preamble.

         "Boyd Indenture" means that certain Indenture dated as of September 3, 1993 among Boyd Gaming, as issuer, and State Street Bank and Trust Company, as trustee.

         "Boyd Kansas City" means Boyd Kansas City, Inc., a Missouri corporation and, as of the Effective Date, a wholly-owned Subsidiary of Boyd Gaming.

         "Boyd Kenner" means Boyd Kenner, Inc., a Louisiana corporation and wholly-owned Subsidiary of Boyd Gaming.

         "Boyd Mississippi" means Boyd Mississippi, Inc., a Nevada corporation and wholly-owned Subsidiary of Boyd Gaming.

         "Boyd Notes" means the $150,000,000 of 10-3/4% Senior Subordinated Notes of Boyd Gaming due September 1, 2003 outstanding under the Boyd Indenture.

         "Boyd Tunica" means Boyd Tunica, Inc., a Mississippi corporation and wholly-owned Subsidiary of Boyd Gaming.

         "Business Day" means

                  (a) any day which is neither a Saturday or Sunday nor a legal holiday on which banks are authorized or required to be closed in New York or Las Vegas; and

                  (b) relative to the making, continuing, prepaying or repaying of any Eurodollar Rate Loans, any day on which dealings in Dollars are carried on in the London eurodollar interbank market.

         "Capital Expenditures" means, for any period, without duplication, the sum of

                  (a) the aggregate amount of all expenditures of Boyd Gaming and its Subsidiaries for fixed or capital assets made during such period which, in accordance with GAAP, would be classified as capital expenditures; and

                  (b) the aggregate amount of all Capitalized Lease Liabilities incurred during such period.

         "Capitalized Lease Liabilities" means all monetary obligations of Boyd Gaming or any of its Subsidiaries under any leasing or similar arrangement which, in accordance with GAAP, would be classified as capitalized leases, and, for purposes of this Agreement and each other Loan Document, the amount of such obligations shall be the capitalized amount thereof, determined in accordance with GAAP, and the stated maturity thereof shall be the date of the last payment of rent or any other amount due under such lease prior to the first date upon which such lease may be terminated by the lessee without payment of a penalty.

         "CD Published Moving Rate" means, at any time, the latest three-week moving average (adjusted to the nearest 1/100 of 1%) of daily secondary market morning offering rates in the United States for 90-day certificates of deposit of major United States money market lenders, such three-week moving average (adjusted to the basis of a year of 365 or 366 days, as the case may be) being determined weekly for the three-week period ending on the previous Friday by the Agent on the basis of

                  (a) such rates reported by certificate of deposit dealers to and published by the Federal Reserve Bank of New

         York (as adjusted for reserves and assessments in the same manner as the CD Quoted Rate), or

                  (b) if such publication shall be suspended or terminated, the CD Quoted Rate determined by the Agent.

         "CD Quoted Rate" means, relative to any determination of the CD Published Moving Rate in circumstances when publication of the rates referred to in clause (a) of the definition thereof has been suspended or terminated, the rate of interest per annum determined by the Agent to be the sum (adjusted to the nearest 1/100 of 1%, if any) of

                  (a) the rate obtained by dividing

                           (i) the average (rounded upwards, if necessary, to
                  the nearest 1/100 of 1%) of the bid rates quoted to the Agent in New York at approximately 10:00 a.m. New York City time (or as soon thereafter as practicable), from time to time by three certificate of deposit dealers of recognized standing selected by the Agent in its sole discretion for the purchase at face value of 90-day certificates of deposit in an amount approximately equal or comparable to the amount of CIBC Inc.'s portion of the credit outstanding hereunder with respect to which the CD Quoted Rate is being determined by

                           (ii) a percentage (expressed as a decimal equivalent)
                  equal to 100% minus the average of the daily percentages specified during such period by the F.R.S. Board for determining the maximum reserve requirement (including, but not limited to, any marginal reserve requirement) for a member bank in respect of liabilities consisting of or including (among other liabilities) 90-day Dollar nonpersonal time deposits in the United States, plus

                  (b) the daily average during such period of the net annual assessment rates estimated by the Agent for determining the then current annual assessment payable by a member bank to the Federal Deposit Insurance Corporation (or any successor) for insuring Dollar deposits of a member bank in the United States.

         "CERCLA" means the Comprehensive Environmental Response, Compensation and Liability Act of 1980, as amended.

         "CERCLIS" means the Comprehensive Environmental Response Compensation Liability Information System List.

         "Change of Control" is defined in Section 8.1.8.

         "CH&C" is defined in the preamble.

         "CH&C Indenture" means that certain Indenture dated as of November 15, 1992, among CHFC, as issuer, CH&C, as guarantor, and State Street Bank and Trust Company, as trustee.

         "CH&C Notes" means the $185,000,000 of 11% Senior Subordinated Notes of CH&C due December 1, 2002 outstanding under the CH&C Indenture.

         "CHFC" means California Hotel Finance Corporation, a wholly-owned Subsidiary of CH&C.

         "CIBC" is defined in the preamble.

         "CIBC Inc." means CIBC Inc., a Delaware corporation.

         "Co-Agents" is defined in the preamble.

         "Code" means the Internal Revenue Code of 1986, as amended, reformed or otherwise modified from time to time.

         "Collateral" means, collectively, the Pledged Casinos, the vessels subject to the First Preferred Ship Mortgages, the property described in the Security Agreements, all property pledged pursuant to Section 7.1.11 and all other property and interests pledged as collateral security for the Obligations.

         "Co-Managing Agents" is defined in the preamble.

         "Commitment" means, as the context may require, a Lender's Revolving Loan Commitment or the Swingline Lender's Swingline Commitment.

         "Commitment Amount" means, as the context may require, the Revolving Loan Commitment Amount or the Swing Loan Commitment Amount.

         "Commitment Fee Amount" means, on any date, $500,000,000, as such amount may be reduced from time to time pursuant to Section 2.2 (without giving effect to any temporary reductions in availability under the second sentence of
Section 2.2.2(d)), minus the aggregate principal amount of outstanding Revolving Loans, minus the aggregate undrawn face amount of outstanding Letters of Credit.

         "Commitment Reduction Date" means each date specified in clause (c) of
Section 2.2.2.

         "Commitment Termination Event" means

                  (a) the occurrence of any Event of Default described in clauses (a) through (d) of Section 8.1.9;

                  (b) any other Event of Default shall have occurred and be continuing and as a result thereof (i) the Loans are declared to be due and payable or (ii) the Commitments have been terminated, in either case pursuant to Section 8.3 ; or

                  (c) the failure of the Effective Date to occur on or before June 30, 1996.

         "Completion Guaranty" means a Contingent Guaranty given by Boyd Gaming or one of its Subsidiaries to a holder of Indebtedness of, or an obligee of, a New Venture Entity which obligates Boyd Gaming or such Subsidiary to cause the completion of construction of a New Venture and/or to provide funding for all or a portion of any construction cost overruns with respect thereto.

         "Contingent Liability" means any agreement, undertaking or arrangement by which any Person guarantees, endorses or otherwise becomes or is contingently liable upon (by direct or indirect agreement, contingent or otherwise, to provide funds for payment, to supply funds to, or otherwise to invest in, a debtor, or otherwise to assure a creditor against loss) the debt, obligation or other liability of any other Person (other than by endorsements of instruments in the course of collection), or guarantees the payment of dividends or other distributions upon the shares of any other Person. The amount of any Person's obligation under any Contingent Liability shall (subject to any limitation set forth therein) be deemed to be the outstanding principal amount (or maximum outstanding principal amount, if larger) of the debt, obligation or other liability guaranteed thereby; provided, however, that the amount of any Contingent Liability consisting of a Completion Guaranty shall be deemed to be zero unless and until such Person's independent auditors have quantified the amount of exposure thereunder (and thereafter shall be deemed to be the amount as quantified from time to time).

         "Continuation/Conversion Notice" means a notice of continuation or conversion and certificate duly executed by an Authorized Officer of the Borrowers, substantially in the form of Exhibit D hereto.

         "Controlled Group" means all members of a controlled group of corporations and all members of a controlled group of trades or businesses (whether or not incorporated) under common control which, together with the Borrowers, are treated as a single employer under
Section 414(b) or 414(c) of the Code or Section 4001 of ERISA.

         "Deed of Trust" means each Deed of Trust, Assignment of Leases and Rents, Security Agreement and Financing Statement dated the Effective Date and substantially in the form of Exhibit E, executed and delivered pursuant to
Section 5.1.5 as amended, supplemented, restated or otherwise modified from time to time.

         "Default" means any Event of Default or any condition, occurrence or event which, after notice or lapse of time or both, would constitute an Event of Default.

         "Disclosure Schedule" means the Disclosure Schedule attached hereto as
Schedule II.

         "Dollar" and the sign "$" mean lawful money of the United States.

         "Domestic Office" means, relative to any Lender, the office of such Lender designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender (or any successor or assign of such Lender) within the United States as may be designated from time to time by notice from such Lender, as the case may be, to each other Person party hereto.

         "EBITDA" means, for any period, Boyd Gaming and its Subsidiaries' consolidated earnings before depreciation, amortization, interest expense, pre-opening expenses, extraordinary items and taxes, all as determined in accordance with GAAP, plus (without duplication) the earnings, before depreciation, amortization, interest expense, pre-opening expenses, extraordinary items and taxes, all as determined in accordance with GAAP, during such period for any New Venture which becomes a direct or indirect Subsidiary of Boyd Gaming during such period, in either case, plus (or minus) any non-cash loss (or gain) arising from a change in GAAP.

         "Effective Date" means the date this Agreement becomes effective pursuant to the second sentence of Section 10.8.

         "Eldorado" means Eldorado, Inc., a Nevada corporation and a direct, wholly-owned Subsidiary of CH&C that operates the Eldorado Casino in Henderson, Nevada and the Jokers Wild Casino in Henderson, Nevada.

         "Eligible Assignee" means (a) a financial institution organized under the laws of the United States, or any state thereof, and having a combined capital and surplus of at least $100,000,000; (b) a commercial bank organized under the laws of any other country which is a member of the Organization for Economic Cooperation and Development (the "OECD"), or a political subdivision of any such country, and having a combined capital and surplus of at least $100,000,000, provided that such bank is acting through a branch or agency located in the United States of America; (c) a Person that is engaged in the business of commercial finance and that is (i) a Subsidiary of a Lender, (ii) a Subsidiary of a Person of which a Lender is a Subsidiary, or (iii) a Person of which a Lender is a Subsidiary; and
(d) a financial institution that is, to the extent required under applicable Gaming Laws, registered with, approved by, or not disapproved by (whichever may be required under applicable Gaming Laws), all applicable Gaming Boards.

         "Environmental Laws" means all applicable federal, state or local statutes, laws, ordinances, codes, rules, regulations and guidelines (including consent decrees and administrative orders) regulating or imposing liability or standards of conduct with respect to Hazardous Materials.

         "ERISA" means the Employee Retirement Income Security Act of 1974, as amended, and any successor statute of similar import, together with the regulations thereunder, in each case as in effect from time to time. References to sections of ERISA also refer to any successor sections.

         "Eurodollar Office" means, relative to any Lender, the office of such Lender designated as such below its signature hereto or designated in the Lender Assignment Agreement or such other office of a Lender as designated from time to time by notice from such Lender to the Borrowers and the Agent, whether or not outside the United States, which shall be making or maintaining Eurodollar Rate Loans of such Lender hereunder.

         "Eurodollar Rate" means, relative to the Interest Period for each Eurodollar Rate Loan comprising all or any part of the same Borrowing, the rate of interest equal to (a) the interest rate per annum for deposits in U.S. dollars in an amount approximately equal to the amount of CIBC Inc.'s Eurodollar Rate Loan and for a period approximately equal to such Interest Period which appears on page 3750 of the Dow Jones Telerate Screen as of 11:00 a.m. London time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, or (b) if such a rate does not appear on page 3750 of the Dow Jones Telerate Screen, the average (rounded upwards, if necessary, to the nearest 1/100 of 1%) of the rates per annum at which Dollar deposits in immediately available funds are offered to each Reference Lender in the interbank market as at or about 11:00 a.m. New York time two Business Days prior to the beginning of such Interest Period for delivery on the first day of such Interest Period, and in an amount approximately equal to the amount of CIBC Inc.'s Eurodollar Rate

Loan comprising part of such Borrowing and for a period equal to such Interest Period.

         "Eurodollar Rate Loan" means a Loan bearing interest, at all times during an Interest Period applicable to such Loan, at a fixed rate of interest determined by reference to the Eurodollar Rate (Reserve Adjusted).

         "Eurodollar Rate (Reserve Adjusted)" means, relative to any Loan to be made, continued or maintained as, or converted into, a Eurodollar Rate Loan for any Interest Period, a rate per annum (rounded upwards, if necessary, to the nearest 1/100 of 1%) determined pursuant to the following formula:

        Eurodollar Rate      =    Eurodollar Rate
        (Reserve Adjusted)        ------------------------------------
                                  1.00 - Eurodollar Reserve Percentage

The Eurodollar Rate (Reserve Adjusted) for the Interest Period for each Eurodollar Rate Loan comprising part of the same Borrowing will be determined by the Agent on the basis of the applicable rates furnished to and received by the Agent from the Reference Lenders, two Business Days before the first day of such Interest Period, subject to the provisions of Section 3.2.4.

         "Eurodollar Reserve Percentage" means, relative to each Interest Period, a percentage (expressed as a decimal) equal to the daily average during such Interest Period of the percentages in effect on each day of such Interest Period, as prescribed by the F.R.S. Board, for determining the maximum aggregate reserve requirements (including any emergency, supplemental or other marginal reserve requirement) applicable to "Eurocurrency Liabilities" pursuant to Regulation D or any other applicable regulation issued from time to time by the F.R.S. Board which prescribes reserve requirements applicable to "Eurocurrency Liabilities" as currently defined in Regulation D having a term approximately equal or comparable to such Interest Period.

         "Event of Default" is defined in Section 8.1.

         "Expansion Capital Expenditure" means any Capital Expenditure of Boyd Gaming or any of its Subsidiaries (a) made with respect to any Venture that is, or after giving effect to such expenditures will be, wholly-owned by a Borrower, a Guarantor or a direct or indirect wholly-owned Subsidiary of Boyd Gaming or
(b) which further expands any existing Venture wholly-owned by a Borrower, a Guarantor or a direct or indirect wholly-owned Subsidiary of Boyd Gaming and which is not properly characterized as a Maintenance Capital Expenditure.

         "Federal Funds Rate" means, for any period, a fluctuating interest rate per annum equal for each day during such period to

                  (a) the weighted average of the rates on overnight federal funds transactions with members of the Federal Reserve System arranged by federal funds brokers, as published for such day (or, if such day is not a Business Day, for the next preceding Business Day) by the Federal Reserve Bank of New York; or

                  (b) if such rate is not so published for any day which is a Business Day, the average of the quotations for such day on such transactions received by the Agent from three federal funds brokers of recognized standing selected by it.

         "First Preferred Ship Mortgages" means that certain First Preferred Ship Mortgage on the Whole of the Patco 400, Official Number 545101 and that certain First Preferred Ship Mortgage on the Whole of Judy's Prize, Official Number 1028010, to be filed at the Falling Waters, West Virginia, United States Coast Guard Documentation Office.

         "Fiscal Quarter" means any quarter of a Fiscal Year.

         "Fiscal Year" means any period of twelve consecutive calendar months ending on June 30; references to a Fiscal Year with a number corresponding to any calendar year (e.g. the "1996 Fiscal Year") refer to the Fiscal Year ending on the June 30 occurring during such calendar year.

         "Fixed Charge Coverage Ratio" means the ratio of (a) twelve-month trailing EBITDA plus rental payments during such period to (b) the sum of (i) Boyd Gaming's and its Subsidiaries' consolidated interest expense, provision for taxes and rental payments (each as defined under GAAP) for such twelve-month period, plus (ii) all dividends and distributions paid on any shares of capital stock of Boyd Gaming and all redemptions and repurchases of any shares of capital stock of Boyd Gaming during such twelve month period plus (iii) all mandatory principal payments required to be made by Boyd Gaming or any of its Subsidiaries (whether or not such payments are actually made) for such twelve-month period (exclusive of (A) the payment of the Indebtedness identified in Item 6 of the Disclosure Schedule ("Indebtedness and Liens to be Discharged") and (B) the payment of the Loans to the extent required by any mandatory reductions of the Commitments).

         "F.R.S. Board" means the Board of Governors of the Federal Reserve System or any successor thereto.

         "Funded Debt" means the consolidated Indebtedness of Boyd Gaming and its Subsidiaries of the nature referred to in clauses (a), (b), (c), (f) and (g) of the definition of "Indebtedness".

         "Funded Debt to EBITDA Ratio" means the ratio of (a) Funded Debt to (b) twelve-month trailing EBITDA. For purposes of determining such ratio, the outstanding Funded Debt as of the last day of any Fiscal Quarter shall be the average of the outstanding Funded Debt as of the last day of each calendar month in such Fiscal Quarter.

         "GAAP" is defined in Section 1.4.

         "Gaming Board" means any governmental agency that holds regulatory, licensing or permit authority over gambling, gaming or casino activities conducted by Boyd Gaming or any of its Subsidiaries within its jurisdiction.

         "Gaming Laws" means all Laws pursuant to which any Gaming Board possesses regulatory, licensing or permit authority over gambling, gaming or casino activities conducted by Boyd Gaming or any of its Subsidiaries within its jurisdiction.

         "Guaranties" means the guaranties dated the date hereof executed and delivered by the Guarantors pursuant to Section 5.1.3, and any Guaranty executed and delivered by a Significant Subsidiary pursuant to Section 7.1.10 hereof, each of which shall be substantially in the form of Exhibit F hereto, as amended, supplemented or otherwise modified from time to time.

         "Guarantors" means, collectively, Mare-Bear, Sam-Will, Boyd Tunica, Boyd Kansas City, Eldorado, Boyd Mississippi, Boyd Kenner, MSW, any other Significant Subsidiary of a Borrower and any other Subsidiary that executes a Guaranty pursuant to the provisions of Section 7.1.10.

         "Hazardous Material" means

                  (a) any "hazardous substance", as defined by CERCLA;

                  (b) any "hazardous waste", as defined by the Resource Conservation and Recovery Act, as amended; or

                  (c) any hazardous, dangerous or toxic chemical, material or substance within the meaning of any other applicable federal, state or local law, regulation, ordinance or requirement (including consent decrees and administrative orders) requiring investigation or remediation or regulating or imposing liability or standards of conduct concerning any hazardous, toxic or dangerous waste, substance or material, all as amended or hereafter amended.

         "Hazardous Materials Indemnity" means that certain Hazardous Materials Indemnity executed and delivered by Boyd Gaming and each of the Pledgors pursuant to Section 5.1.12, substantially in the form of Exhibit G hereto, as amended, supplemented, restated or otherwise modified from time to time.

         "Hedging Obligations" means, with respect to any Person, all liabilities of such Person under interest rate swap agreements, interest rate cap agreements and interest rate collar agreements, and all other agreements or arrangements designed to protect such Person against fluctuations in interest rates or currency exchange rates.

         "herein", "hereof", "hereto", "hereunder" and similar terms contained in this Agreement or any other Loan Document refer to this Agreement or such other Loan Document, as the case may be, as a whole and not to any particular Section, paragraph or provision of this Agreement or such other Loan Document.

         "Impermissible Qualification" means, relative to the opinion or certification of any independent public accountant as to any financial statement of a Borrower, any qualification or exception to such opinion or certification

                  (a) which is of a "going concern" or similar nature;

                  (b) which relates to the limited scope of examination of matters relevant to such financial statement; or

                  (c) which relates to such financial statement and which the Required Lenders reasonably determine is unacceptable.

         "including" means including without limiting the generality of any description preceding such term.

         "Indebtedness" of any Person means, without duplication:

                  (a) all obligations of such Person for borrowed money and, without duplication, all obligations of such Person evidenced by bonds, debentures, notes or other similar instruments other than by endorsements of instruments in the ordinary course of collection;

                  (b) all obligations, contingent or otherwise, relative to the face amount of all letters of credit, whether or not drawn, and bankers' acceptances issued for the account of such Person;

                  (c) all obligations of such Person as lessee under leases which (i) have been or should be, in accordance with GAAP, recorded as Capitalized Lease Liabilities or (ii) are treated as operating leases under GAAP but are treated as secured financings for commercial law and federal income tax purposes (commonly referred to as "synthetic" leases or off-balance sheet loans);

                  (d) all other items which, in accordance with GAAP, would be included as liabilities on the liability side of the balance sheet of such Person as of the date at which Indebtedness is to be determined (including trade payables and other current accrued liabilities arising in the ordinary course of business);

                  (e) without duplication, net liabilities of such Person under all Hedging Obligations, as determined in accordance with GAAP;

                  (f) whether or not so included as liabilities in accordance with GAAP, all obligations of such Person to pay the deferred purchase price of property or services (excluding trade payables and other current accrued liabilities arising in the ordinary course of business), and indebtedness (excluding prepaid interest thereon) secured by a Lien on property owned or being purchased by such Person (including indebtedness arising under conditional sales or other title retention agreements), whether or not such indebtedness shall have been assumed by such Person or is limited in recourse; and

                  (g) all Contingent Liabilities of such Person in respect of any of the foregoing.

For all purposes of this Agreement, the Indebtedness of any Person shall include the Indebtedness of any partnership in which such Person is a general partner or any joint venture in which such Person is a joint venturer to the extent of such Person's liability for such Indebtedness in connection with such partnership or joint venture.

         "Indemnified Liabilities" is defined in Section 10.4.

         "Indemnified Parties" is defined in Section 10.4.

         "Interest Period" means, relative to any Eurodollar Rate Loans comprising part of the same Borrowing, the period beginning on (and including) the date on which such Eurodollar Rate Loan is made or continued as, or converted into, a Eurodollar Rate Loan pursuant to Section 2.3 or 2.5 and shall end on (but exclude) the day which numerically corresponds to such date one, two, three or six months thereafter (or, if such month has no numerically corresponding day, on the last Business Day of such month) or for such other time period for which the Agent shall determine that Dollar deposits are generally available in the interbank market, in either case as the

Borrowers may select in their relevant notice pursuant to Section 2.3 or 2.5; provided, however, that

                  (a) the Borrowers shall not be permitted to select Interest Periods to be in effect at any one time which have expiration dates occurring on more than twelve different dates;

                  (b) Interest Periods commencing on the same date for Loans comprising part of the same Borrowing shall be of the same duration;

                  (c) if such Interest Period would otherwise end on a day which is not a Business Day, such Interest Period shall end on the next following Business Day (unless such next following Business Day is the first Business Day of the next calendar month, in which case such Interest Period shall end on the Business Day next preceding such numerically corresponding day);

                  (d) no Interest Period may end later than the Stated Maturity Date; and

                  (e) the Borrowers shall select Interest Periods that will enable the Borrowers to meet their payment obligations on each Commitment Reduction Date without having to prepay any Eurodollar Rate Loans.

         "Investment" means, relative to any Person,

                  (a) any loan or advance made by such Person to any other Person (excluding commission, travel and similar advances to officers and employees made in the ordinary course of business);

                  (b) any Contingent Liability of such Person; and

                  (c) any ownership or similar interest held by such Person in any other Person.

The amount of any Investment shall be the original principal or capital amount thereof less all returns of principal or equity thereon (and without adjustment by reason of the financial condition of such other Person) and shall, if made by the transfer or exchange of property other than cash, be deemed to have been made in an original principal or capital amount equal to the fair market value of such property.

         "L/C Fees" is defined in Section 3.3.3.

         "L/C Issuer" shall mean CIBC, and its successors and assigns.

         "Laws" is defined in Section 6.10.

         "Lender Assignment Agreement" means a Lender Assignment Agreement substantially in the form of Exhibit H hereto.

         "Lenders" is defined in the preamble.

         "Letter of Credit" means a standby letter of credit issued at the request and for the account of the Borrowers or for the account of the Borrowers and one or more of their respective Subsidiaries pursuant to Section 2.7.

         "Lien" means any security interest, mortgage, pledge, hypothecation, or other assignment, deposit arrangement, encumbrance, or lien (statutory or other).

         "Loan" means, as the context may require a Revolving Loan or a Swing Loan of any Type made hereunder.

         "Loan Document" means this Agreement, the Notes, each Letter of Credit, the Deeds of Trust, the First Preferred Ship Mortgages, the Security Agreements, the Guaranties, the Hazardous Materials Indemnity and each other document or instrument to be delivered in connection with this Agreement.

         "Maintenance Capital Expenditures" means any Capital Expenditures by Boyd Gaming or its Subsidiaries which are made to maintain or restore the condition or usefulness of property of Boyd Gaming or its Subsidiaries but which are not properly chargeable to repairs and maintenance in accordance with GAAP; provided, however, that such term shall not include any Capital Expenditures to restore the condition or usefulness of property to the extent funded from insurance proceeds delivered to Boyd Gaming or its Subsidiaries in accordance with the terms of the Loan Documents.

         "Majority Lenders" means, at any time, Lenders having at least 51% of the Revolving Percentages of all Lenders.

         "Mare-Bear" means Mare-Bear, Inc., a Nevada corporation and wholly-owned Subsidiary of CH&C.

         "Material Adverse Effect" means any circumstances or event which is reasonably likely to (i) have any material adverse effect upon the validity or enforceability of this Agreement, the Notes or any other Loan Document, (ii) be material and adverse to the condition (financial or otherwise), business, operations or property of the Borrowers and the Guarantors taken as a whole, or
(iii) materially impair the ability of either of the Borrowers or any Guarantor to fulfill its respective obligations under this Agreement, the Notes or any other Loan Document.

         "Maturity Date" means, for any Commitment hereunder, the earliest of

                  (a) the date on which such Commitment is terminated in full pursuant to the terms of this Agreement or is reduced to zero pursuant to Section 2.2;

                  (b) the date on which any Commitment Termination Event occurs; and

                  (c) the Stated Maturity Date.

         "Monthly Payment Date" means the first day of each calendar month or, if any such day is not a Business Day, the next succeeding Business Day.

         "MSW" means MSW, Inc., a Nevada corporation which is a wholly-owned Subsidiary of CH&C.

         "Net Cash Proceeds" means, with respect to any Restricted Disposition, the gross consideration received by or for the account of its seller minus (i) transfer taxes paid or payable as a result of such sale, (ii) broker's commissions and other professional fees and expenses relating to such sale that are payable by the seller, (iii) any amount applied to repayment of Indebtedness secured by a Lien permitted under Section 7.2.3 on the asset that is the subject of such sale and (iv) any promissory notes received by the seller in connection with such sale.

         "New Venture" means any Venture (other than the Proposed Acquisition) not wholly-owned by Boyd Gaming or one of its Subsidiaries as of the Effective Date but which after the Effective Date is owned by Boyd Gaming, one of its Subsidiaries or a New Venture Entity in which Boyd Gaming or one of its Subsidiaries holds an Investment.

         "New Venture Entity" means the Person or Persons that directly owns a New Venture, if such Person or Persons are neither a Borrower nor a Subsidiary of Boyd Gaming. The Atlantic City Entity is a New Venture Entity.

         "New Venture Investment" means any Investment of Boyd Kansas City, Boyd Gaming or any of its direct or indirect wholly-owned Subsidiaries in a New Venture Entity. Boyd Gaming's proposed Investment in the Atlantic City Entity, if consummated, would constitute a New Venture Investment.

         "Note" means, as the context may require, either a Revolving Note or the Swingline Note.

         "Notes" means the Revolving Notes and the Swingline Note.

         "Obligations" means all obligations (monetary or otherwise) of the Borrowers arising under or in connection with this Agreement, the Notes, the Letters of Credit and each other Loan Document.

         "Organic Document" means, relative to any Person, its certificate of incorporation, its by-laws and all shareholder agreements, voting trusts and similar arrangements to which such Person is a party applicable to any of its authorized shares of capital stock.

         "Participant" is defined in Section 10.11.

         "PBGC" means the Pension Benefit Guaranty Corporation and any entity succeeding to any or all of its functions under ERISA.

         "Pension Plan" means a "pension plan", as such term is defined in section 3(2) of ERISA, which is subject to Title IV of ERISA (other than a multiemployer plan as defined in section 4001(a)(3) of ERISA), and to which either Borrower or any corporation, trade or business that is, along with the Borrowers (or either of them), a member of a Controlled Group, may have liability, including any liability by reason of having been a substantial employer within the meaning of section 4063 of ERISA at any time during the preceding five years, or by reason of being deemed to be a contributing sponsor under section 4069 of ERISA.

         "Permitted Disposition" means any (a) sale or disposition of assets by a Borrower or any Guarantor in the ordinary course of business (which sale shall for purposes hereof include replacement of gaming equipment), or (b) sale or disposition by a Borrower or any Guarantor of assets other than any Collateral in individual transactions or related transactions in an aggregate amount of not more than $10,000,000 in any Fiscal Year or $40,000,000 over the term of this Agreement, or (c) sale or disposition by a Borrower or any Guarantor of any Collateral so long as (i) such assets are not material to the business, operations or property of the Venture in which such assets are used and (ii) the aggregate value of all such assets sold or disposed does not exceed $10,000,000 in the aggregate over the term of this Agreement, or (d) sale of Boyd Gaming's stock so long as such sale does not cause a Change of Control, or (e) disposition of assets made consistent with each Pledgor's historical practices in connection with the renovation, expansion or modification of any of the Pledged Casinos or (f) the sale by Boyd Gaming of up to 10% of the capital stock of Boyd Kansas City or (g) the sale of the riverboat known as Mary's Prize, Official Number O.N.1028011.

         "Permitted Liens" means the Liens permitted under Section 7.2.3.

         "Permitted Note Issuance" means an issuance by Boyd Gaming of senior or subordinated unsecured notes on terms reasonably acceptable to the Agent and the Co-Managing Agents.

         "Person" means any natural person, corporation, partnership, joint venture, firm, limited liability company, association, government, governmental agency or any other entity, whether acting in an individual, fiduciary or other capacity.

         "Personal Property Collateral" is defined in Section 5.1.4.

         "Plan" means any Pension Plan or Welfare Plan.

         "Pledged Casinos" shall mean all real property interests underlying (i) Sam's Town Kansas City, (ii) Sam's Town Tunica, (iii) Sam's Town Las Vegas, (iv) the California Hotel and Casino, (v) the Stardust Hotel and Casino, (vi) the Fremont Hotel and Casino and all rights appurtenant thereto and (vii) any Ventures pledged pursuant to Section 7.1.11, all property subject to the Liens of the First Preferred Ship Mortgages, and all fixtures, personal property and other improvements now existing or to be constructed on any of such properties (exclusive of any gaming equipment to the extent the pledge thereof is prohibited by local law).

         "Pledgor EBITDA" means, for any period, the consolidated earnings of the Pledgors attributable to the Pledged Casinos before depreciation, amortization, interest expense, pre-opening expenses, extraordinary items and taxes, all as determined in accordance with GAAP, plus the earnings, before depreciation, amortization, interest expense, pre-opening expenses, extraordinary items and taxes, all as determined in accordance with GAAP, during such period for any Venture that becomes a Pledged Casino pursuant to Section
7.1.11 hereof during such period, in either case, plus (or minus) any non-cash loss (or gain) arising from a change in GAAP.

         "Pledgors" means CH&C, Mare-Bear, Sam-Will, Boyd Tunica, Boyd Kansas City and any other Subsidiary designated by Boyd Gaming that delivers the documentation required by the terms of Section 7.1.11 hereof.

         "Proposed Acquisition" means the proposed acquisition of the capital stock of Par-A-Dice Gaming Corporation, owner of a riverboat casino and hotel with approximately 208 rooms in and near East Peoria, Illinois.

         "Reference Lenders" means CIBC, Wells Fargo Bank N.A. and Bank of America National Trust and Savings Association.

         "Release" means a "release", as such term is defined in CERCLA.

         "Required Lenders" means, at any time, Lenders having at least 66.6% of the Revolving Percentages of all Lenders.

         "Restricted Disposition" means any sale or disposition of assets by either Borrower or any Guarantor that is not a Permitted Disposition.

         "Revolving Loan" means each Loan made by the Lenders pursuant to the Revolving Loan Commitment.

         "Revolving Loan Commitment" is defined in Section 2.1.1.

         "Revolving Loan Commitment Amount" means, on any date, $500,000,000, as such amount may be reduced from time to time pursuant to Section 2.2, minus the aggregate principal amount of indebtedness of the Borrowers to the Swingline Lender resulting from outstanding Swing Loans, minus the aggregate undrawn face amount of outstanding Letters of Credit.

         "Revolving Note" means a promissory note of the Borrowers payable to any Lender in the form of Exhibit A hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrowers to such Lender resulting from outstanding Revolving Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Revolving Percentage" means, relative to any Lender for all Revolving Loans made or Letters of Credit issued, the percentage set forth opposite its name on Schedule I or as set forth in its Lender Assignment Agreement, as such percentage may be adjusted from time to time pursuant to Lender Assignment Agreements executed by such Lender and its Assignee Lenders and delivered pursuant to Section 10.11.

         "Sam-Will" means Sam-Will, Inc., a Nevada corporation and wholly-owned Subsidiary of CH&C.

         "Sam's Town Kansas City" means Sam's Town Kansas City, which facility is owned by Boyd Kansas City and is located in Kansas City, Missouri.

         "Sam's Town Las Vegas" means Sam's Town Hotel, Gambling Hall and Bowling Center, which facility is owned by CH&C and is located in Las Vegas, Nevada.

         "Sam's Town Tunica" means Sam's Town Hotel and Gambling Hall, which facility is owned by Boyd Tunica and is located in Tunica County, Mississippi.

         "Security Agreements" means those agreements executed and delivered pursuant to Section 5.1.4, as such agreements may be amended, supplemented, restated or otherwise modified from time to time, including, without limitation,
(a) each Deed of Trust, to the extent such document covers Personal Property Collateral and (b) those certain Assignments of Warranties, Personal Property Leases, Management and Service Contracts, Permits and Approvals and Insurance Proceeds, each duly executed by each Pledgor, which will cover all of the property and rights described therein that can be pledged without the consent of any third party and which will be in substantially the form of Exhibit I hereto.

         "Significant Subsidiary" means each Subsidiary of either
Borrower that

                  (a) is designated with an asterisk in Item 2 ("Existing Subsidiaries") of the Disclosure Schedule;

                  (b) accounted for at least 5% of consolidated revenues of Boyd Gaming and its Subsidiaries or 5% of consolidated earnings of Boyd Gaming and its Subsidiaries before interest and taxes, in each case for the four fiscal quarters of Boyd Gaming ending on the last day of the last fiscal quarter of Boyd Gaming immediately preceding the date as of which any such determination is made; or

                  (c) has assets which represent at least 5% of the consolidated assets of Boyd Gaming and its Subsidiaries as of the last day of the last fiscal quarter of Boyd Gaming immediately preceding the date as of which any such determination is made, all of which, with respect to clauses (b) and (c), shall be as reflected on the financial statements of Boyd Gaming for the period, or as of the date, in question.

         "Stated Maturity Date" means June 18, 2001.

         "Subordinated Debt" means the Boyd Notes, the CH&C Notes and any refunding, replacement or refinancing of the CH&C Notes permitted under Section 7.2.2, and all additional unsecured Indebtedness of the Borrowers for money borrowed which is subordinated, upon terms satisfactory to the Required Lenders, in right of payment to the payment in full in cash of all Obligations.

         "Subsidiary" means, with respect to any Person, any corporation of which more than 50% of the outstanding capital stock having ordinary voting power to elect a majority of the board of directors of such corporation (irrespective of whether at the time capital stock of any other class or classes of such corporation shall or might have voting power upon the occurrence of any contingency) is at the time directly or indirectly owned by such Person, by such Person and one or more other Subsidiaries of such Person, or by one or more other Subsidiaries of such Person; provided, however, that the term "Subsidiary" shall not include any New Venture Entity in which Boyd Gaming or any of its Subsidiaries owns less than 80% of the outstanding capital stock or other ownership interests.

         "Swingline Commitment" is defined in Section 2.1.2.

         "Swingline Lender" means Wells Fargo Bank N.A., and its successors and assigns.

         "Swingline Note" means a promissory note of the Borrowers payable to the Swingline Lender in the form of Exhibit B hereto (as such promissory note may be amended, endorsed or otherwise modified from time to time), evidencing the aggregate Indebtedness of the Borrowers to the Swingline Lender resulting from outstanding Swing Loans, and also means all other promissory notes accepted from time to time in substitution therefor or renewal thereof.

         "Swing Loan" means each Loan made by the Swingline Lender pursuant to the Swingline Commitment.

         "Swing Loan Commitment Amount" means, on any date, $15,000,000, as such amount may be reduced from time to time pursuant to Section 2.2.

         "Tangible Net Worth" means the consolidated net worth of Boyd Gaming and its Subsidiaries after subtracting therefrom the aggregate amount of any intangible assets of Boyd Gaming and its Subsidiaries, including goodwill, franchises, licenses, patents, trademarks and trade names.

         "Taxes" is defined in Section 4.6.

         "Title Company" means Lawyers Title Insurance Company or such other title insurance company as may be reasonably acceptable to the Agent.

         "Title Policies" is defined in Section 5.1.5.

         "Type" means, relative to any Borrowing or Loan, the portion thereof, if any, being maintained as a Base Rate Loan or

         "United States" or "U.S." means the United States of America, its fifty States and the District of Columbia.

         "Unused Fees" is defined in Section 3.3.1.

         "Venture" means any casino, hotel, casino/hotel, resort, resort/hotel, riverboat, riverboat/dockside casino, entertainment center or similar facility (or any site or proposed site for any of the foregoing), together with the businesses and operations incidental thereto.

         "Welfare Plan" means a "welfare plan", as such term is defined in section 3(1) of ERISA.

         SECTION 1.2. Use of Defined Terms. Unless otherwise defined or the context otherwise requires, terms for which meanings are provided in this Agreement shall have such meanings when used in each Note, Borrowing Request, Continuation/Conversion Notice, Loan Document, notice and other communication delivered from time to time in connection with this Agreement or any other Loan Document.

         SECTION 1.3. Cross-References. Unless otherwise specified, references in this Agreement and in each other Loan Document to any Article or Section are references to such Article or Section of this Agreement or such other Loan Document, as the case may be, and, unless otherwise specified, references in any Article, Section or definition to any clause are references to such clause of such Article, Section or definition.

         SECTION 1.4. Accounting and Financial Determinations. Unless otherwise specified, all accounting terms used herein or in any other Loan Document shall be interpreted, all accounting determinations and computations hereunder or thereunder shall be made, and all financial statements required to be delivered hereunder or thereunder shall be prepared, in accordance with those generally accepted accounting principles ("GAAP") applied in the preparation of the financial statements referred to in Section 6.5.

                                   ARTICLE II
                   COMMITMENTS, BORROWING PROCEDURES AND NOTES

         SECTION 2.1. Commitments. On the terms and subject to the conditions of this Agreement (including Article V), each Lender severally agrees to make Loans pursuant to the Commitments described in this Section 2.1.

         SECTION 2.1.1. Revolving Loan Commitment. From time to time on any Business Day occurring before the Maturity Date, each Lender will make Loans to the Borrowers equal to such Lender's Revolving Percentage of the aggregate amount of the Borrowing of

Revolving Loans requested by the Borrowers to be made on such day. The Commitment of each Lender described in this Section 2.1.1 is herein referred to as its "Revolving Loan Commitment". On the terms and subject to the conditions hereof, the Borrowers may from time to time borrow, prepay and reborrow Revolving Loans.

         SECTION 2.1.2. Swing Loan Commitment. From time to time on any Business Day occurring before the Maturity Date, the Swingline Lender will make Swing Loans to the Borrowers equal to the amount of Swing Loans requested by the Borrowers to be made on such day. The commitment of the Swingline Lender described in this Section 2.1.2 is herein referred to as its "Swingline Commitment". On the terms and subject to the conditions hereof, the Borrowers may from time to time borrow, repay and reborrow Swing Loans.

         SECTION 2.1.3. Lenders Not Permitted or Required To Make Loans.

                   (a) No Lender shall be permitted or required to make any Revolving Loan if, after giving effect thereto, the aggregate outstanding principal amount of all Revolving Loans

                             (i) of all Lenders would exceed the Revolving Loan
                   Commitment Amount as the availability thereunder may be temporarily reduced pursuant to the second sentence of
                   Section 2.2.2(d), or

                             (ii) of such Lender would exceed such Lender's
                   Revolving Percentage of the Revolving Loan Commitment Amount.

                   (b) The Swingline Lender shall not be permitted or required to make any Swing Loan if, after giving effect thereto,

                             (i) the aggregate outstanding principal amount of
                   all Swing Loans would exceed the Swingline Loan Commitment Amount; or

                             (ii) the amount of such Swing Loan would exceed the
                   Revolving Loan Commitment Amount as the availability thereunder may be temporarily reduced pursuant to the second sentence of Section 2.2.2(d) minus the aggregate principal amount of outstanding Revolving Loans.

         SECTION 2.2. Reduction of Commitment Amounts. The Commitment Amounts are subject to reduction from time to time pursuant to this Section 2.2.

                   SECTION 2.2.1. Optional. The Borrowers may, from time to time on any Business Day, voluntarily reduce the amount of any

Commitment Amount; provided, however, that all such reductions shall require at least five Business Days' prior notice to the Agent and be permanent, and any partial reduction of any Commitment Amount shall be in a minimum amount of $1,000,000 or an integral multiple thereof. Prior to the occurrence and continuance of an Event of Default, all voluntary reductions of the Commitments by the Borrowers shall be made to reduce the Revolving Loan Commitment and, in the case of the last $15,000,000 of the Revolving Loan Commitment, the Swing Loan Commitment.

                   SECTION 2.2.2. Mandatory.

                   (a) There shall be a mandatory reduction of the Commitment Amounts in an amount equal to all Net Cash Proceeds realized from any Restricted Disposition. Such reduction shall be made immediately upon consummation of such Restricted Disposition, and prior to the occurrence and continuance of an Event of Default, shall be applied in the following manner:

                        first, to any unused portion of the Revolving Loan Commitment and, in the case of the last $15,000,000 of the Revolving Loan Commitment, the Swing Loan Commitment, in which event such unused portion of the Revolving Loan Commitment (or the Revolving Loan Commitment and the Swingline Commitment) shall, to the extent of such Net Cash Proceeds, be cancelled and the Borrowers may retain proceeds in an amount equal to the amount of the Revolving Loan Commitment so cancelled; and

                        second, to the prepayment of the outstanding Revolving Loans in excess of such unused portion of the Revolving Loan Commitment and the corresponding cancellation of the Revolving Loan Commitment by the amount of such prepayment; provided that at such time, if any, as the Revolving Loan Commitment is equal to or less than $15,000,000, the Net Cash Proceeds shall be applied pro rata to the outstanding Revolving Loans and Swing Loans, with a cancellation of the Revolving Loan Commitment and Swing Loan Commitment Amount by the amount of such prepayment.

                   (b) All net non-cash proceeds (including any promissory notes) realized from any Restricted Disposition shall immediately upon receipt thereof be assigned and delivered to the Agent as and shall be held by the Agent as additional Collateral for the performance of the Obligations. Upon the reduction of any non-cash proceeds to cash, such cash shall be applied by the Agent as provided in clause (a) above or as provided in Section 2.2.3, if applicable;

                   (c) The Revolving Loan Commitment Amount and the aggregate outstanding principal amount of all Revolving Loans, Swing Loans and Letters of Credit shall be reduced on or before each date set forth below to an amount not more than the amount set forth opposite such date:

                           Date             Revolving Loan Commitment Amount
                           ----             --------------------------------
                  December 19, 1998                  $475,000,000
                  June 19, 1999                      $425,000,000
                  December 19, 1999                  $375,000,000
                  June 19, 2000                      $325,000,000
                  December 19, 2000                  $275,000,000
                  June 18, 2001                      -0-

                   (d) To the extent Boyd Gaming completes Permitted Note Issuances in an aggregate amount in excess of $200,000,000, the Revolving Loan Commitment Amount shall be permanently reduced by the amount of such excess (which reductions shall be applied to the pro rata reduction of scheduled commitment reductions under paragraph (c) above). In addition, after a Permitted Note Issuance, the availability under the Revolving Loan Commitment Amount shall be reduced by the lesser of (i) the amount of such Permitted Note Issuance less the amount of any permanent reduction of the Revolving Loan Commitment Amount described in the preceding sentence and (ii) the cost to redeem all of the Boyd Notes, and such reduction in availability shall remain in effect until Boyd Gaming funds a redemption of all or a portion of the Boyd Notes, at which time the availability under the Revolving Loan Commitment Amount shall increase by an amount equal to the lesser of
         (i) the amount of such Permitted Note Issuance less the amount of any permanent reduction of the Revolving Loan Commitment described in the first sentence of this clause or (ii) the cost to complete such redemption of all or such portion of the Boyd Notes.

                   (e) Notwithstanding anything to the contrary herein, the Borrowers may not reduce the Revolving Loan Commitment Amount to an amount less than the aggregate undrawn face amount of outstanding Letters of Credit then in effect unless the Borrowers shall have deposited with the Agent all amounts required pursuant to the second paragraph of Section 2.7 hereof.

                   SECTION 2.2.3. Post Default Application. After the occurrence and during the continuance of an Event of Default, all optional and mandatory reductions of commitment amounts under Section 2.2.1 and clauses (a), (b), (d) and (e) of Section 2.2.2 shall be applied to the pro rata reduction of amounts outstanding under the Revolving Loan Commitment and the Swing Loan Commitment.

In the case of Revolving Loans, such reductions shall be applied to the scheduled reductions set forth in clause (c) of Section 2.2.2 in the inverse order of their maturity.

         SECTION 2.3. Borrowing Procedure.

                   SECTION 2.3.1. Revolving Loans. The Borrowers may from time to time irrevocably request that a Borrowing of Revolving Loans be made by delivering a Borrowing Request to the Agent (i) for a Eurodollar Rate Loan, on or before 11:30 a.m. New York time, on a Business Day, at least three Business Days prior to the date of such proposed Borrowing, in a minimum amount of $3,000,000 or an integral multiple of $1,000,000 in excess thereof, or in the unused amount of the Revolving Loan Commitment Amount, as the availability thereof may be reduced pursuant to Section 2.2.2(d) and (ii) for a Base Rate Loan, on or before 11:30 a.m. New York time, on a Business Day, at least one Business Day prior to the date of such proposed Borrowing, in a minimum amount of $3,000,000 or an integral multiple of $1,000,000 in excess thereof, or in the unused amount of the Revolving Loan Commitment Amount, as the availability thereof may be reduced pursuant to Section 2.2.2(d). The Agent shall promptly notify each other Lender in writing of the terms of such Borrowing Request. On the terms and subject to the conditions of this Agreement, each Borrowing shall be comprised of the Type of Revolving Loans, and shall be made on the Business Day, specified in such Borrowing Request. On or before 1:00 p.m., New York time, on the Business Day such Revolving Loans are to be made, each Lender shall deposit with the Agent same day funds in an amount equal to such Lender's Revolving Percentage of the requested Borrowing. Such deposit will be made to an account which the Agent shall specify from time to time by notice to the Lenders. No Lender's obligation to make any Loan shall be affected by any other Lender's failure to make any Revolving Loan. To the extent funds are received from the Lenders, on the proposed date for such Borrowing the Agent shall make such funds available to the Borrowers at the office of the Agent.

                   SECTION 2.3.2. Swing Loans. The Borrowers may from time to time irrevocably request, by delivering a telephonic notice to the Swingline Lender (which notice shall promptly be confirmed by telecopy to the Swingline Lender and to the Agent) that a Borrowing of Swing Loans be made, by 1:00 p.m., Las Vegas time, on or before the date such Borrowing is requested, in a minimum amount of $100,000 or an integral multiple thereof, or in the unused amount of the Swingline Loan Commitment Amount. On the terms and subject to the conditions of this Agreement, each such Borrowing shall be compromised of Base Rate Loans, and shall be made on the Business Day specified in such Borrowing Request. The Swingline Lender shall make funds in an amount equal to the requested Borrowing available to the Borrowers to the accounts the Borrowers shall have specified in their Borrowing Request. Each request by the Borrowers for a Borrowing of Swing Loans shall be deemed to reaffirm the representations set forth in subsections (a), (b) and (c) of Section 5.2.1. The Swingline Lender shall not fund a Borrowing of Swing Loans if prior to the date of such Borrowing the Swingline Lender shall have received written notice from the Agent or any Lender of the existence and continuance of a Default or an Event of Default.

         SECTION 2.4. Continuation and Conversion Elections. By delivering a Continuation/Conversion Notice to the Agent on or before 11:30 a.m., New York time, on a Business Day, the Borrowers may from time to time irrevocably elect, on not less than three or more than five Business Days' notice that all, or any portion in an aggregate minimum amount of $3,000,000 and an integral multiple of $1,000,000 in excess thereof, of any Loan be, in the case of Base Rate Loans, converted into Eurodollar Rate Loans or, in the case of Eurodollar Rate Loans, continued as a Eurodollar Rate Loan or that all, or any portion in an aggregate minimum amount of $3,000,000 and an integral multiple of $1,000,000 in excess thereof of any Loan be, in the case of Eurodollar Rate Loans, converted into Base Rate Loans (in the absence of delivery of a Continuation/Conversion Notice with respect to any Eurodollar Rate Loan at least three Business Days before the last day of the then current Interest Period with respect thereto, such Eurodollar Rate Loan shall, on such last day, automatically convert to a Base Rate Loan); provided, however, that no portion of the outstanding principal amount of any Loans may be continued after the end of the applicable Interest Period therefor as, or be converted into, Eurodollar Rate Loans when any Default has occurred and is continuing. The Agent shall promptly notify each other Lender in writing of the terms of such Continuation/Conversion Notice.

         SECTION 2.5. Funding. Subject to the provisions of Section 4.11 hereof, each Lender may, if it so elects, fulfill its obligation to make, continue or convert Eurodollar Rate Loans hereunder by causing one of its foreign branches or Affiliates (or an international banking facility created by such Lender) to make or maintain such Eurodollar Rate Loan; provided, however, that such Eurodollar Rate Loan shall nonetheless be deemed to have been made and to be held by such Lender, and the obligation of the Borrowers to repay such Eurodollar Rate Loan shall nevertheless be to such Lender for the account of such foreign branch, Affiliate or international banking facility. In addition, the Borrowers hereby consent and agree that, for purposes of any determination to be made for purposes of Sections 4.1, 4.2, 4.3, or 4.4, it shall be conclusively assumed that each Lender elected to fund all Eurodollar Rate Loans by purchasing Dollar deposits in its Eurodollar Office's interbank eurodollar market.

         SECTION 2.6. Notes. Each Lender's Revolving Loans shall be evidenced by a Note payable to the order of such Lender in a maximum principal amount equal to such Lender's Revolving Percentage as set forth on Schedule I hereto of $500,000,000. The Swingline Lender's Swing Loans shall be evidenced by a Swingline Note payable to the order of the Swingline Lender in a maximum principal amount equal to the Swing Loan Commitment Amount. The Borrowers hereby irrevocably authorize each Lender to make (or cause to be made) appropriate notations on the grid attached to such Lender's Note (or on any continuation of such grid), which notations, if made, shall evidence, inter alia, the date of, the outstanding principal of, and the interest rate and Interest Period applicable to the Loans evidenced thereby. Upon request by the Borrowers, each Lender agrees to confirm to the Borrowers the information reflected in such notations. Such notations shall be conclusive and binding on the Borrowers absent manifest error; provided, however, that the failure of any Lender to make any such notations shall not limit or otherwise affect any Obligations of the Borrowers.

         SECTION 2.7. Letter of Credit Procedure. The Borrowers may from time to time request that a Letter of Credit be issued by delivering to the L/C Issuer (with a telecopy to the Agent) on a Business Day, at least five Business Days prior to the date of such proposed issuance, a Letter of Credit application in the L/C Issuer's then standard form, completed to the satisfaction of the L/C Issuer, and such other certificates as the L/C Issuer may reasonably request; provided, however, that no Letter of Credit shall be issued if after giving effect to the issuance thereof, the aggregate undrawn face amount of outstanding Letters of Credit would exceed the lesser of (a) $15,000,000 or (b) the Revolving Loan Commitment Amount minus the aggregate unpaid principal amount of Revolving Loans and Swing Loans then outstanding. On the terms and subject to the conditions of this Agreement, each Letter of Credit shall be issued by the L/C Issuer on the Business Day specified in the Borrowers' application therefor. The Agent shall promptly notify each Lender in writing of the material terms of each Letter of Credit issued by the L/C Issuer. Each request for a Letter of Credit and each Letter of Credit shall be subject to the Uniform Customs and Practice for Documentary Credits (1993 Revision), International Chamber of Commerce Publication Number 500. Each Letter of Credit will be issued for a term of not more than one year, and in no event shall any Letter of Credit have an expiration date later than the Stated Maturity Date.

         Upon any termination of the Revolving Loan Commitment prior to the Stated Maturity Date, the Borrowers shall deposit with the Agent an amount equal to 105% of the aggregate amount available to be drawn under outstanding Letters of Credit, such amount to be placed in a segregated, interest-bearing cash collateral account pledged to the Lenders as Collateral hereunder over which Borrowers shall have no control but which shall be applied solely to repay the Borrowers' obligations in connection with such Letters of

Credit unless an Event of Default has occurred and is continuing. In the event the expiry date (or earlier termination) of any Letter of Credit should occur with no draw having been made thereunder for which the Borrowers have not made reimbursement and so long as no Event of Default has occurred and is continuing, the amount of the cash collateral account shall be reduced by 105% of the undrawn amount of such expired Letter of Credit and the amount of such reduction shall be paid to the Borrowers (and, in the case of the final Letter of Credit to expire or otherwise be terminated, the remaining balance of the cash collateral account shall be paid to the Borrowers).

                                   ARTICLE III
                   REPAYMENTS, PREPAYMENTS, INTEREST AND FEES

         SECTION 3.1. Repayments and Prepayments. The Borrowers shall repay in full the unpaid principal amount of each Loan upon the Stated Maturity Date.

              SECTION 3.1.1. Payment Terms. Prior to the Stated Maturity Date of each Loan, the Borrowers

                   (a) may, from time to time on any Business Day, make a voluntary prepayment, in whole or in part, of the outstanding principal amount of any Loans; provided, however, that

                             (i) no such prepayment of any Eurodollar Rate Loan
                   may be made on any day other than the last day of the Interest Period for such Loan;

                             (ii) all such voluntary prepayments of any
                   Eurodollar Rate Loan shall require at least three Business Days' prior written notice to the Agent and all such voluntary partial prepayments shall be in an aggregate minimum amount of $3,000,000 and integral multiples of $1,000,000 in excess thereof or such lesser amount as will prepay such Loan in full;

                             (iii) all such voluntary prepayments of any Base
                   Rate Loan outstanding under the Revolving Loan Commitment shall require at least one Business Day's notice, and all such voluntary partial prepayments shall be in an aggregate minimum amount of $3,000,000 and integral multiples of $1,000,000 in excess thereof or such lesser amount as will prepay such Loan in full; and

                             (iv) all such voluntary prepayments of any Swing
                   Loan shall require at least one Business Day's notice to the Swingline Lender (unless notice shall have been given by 11:30 a.m., Las Vegas time and payment shall be received by 1:00 p.m. Las Vegas time, in which event one

                   Business Day's notice shall not be required), and all such voluntary partial prepayments shall be in an aggregate minimum amount of $100,000 or integral multiples of $100,000 or such lesser amount as will prepay such Loan in full.

                   (b) shall, one (1) Business Day after receipt of Net Cash Proceeds, apply such proceeds in accordance with clause (a) of Section
         2.2.2 or Section 2.2.3, if applicable; and

                   (c) shall, immediately upon any acceleration of the Stated Maturity Date pursuant to Section 8.2 or Section 8.3, repay all Loans.

Each prepayment of any Loans made pursuant to this Section shall be without premium or penalty, except as may be required by Section 4.4. All mandatory prepayments pursuant to clause (b) above shall require at least one (1) Business Day prior written notice to the Agent. All prepayments of Revolving Loans shall be applied first to the repayment of Base Rate Loans and second to the repayment of Eurodollar Rate Loans in the direct order of the maturity of the Interest Periods therefor. All notices of prepayment required to be delivered to the Agent hereunder (other than notices relating to Swing Loans) shall be in substantially the form of Exhibit M. The Agent shall promptly notify each other Lender of the terms of each notice of prepayment.

                   SECTION 3.1.2. Special Swing Loan Provisions. All Swing Loans shall be payable with accrued interest thereon solely to the Swingline Lender for its own account, and shall otherwise be subject to all the terms and conditions applicable to the Revolving Loans (unless otherwise specifically set forth herein). Upon the earlier to occur of (x) thirty days after the making of any Swing Loan or (y) one Business Day after the occurrence of an Event of Default, the Borrowers shall repay all of such Swing Loans in cash by 1:00 p.m., Las Vegas time, on the date due or make a Borrowing of Revolving Loans in an amount at least equal to the aggregate outstanding principal amount of all Swing Loans together with all accrued interest thereon, and shall apply the proceeds of such Borrowing to repay in its entirety the aggregate outstanding principal amount of all Swing Loans together with accrued interest thereof to the date of such repayment.

         In the event that any portion of any Swing Loan is not repaid when due, the Swingline Lender shall promptly notify the Agent and the Agent shall promptly, and in no event later than 5:00 p.m., New York time, two Business Days after its receipt of such notice, notify each Lender in writing of the unreimbursed amount of such Swing Loan and of such Lender's Revolving Percentage of such unreimbursed amount. Each of the Lenders shall make a Revolving Loan in an amount equal to such Lender's Revolving Percentage of the unreimbursed amount of such Swing Loan, together with accrued unpaid interest thereon (to the extent that there is availability under the Revolving Loan Commitment), and pay the proceeds thereof, in immediately available funds, directly to the Agent for the account of the Swingline Lender, not later than 1:00 p.m., New York time, on the next Business Day after the date such Lender is notified by the Agent. Revolving Loans made by the Lenders to repay unreimbursed Swing Loans pursuant to this subsection shall constitute Revolving Loans hereunder, initially shall be Base Rate Loans and shall be subject to all of the provisions of this Agreement concerning Revolving Loans, except that such Revolving Loans shall be made upon demand by the Agent as set forth above rather than upon notice by the Borrowers, and shall be made, notwithstanding anything in this Agreement to the contrary, without regard to satisfaction of conditions precedent to the making of Revolving Loans set forth in Article V of this Agreement; provided, however that no Lender shall be obligated to make such Revolving Loans if, prior to the date of the Borrowing of the Swing Loan to be refunded, the Swingline Lender had received written notice from the Agent or any Lender of the existence and continuance of a Default or an Event of Default.

         Each Lender's obligation to make Revolving Loans in the amount of its Revolving Percentage of any unreimbursed Swing Loan pursuant hereto is several, and not joint or joint and several. The failure of any Lender to perform its obligation to make a Revolving Loan in the amount of such Lender's Revolving Percentage of any unreimbursed Swing Loan will not relieve any other Lender of its obligation hereunder to make a Revolving Loan in the amount of such other Lender's Revolving Percentage of such unreimbursed Swing Loan. Any Lender may, but shall have no obligation to any Person to, assume all or any portion of any non-performing Lender's obligation to make a Revolving Loan in the amount of such Lender's Revolving Percentage of such unreimbursed Swing Loan. The Borrowers agree to accept the Revolving Loans hereinabove provided, whether or not such Loans could have been made pursuant to the terms of Section 5.2 hereof or any other Section of this Agreement.

         In the event, for whatever reason, the Agent determines that the Lenders are not able to, or that it could be disadvantageous for the Lenders to, advance their respective Revolving Percentage of Revolving Loans for the purpose of refunding Swing Loans as required hereunder, then each of the Lenders absolutely and unconditionally agrees to purchase and take from the Swingline Lender on demand an undivided participation interest in Swing Loans outstanding in an amount equal to their respective Revolving Percentage of such Swing Loans.

                   SECTION 3.1.3. Post Default Application of Payments. Notwithstanding any provision of Section 3.1.1 to the contrary, after the occurrence and during the continuance of an Event of Default, all optional and mandatory payments under Section 3.1.1 shall be applied first to pay any fees and expenses then due and owing, second to the pro rata payment of accrued and unpaid interest on all Loans and third to the pro rata reduction of amounts outstanding under the Revolving Loan Commitment and the Swingline Commitment.

         SECTION 3.2. Interest Provisions. Interest on the outstanding principal amount of Loans shall accrue and be payable in accordance with this Section 3.2.

                   SECTION 3.2.1. Rates. Pursuant to an appropriately delivered Borrowing Request or Continuation/Conversion Notice, the Borrowers may elect that Loans comprising a Borrowing accrue interest at a rate per annum:

                   (a) on that portion maintained from time to time as a Base Rate Loan, equal to the sum of the Alternate Base Rate from time to time in effect plus the Applicable Base Rate Margin in effect from time to time; and

                   (b) on that portion maintained as a Eurodollar Rate Loan, during each Interest Period applicable thereto, equal to the sum of the Eurodollar Rate (Reserve Adjusted) for such Interest Period plus the Applicable Eurodollar Rate Margin in effect from time to time.

         All Eurodollar Rate Loans shall bear interest from and including the first day of the applicable Interest Period to (but not including) the last day of such Interest Period at the interest rate determined as applicable to such Eurodollar Rate Loan.

                   SECTION 3.2.2. Post-Maturity Rates. After the date any principal amount of any Loan is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise), or after any other monetary Obligation of the Borrowers hereunder shall have become due and payable, the Borrowers shall pay interest (after as well as before judgment) on such amounts at a rate per annum equal to the Alternate Base Rate plus a margin of 3% until such amount is paid in full.

                   SECTION 3.2.3. Payment Dates. Interest accrued on each Loan shall be payable, without duplication:

                   (a) on the Stated Maturity Date therefor;

                   (b) with respect to Base Rate Loans, on each Monthly Payment Date occurring on and after the Effective Date;

                   (c) with respect to Eurodollar Rate Loans, the last day of each applicable Interest Period (and, if such Interest Period shall exceed three months, at the end of the third month thereof); and

                   (d) on that portion of any Loans the Stated Maturity Date of which is accelerated pursuant to Section 8.2 or Section 8.3, immediately upon such acceleration.

Interest accrued on Loans or other monetary Obligations arising under this Agreement or any other Loan Document after the date such amount is due and payable (whether on the Stated Maturity Date, upon acceleration or otherwise) shall be payable upon demand.

                   SECTION 3.2.4. Interest Rate Determination. If the Eurodollar Rate cannot be determined pursuant to clause (a) of the definition thereof, each Reference Lender agrees to furnish to the Agent timely information for the purpose of determining each Eurodollar Rate. If any one or more of the Reference Lenders shall fail timely to furnish such information to the Agent, the Agent shall determine such interest rate on the basis of the information furnished by the remaining Reference Lenders.

         SECTION 3.3. Fees. The Borrowers agree to pay to the Agent and each Lender the fees set forth in this Section 3.3.

                   SECTION 3.3.1. Unused Fee. The Borrowers agree to pay to the Agent for the account of each Lender, for the period (including any portion thereof when any of its Commitments are suspended by reason of the Borrowers' inability to satisfy any condition of Article V or when any portion of the Revolving Loan Commitment Amount may be temporarily unavailable pursuant to the second sentence of Section 2.2.2(d)) commencing on the Effective Date and continuing through the earlier of (x) termination by the Borrowers of the Revolving Loan Commitment on three Business Days' written notice or (y) the Maturity Date, an unused fee (the "Unused Fee") at the rate per annum set forth under the column labelled "Unused Fee" in the definition of "Applicable Margin" opposite Boyd Gaming's Funded Debt to EBITDA Ratio as of the last day of the most recently ended Fiscal Quarter, calculated on the average daily Commitment Fee Amount. The Unused Fee shall be payable by the Borrowers quarterly in arrears on the last day of March, June, September and December in each year (or, if such day is not a Business Day, on the next succeeding Business Day), commencing with the first such date to occur after the Effective Date, and on any expiration or termination of the Revolving Loan Commitment.

                   SECTION 3.3.2. Upfront Fees. On the Effective Date, the Borrowers agree to pay to the Agent for the account of each Lender upfront fees in such amounts as have been agreed upon previously by the Agent and each such Lender.

                   SECTION 3.3.3. Letter of Credit Fees. The Borrowers agree to pay to the Agent, for the account of the Lenders, letter of credit fees (the "L/C Fees") on the average daily face amount of outstanding Letters of Credit during each Fiscal Quarter, calculated at a per annum rate equal to the Applicable Eurodollar Rate Margin in effect on the last day of such Fiscal Quarter. The Borrowers further agree to pay to the L/C Issuer, for its own account, a fronting fee (the "Fronting Fee") equal to 0.125% per annum of the average daily face amount of outstanding Letters of Credit during each Fiscal Quarter, calculated on the last day of such Fiscal Quarter. The L/C Fees and the Fronting Fee shall be computed on the basis of a year comprised of 365 days or, if appropriate, 366 days and shall be payable quarterly in arrears, on the last day of March, June, September and December.

                   SECTION 3.3.4. Agent's Fees. To the Agent for its own account, fees in such amounts and at such times as more particularly set forth in that certain confidential fee letter dated April 2, 1996 between the Agent and the Borrowers.

         SECTION 3.4. Agreement to Repay Letter of Credit Drawings with Revolving Loans. The Borrowers agree to reimburse the L/C Issuer for each draft that is paid under any Letter of Credit for the amount of (a) such draft and (b) any reasonable taxes, fees, charges or other costs and expenses incurred by the L/C Issuer in connection with such payment, whether such draft is paid before, on or after termination of the Revolving Loan Commitment. If the L/C Issuer shall notify the Borrowers and the Agent prior to 11:00 a.m., New York time, on any day that payment has been made under any Letter of Credit, the Borrowers shall reimburse the L/C Issuer with the proceeds of a Revolving Loan made pursuant to Section 3.5 not later than the following Business Day. If such notice to the Borrowers and the Agent shall be given after 11:00 a.m., New York time, the Borrowers shall reimburse the L/C Issuer with the proceeds of a Revolving Loan made pursuant to Section 3.5 not later than the second following Business Day. Interest shall be payable on any and all unreimbursed amounts advanced by the L/C Issuer under this Section from the date such amounts have been advanced by the L/C Issuer until reimbursed at the rate of interest payable on the Revolving Loans.

         The payment obligations of the Borrowers under this Section shall be unconditional and irrevocable and shall be paid strictly in accordance with the terms of this Agreement under all circumstances, including without limitation, the following circumstances:

                   (a) the existence of any claim, set-off, defense or other right which the Borrowers may have at any time against any beneficiary, or any transferee, of any Letter of Credit (or any Persons for whom any such beneficiary or any such transferee may be acting), the L/C Issuer or any other Person, whether in connection with this Agreement, the transactions contemplated herein, or any unrelated transaction;

                   (b) any statement or any other document presented under any Letter of Credit proving to be forged, fraudulent, invalid or unenforceable in any respect or any statement therein being untrue or inaccurate in any respect; provided that any such statement or other document appears, on examination, to be regular on its face; or

                   (c) payment by the L/C Issuer under any Letter of Credit against presentation of drafts, certificates, claims, documents or required statements that do not strictly comply with the terms of the Letter of Credit; provided that, upon examination, any such drafts, certificates, claims, documents or statements appear on their face to be in accordance with the Letter of Credit.

         SECTION 3.5. Letter of Credit Participations. The L/C Issuer irrevocably agrees to grant and hereby grants to each Lender, and, to induce the L/C Issuer to issue Letters of Credit hereunder, each Lender irrevocably agrees to accept and purchase and hereby accepts and purchases from the L/C Issuer for such Lender's own account and risk an undivided interest equal to such Lender's Revolving Percentage in the L/C Issuer's obligations and rights under each Letter of Credit issued hereunder and each draft paid by the L/C Issuer hereunder.

         Upon presentation of a draft drawn under any Letter of Credit, the L/C Issuer shall promptly notify the Agent and the Agent shall promptly notify each Lender of the amount under such draft and of such Lender's Percentage of such amount. Unless (i) the Borrowers shall have previously reimbursed the L/C Issuer for the amount of such draft or (ii) there is a sufficient amount in any cash collateral account established to cover payments to be made under such Letter of Credit, each of the Lenders shall thereafter make a Revolving Loan in an amount equal to such Lender's Revolving Percentage of the amount of such payment made by the L/C Issuer, together with any accrued and unpaid interest thereon. Each Lender shall pay the proceeds of its Loan, in immediately available funds, directly to the Agent for the account of the L/C Issuer, (i) not later than 1:00 p.m. New York time, on the following Business Day if the Agent shall have provided notice prior to 11:30 a.m. New York time, and (ii) if the Agent shall have provided notice after 11:30 a.m. New York time, not later than 1:00 p.m. New York time, on the second following Business Day. Revolving Loans made by the Lenders to repay amounts under Letters of Credit pursuant to this subsection shall constitute Revolving Loans hereunder, initially shall be Base Rate Loans and shall be subject to all of the provisions of this Agreement concerning Revolving Loans, except that such Revolving Loan shall be made upon demand by the Agent as set forth above rather than upon notice by the Borrowers, and shall be made, notwithstanding anything in this Agreement to the contrary, without regard to satisfaction of conditions precedent to the making of Revolving Loans set forth in Article V of this Agreement and, notwithstanding any termination of the Revolving Loan Commitment prior to the Stated Maturity Date, Revolving Loans shall be made to reimburse the L/C Issuer for any drafts paid under any Letter of Credit outstanding on the date of such termination.

         Each Lender's obligation to make Revolving Loans in the amount of its Revolving Percentage of any unreimbursed amounts outstanding under a Letter of Credit pursuant hereto is several, and not joint or joint and several. The failure of any Lender to perform its obligation to make a Revolving Loan in the amount of such Lender's Revolving Percentage of any unreimbursed amounts outstanding under an Letter of Credit will not relieve any other Lender of its obligation hereunder to make a Revolving Loan in the amount of such other Lender's Revolving Percentage of such amounts. Any Lender may, but shall have no obligation to any Person to, assume all or any portion of any non-performing Lender's obligation to make a Revolving Loan in the amount of such Lender's Revolving Percentage of such amount outstanding under a Letter of Credit. The Borrowers agree to accept the Revolving Loans hereinabove provided, whether or not such loans could have been made pursuant to the terms of Section 5.2 hereof, or any other Section of this Agreement.

                                   ARTICLE IV
                  CERTAIN EURODOLLAR RATE AND OTHER PROVISIONS

         SECTION 4.1. Eurodollar Rate Lending Unlawful. If any Lender shall determine that the introduction of or any change in or in the interpretation of any law makes it unlawful, or any central bank or other governmental authority asserts that it is unlawful, for such Lender to make, continue or maintain any Loan as, or to convert any Loan into, a Eurodollar Rate Loan, the obligation of such Lender to make, continue, maintain or convert any such Loans shall, upon such determination, forthwith be suspended until such Lender shall notify the Agent that the circumstances causing such suspension no longer exist, and all Eurodollar Rate Loans of such Lender shall automatically convert into Base Rate Loans at the end of the then current Interest Periods with respect thereto or sooner, if required by such law or assertion. Until the circumstances causing such suspension no longer exist, such Lender(s) shall have no obligation to make or continue any Loans as, or to convert any Loans into Eurodollar Rate Loans.

         SECTION 4.2. Deposits Unavailable. If the Agent shall have determined that

                   (a) Dollar deposits in the relevant amount and for the relevant Interest Period are not available to the Reference Lenders in the interbank market; or

                   (b) by reason of circumstances affecting the interbank market, adequate means do not exist for ascertaining the interest rate applicable hereunder to Eurodollar Rate Loans, then, upon notice from the Agent to the Borrowers and the Lenders, the obligations of all Lenders under Section 2.3 and Section 2.4 to make or continue any Loans as, or to convert any Loans into, Eurodollar Rate Loans shall forthwith be suspended until the Agent shall notify the Borrowers and the Lenders that the circumstances causing such suspension no longer exist.

         SECTION 4.3. Increased Costs, etc. The Borrowers agree to reimburse each Lender for any increase in the cost to such Lender of, or any reduction in the amount of any sum receivable by such Lender in respect of, (i) making, continuing or maintaining (or of its obligation to make, continue or maintain) any Loans as, or of converting (or of its obligation to convert) any Loans into, Eurodollar Rate Loans or (ii) any Letter of Credit (or any Lender's participation therein) issued hereunder as a result of any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in adopted after the Effective Date of, any law or regulation, directive, guideline, decision or request (whether or not having force of law) of any court, central bank, regulator or other governmental authority (whether or not having the force of law and whether or not the failure to comply with such guideline or requirement would be unlawful). Such Lender shall promptly notify the Agent and the Borrowers in writing of the occurrence of any such event, such notice to state, in reasonable detail, the reasons therefor and the additional amount required fully to compensate such Lender for such increased cost or reduced amount. Such additional amounts shall be payable by the Borrowers directly to such Lender within five (5) days of its receipt of such notice, and such notice shall, in the absence of manifest error, be conclusive and binding on the Borrowers.

         SECTION 4.4. Funding Losses. In the event any Lender shall incur any loss or expense (including any loss or expense incurred by reason of the liquidation or reemployment of deposits or other funds acquired by such Lender to make, continue or maintain any portion of the principal amount of any Loan as, or to convert any portion of the principal amount of any Loan into, a Eurodollar Rate Loan) as a result of

                   (a) any conversion or repayment or prepayment of the principal amount of any Eurodollar Rate Loans on a date other than the scheduled last day of the Interest Period applicable thereto, whether pursuant to Section 3.1 or otherwise;

                   (b) any Loans not being made as Eurodollar Loans in accordance with the Borrowing Request therefor; or

                   (c) any Loans not being continued as, or converted into, Eurodollar Loans in accordance with the Continuation/Conversion Notice therefor,

then, upon the written notice of such Lender to the Borrowers (with a copy to the Agent), the Borrowers shall, within five (5) Business Days of its receipt thereof, pay directly to such Lender such amount as will (in the reasonable determination of such Lender) reimburse such Lender for such loss or expense. Such written notice (which shall include calculations in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrowers.

         SECTION 4.5. Increased Capital Costs. If any change in, or the introduction, adoption, effectiveness, interpretation, reinterpretation or phase-in adopted after the Effective Date of, any law or regulation, directive, guideline, decision or request (whether or not having the force of law) of any court, central bank, regulator or other governmental authority or the implementation of any risk-based capital guideline or other requirement (whether or not having the force of law and whether or not the failure to comply with such guideline or requirement would be unlawful) heretofore or hereafter issued by any governmental authority, whereby such law or regulation affects or would affect the amount of capital required or expected to be maintained by any Lender or any Person controlling such Lender, and such Lender reasonably determines that the rate of return on its or such controlling Person's capital as a consequence of its Commitments or the Loans made by such Lender or any Letter of Credit issued by such Lender or in which such Lender is a risk participant is reduced to a level below that which such Lender or such controlling Person could have achieved but for the occurrence of any such circumstance, then, in any such case upon notice from time to time by such Lender to the Borrowers, the Borrowers shall within two (2) Business Days after demand pay directly to such Lender additional amounts sufficient to compensate such Lender or such controlling Person for such reduction in rate of return. A statement of such Lender as to any such additional amount or amounts (including calculations thereof in reasonable detail) shall, in the absence of manifest error, be conclusive and binding on the Borrowers. In determining such amount, such Lender may use any method of averaging and attribution that it (in its reasonable discretion) shall deem applicable.

         SECTION 4.6. Taxes. All payments by the Borrowers of principal of, and interest on, the Loans and all other amounts payable hereunder shall be made free and clear of and without deduction for any present or future income, excise, stamp or franchise taxes and other taxes, fees, duties, withholdings or other charges of any nature whatsoever imposed by any taxing authority, other than taxes imposed on or measured by any Lender's net income or receipts by the U.S., any state, the jurisdiction in which such Lender is organized or the country in which such Lender's Eurodollar Office is located (such non-excluded items being called "Taxes"). In the event that any withholding or deduction from any payment to be made by the Borrowers hereunder is required in respect of any Taxes pursuant to any applicable law, rule or regulation, then, subject to the Borrowers' receipt of the documentation required by the terms of the last paragraph of this Section 4.6, the Borrowers will

                   (a) pay directly to the relevant authority the full amount required to be so withheld or deducted;

                   (b) promptly forward to the Agent an official receipt or other documentation satisfactory to the Agent evidencing such payment to such authority; and

                   (c) pay to the Agent for the account of the Lenders such additional amount or amounts as is necessary to ensure that the net amount actually received by each Lender will equal the full amount such Lender would have received had no such withholding or deduction been required.

Moreover, if any Taxes are directly asserted against the Agent or any Lender with respect to any payment received by the Agent or such Lender hereunder, the Agent or such Lender may pay such Taxes and the Borrowers will promptly pay such additional amounts (including any penalties, interest or expenses (unless such penalties, interest or expenses are attributable solely to the actions of such Lender)) as is necessary in order that the net amount received by such person after the payment of such Taxes (including any Taxes on such additional amount) shall equal the amount such person would have received had not such Taxes been asserted.

         If the Borrowers fail to pay any Taxes when due to the appropriate taxing authority or fail to remit to the Agent, for the account of the respective Lenders, the required receipts or other required documentary evidence, the Borrowers shall indemnify the Lenders for any incremental Taxes, interest or penalties that may become payable by any Lender as a result of any such failure. For purposes of this Section 4.6, a distribution hereunder by the Agent or any Lender to or for the account of any Lender shall be deemed a payment by the Borrowers. Without prejudice to the survival of any other agreement of the Borrowers hereunder or any other Loan Document, the agreements of the Borrowers contained in this Section shall survive the payment in full of all its Obligations.

         Upon the request of the Borrowers or the Agent, each Lender that is organized under the laws of a jurisdiction other than the United States shall, prior to the due date of any payments under the Notes and subsequently as required by law, execute and deliver to the Borrowers and the Agent, one or more (as the Borrowers or the Agent may reasonably request) United States Internal Revenue Service Forms 4224 or Forms 1001 or such other forms or documents (or successor forms or documents), appropriately completed, as may be applicable to establish the extent, if any, to which a payment to such Lender is exempt from withholding or deduction of Taxes.

         SECTION 4.7. Payments, Computations, etc. Unless otherwise expressly provided, all payments by the Borrowers pursuant to this Agreement, the Notes (other than the Swingline Note) or any other Loan Document shall be made by the Borrowers to the Agent for the pro rata account of the Lenders entitled to receive such payment. All such payments required to be made to the Agent shall be made, without setoff, deduction or counterclaim, not later than 1:00 p.m., New York time, on the date due, in same day or immediately available funds, to Morgan Guaranty Trust Company of New York, 60 Wall Street, New York, New York 10260, ABA No. 021 000 238 for account of: Canadian Imperial Bank of Commerce account no. 630 00 480, for further credit to agented loans account no. 07-09611, attention: syndications, reference: Boyd Gaming Corporation, or to such other account as the Agent shall specify from time to time by written notice to the Borrowers. Funds received after such time shall be deemed to have been received by the Agent on the next succeeding Business Day. The Agent shall promptly remit in same day funds on the Business Day received to each Lender its share, if any, of such payments received by the Agent for the account of such Lender. All interest shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such interest is payable over a year comprised of 360 days (or, in the case of interest on a Base Rate Loan, 365 days or, if appropriate, 366 days). All Unused Fees, L/C Fees and other fees shall be computed on the basis of the actual number of days (including the first day but excluding the last day) occurring during the period for which such fees are payable over a year comprised of 365 days or, if appropriate, 366 days. Whenever any payment to be made shall otherwise be due on a day which is not a Business Day, such payment shall (except as otherwise required by clause (c) of the definition of the term "Interest Period" with respect to Eurodollar Rate Loans) be made on the next succeeding Business Day and such extension of time shall be included in computing interest and fees, if any, in connection with such payment.

         SECTION 4.8. Sharing of Payments. If any Lender shall obtain any payment or other recovery (whether voluntary, involuntary, by application of setoff or otherwise) on account of any Loan (other than pursuant to the terms of Sections 4.3, 4.4, 4.5 and 4.6) in excess of its pro rata share of payments then or therewith obtained by all Lenders holding Loans of such Type, such Lender shall purchase from the other Lenders such participations in Loans made by them as shall be necessary to cause such purchasing Lender to share the excess payment or other recovery ratably with each of them; provided, however, that if all or any portion of the excess payment or other recovery is thereafter recovered from such purchasing Lender, the purchase shall be rescinded and each Lender which has sold a participation to the purchasing Lender shall repay to the purchasing Lender the purchase price to the ratable extent of such recovery together with an amount equal to such selling Lender's ratable share (according to the proportion of (a) the amount of such selling Lender's required repayment to the purchasing Lender to (b) the total amount so recovered from the purchasing Lender) of any interest or other amount paid or payable by the purchasing Lender in respect of the total amount so recovered. The Borrowers agree that any Lender so purchasing a participation from another Lender pursuant to this Section may, to the fullest extent permitted by law, exercise all its rights of payment (including pursuant to Section 4.9) with respect to such participation as fully as if such Lender were the direct creditor of the Borrowers in the amount of such participation. If under any applicable bankruptcy, insolvency or other similar law, any Lender receives a secured claim in lieu of a setoff to which this Section applies, such Lender shall, to the extent practicable, exercise its rights in respect of such secured claim in a manner consistent with the rights of the Lenders entitled under this Section to share in the benefits of any recovery on such secured claim. For the purposes of determining a Lender's applicable pro rata share, all issued and outstanding Letters of Credit shall be considered Revolving Loans, and any payments in respect thereof shall be deposited in the cash collateral account established pursuant to Section 2.7 hereof. If any Letter of Credit shall thereafter expire or terminate without being drawn, the amount previously deposited into the cash collateral account in respect thereof shall be released from the cash collateral account and distributed to the Lenders on a pro rata basis or, if no Loans shall be outstanding, delivered to the Borrowers.

         SECTION 4.9. Setoff. Each Lender, with the consent of the Agent and the Required Lenders, shall, upon the occurrence of any Default described in clauses
(a) through (d) of Section 8.1.9 or upon the occurrence of any other Event of Default, have the right to appropriate and apply to the payment of the Obligations owing to it (whether or not then due), and (as security for such Obligations) the Borrowers hereby grant to each Lender a continuing security interest in, any and all balances, credits, deposits, accounts or moneys of the Borrowers (or either of them) then or thereafter maintained with such Lender; provided, however, that any such appropriation and application shall be subject to the provisions of Section 4.8. Each Lender agrees promptly to notify the Borrowers and the Agent after any such setoff and application made by such Lender; provided, however, that the failure to give such notice shall not affect the validity of such setoff and application. The rights of each Lender under this Section are in addition to other rights and remedies (including other rights of setoff under applicable law or otherwise) which such Lender may have.

         SECTION 4.10. Use of Proceeds. The Borrowers shall apply the proceeds of each Borrowing in accordance with the third recital. Without limiting the foregoing, no proceeds of any Loan will be used to acquire any equity security of a class which is registered pursuant to Section 12 of the Securities Exchange Act of 1934 or any "margin stock", as defined in F.R.S. Board Regulation U.

         SECTION 4.11. Discretion of Lenders as to Manner of Funding. Notwithstanding any provision of this Agreement to the contrary, each Lender shall be entitled to fund and maintain its funding of all or any part of its Loans in any manner it sees fit, it being understood, however, that for the purposes of this Agreement all determinations hereunder shall be made as if such Lender had actually funded and maintained each Eurodollar Loan during the Interest Period for such Loan through the purchase of deposits having a maturity corresponding to the last day of such Interest Period and bearing an interest rate equal to the Eurodollar Rate for such Interest Period. Each Lender shall use reasonable efforts (consistent with its internal policies and legal and regulatory restrictions) to take appropriate action, including the selection of a jurisdiction of its Eurodollar Office or the changing of the jurisdiction of its Eurodollar Office, as the case may be, so as to avoid the imposition of any increased costs or withholding taxes or to eliminate the amount of any such increased costs or withholding taxes which may thereafter accrue; provided that no such selection or change of the jurisdiction for its Eurodollar Office shall be made if, in the reasonable judgment of such Lender, such selection or change would be disadvantageous to such Lender.

         SECTION 4.12. Substitution. In the event that (x) any Lender's obligation to make Eurodollar Rate Loans has been declared unlawful pursuant to
Section 4.1 or (y) any Lender has demanded compensation under Section 4.3 or 4.6, and so long as there does not exist a Default or Event of Default, the Borrowers shall have the right, with the consent of the Agent, to designate another financial institution (which may be one or more of the Lenders) as a substitute for such Lender to purchase the Notes (for a price equal to all principal, interest, fees and costs owed to such Lender) and assume the Commitments of such Lender.

                                    ARTICLE V
                             CONDITIONS TO BORROWING

         SECTION 5.1. Initial Borrowing. The obligations of the Lenders to fund the initial Borrowing or the L/C Issuer to issue the initial Letter of Credit shall be subject to the prior or concurrent satisfaction of each of the conditions precedent set forth in this Section 5.1; provided, that if the initial Borrowing is not funded by June 30, 1996, the Commitments shall then expire.

                   SECTION 5.1.1. Resolutions, etc. The Agent shall have received from each of the Borrowers a certificate, dated the date of the initial Borrowing, of its Secretary or Assistant Secretary as to

                   (a) resolutions of its Board of Directors then in full force and effect authorizing the execution, delivery and performance of this Agreement, the Notes and each other Loan Document to be executed by it;

                   (b) the incumbency and signatures of those of its officers authorized to act with respect to this Agreement, the Notes and each other Loan Document to be executed by it; and

                   (c) such Borrower's articles of incorporation and bylaws,

upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of each Borrower canceling or amending such prior certificate; and the Agent shall have received from each Guarantor a certificate, dated the date of the initial Borrowing, of its Secretary or Assistant Secretary as to

                   (a) resolutions of the Board of Directors then in full force and effect authorizing the execution, delivery and performance of its Guaranty and each other Loan Document to be executed by it;

                   (b) the incumbency and signatures of those of its officers authorized to act with respect to its Guaranty, and each other Loan Document to be executed by it; and

                   (c) its articles of incorporation and bylaws,

upon which certificate each Lender may conclusively rely until it shall have received a further certificate of the Secretary of such Guarantor canceling or amending such prior certificate. In addition, the Agent shall have received from each Borrower and each Guarantor a certificate, dated not earlier than May 1, 1996 from the Secretary of State of each State in which such Person is qualified to do business confirming the good standing in that State of that Borrower or Guarantor, as the case may be.

                   SECTION 5.1.2. Delivery of Notes. The Agent shall have received, for the account of each Lender, the Notes duly executed and delivered by the Borrowers.

                   SECTION 5.1.3. Guaranties. The Agent shall have received the Guaranties, dated the date hereof, duly executed by each of the Guarantors.

                   SECTION 5.1.4. Security Agreements. The Agent shall have received executed counterparts of the Security Agreements, duly executed by each of the Pledgors, covering all of each such Person's equipment, gaming devices (but only to the extent permitted by applicable law) and associated equipment, fixtures, furnishings, inventory, accounts, intangibles and other personal property of every kind and description located in or on the Pledged Casinos, including, to the extent permitted by the terms of the financing or leasing agreements applicable thereto, all furniture, fixtures and equipment that are financed or leased (all of the foregoing is collectively referred to as the "Personal Property Collateral"), together with

                   (a) acknowledgment copies of properly filed Uniform Commercial Code financing statements (Form UCC-1), dated a date reasonably near to and prior to the date of the initial Borrowing, or such other evidence of filing as may be acceptable to the Agent, naming each of the Pledgors (as appropriate) as the debtor, and the Agent on behalf of the Lenders, as the secured party, or other similar instruments or documents, filed under the Uniform Commercial Code of all jurisdictions as may be necessary or, in the opinion of the Agent, desirable to perfect the security interest of the Agent pursuant to the Security Agreements;

                   (b) executed copies of proper Uniform Commercial Code termination statements, if any, necessary to release all Liens and other rights of any Person securing any existing Liens (other than Permitted Liens), together with such other Uniform Commercial Code termination statements as the Agent may reasonably request; and

                   (c) certified copies of Uniform Commercial Code Requests for Information or Copies (Form UCC-3), or a similar search report certified by a party selected by and acceptable to the Agent, dated a date reasonably near to the date of the initial Borrowing, listing all effective financing statements which name each of the Pledgors (under their present names and any previous names) as the debtor and which are filed in the jurisdictions in which filings were made pursuant to clause

         (a) above, together with copies of such financing statements
         (none of which (other than those described in clause (a), if such Form UCC-3 or search report, as the case may be, is current enough to list such financing statements described in clause
         (a)) shall cover any Collateral described in the Security Agreements).


                   SECTION 5.1.5. Deeds of Trust. The Agent shall have received executed counterparts of a Deed of Trust with respect to each Pledged Casino, dated as of the date hereof, duly executed by each of the owners of the Pledged Casinos, together with

                   (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of each of the Deeds of Trust as may be necessary or, in the reasonable opinion of the Agent, desirable effectively to record the Deeds of Trust as valid, perfected Liens against the Pledged Casinos, which Liens are subject to no outstanding monetary Liens recorded against Pledgors' interest in the Pledged Casino;

                   (b) title policies (collectively, the "Title Policies") in favor of the Agent on behalf of the Lenders in amounts and in form and substance satisfactory to the Agent and issued by the Title Company, with respect to each Deed of Trust; and

                   (c) such other approvals, opinions, or documents in connection with the foregoing as the Agent may reasonably request.

                   SECTION 5.1.6. Surveys. The Agent shall have received, in triplicate, a surveyor's current plat of survey (dated not earlier than May 1, 1996) of each of the Pledged Casinos prepared (and so certified) in compliance with the provisions of the applicable state survey standards by a registered land surveyor of the state in which such Pledged Casino is located, and certified to the Agent and the Title Company.

                   SECTION 5.1.7. Appraisals. The Agent shall have received copies of MAI appraisals prepared in accordance with the Financial Institutions Reform, Recovery and Enforcement Act of 1989, addressed to the Agent, with respect to each Pledged Casino, prepared by Hospitality Valuation Services, Inc. and in form, scope and substance satisfactory to the Agent in all material respects, which appraisals shall not have been withdrawn or modified. Such appraisals shall establish that the aggregate appraised value of the Pledged Casinos is not less than $769,000,000.

                   SECTION 5.1.8. Environmental Audit. The Agent shall have received copies of a so-called "phase one" environmental audit covering each Pledged Casino, in each case prepared by an environmental consulting firm selected by the Borrowers and reasonably acceptable to the Agent, and in form, substance and results, reasonably satisfactory to the Agent.

                   SECTION 5.1.9. First Preferred Ship Mortgages. The Agent shall have received executed counterparts of the First Preferred Ship Mortgages, dated as of the date hereof, duly executed by each of Boyd Kansas City and Boyd Tunica, together with

                   (a) evidence of the completion (or satisfactory arrangements for the completion) of all recordings and filings of each of the First Preferred Ship Mortgages as may be necessary or, in the reasonable opinion of the Agent, desirable effectively to record the First Preferred Ship Mortgages as valid, perfected Liens against the vessels described therein, which Liens are subject to no outstanding monetary Liens recorded against such vessels; and

                   (b) such other approvals, opinions or documents in connection with the foregoing as the Agent may reasonably request.

                   SECTION 5.1.10. Consents, etc. The Agent shall have received certified copies of all documents evidencing any necessary corporate action of the Borrowers, material consents, shareholder, creditor, material lessor, governmental and material regulatory approvals or exemptions in connection with this Agreement, all in form and substance reasonably satisfactory to the Agent and, as to legal matters, its counsel.

                   SECTION 5.1.11. Insurance Coverages.

                   (a) The Borrowers shall have obtained, and the Agent shall have approved, the following insurance coverages with respect to the Pledged Casinos:

                                  (i) Comprehensive general public liability
                   insurance in an amount reasonably satisfactory to the Agent and the Borrowers covering the Borrowers and the Guarantors;

                                  (ii) Worker's compensation insurance (or self
                   insurance therefor) and employer's liability insurance for the Borrowers and the Guarantors, all in such amounts as may be required by statute;

                                  (iii) If commercially available, flood
                   insurance if any Pledged Casino is located in an area designated by the Secretary of Housing and Urban Development as a special flood hazard area; and

                                  (iv) Rental or business interruption insurance
                   in amounts sufficient to pay operating expenses, lost rental income and debt service for a period of up to six months on each Pledged Casino.

                   (b) All policies of insurance required to be maintained by the Borrowers and the Guarantors shall be issued by companies reasonably satisfactory to the Agent and shall have coverages and endorsements (including, without limitation, waivers of subrogation and waivers of breach of warranty) and be written for such amount as the Agent may reasonably require. All policies of insurance required to be maintained by Borrowers and the Guarantors must name the Agent as mortgagee and additional insured or loss payee, must insure the interest of the Agent in the property as mortgagee and must provide that no cancellation or material modification of the policies will be made without thirty days' prior written notice to Agent. Certificates for all such policies must be delivered to the Agent and approved by the Agent (which approval shall not be unreasonably withheld).

                   SECTION 5.1.12. Hazardous Materials Indemnity. The Agent shall have received the Hazardous Materials Indemnity, dated as of the date hereof, duly executed by the Pledgors.

                   SECTION 5.1.13. Solvency. The Agent shall have received a certificate substantially in the form of Exhibit J hereto from the president, the chief executive or chief financial Authorized Officer of each of the Borrowers as to solvency of each Borrower and each of the Guarantors, both before and after giving effect to the transactions contemplated by this Agreement.

                   SECTION 5.1.14. Opinions of Counsel. The Agent shall have received opinions, dated the date of the initial Borrowing and addressed to the Agent and all Lenders, from Morrison & Foerster LLP, McDonald Carano Wilson Bergin Frankovich & Hicks, Watkins Ludlam & Stennis, P.A., Stinson Mag & Fizzel and Terribery, Caroll & Yancy, counsel to the Borrowers and the Guarantors as to the matters set forth in Exhibit K hereto.

                   SECTION 5.1.15. Closing Fees, Expenses, etc. The Agent shall have received for its own account, or for the account of each Lender, all fees, costs and expenses due and payable pursuant to Sections 3.3 and, if then invoiced, 10.3.

                   SECTION 5.1.16. Application of Proceeds; Discharge of Obligations. The proceeds of the initial Borrowing shall be applied to discharge the obligations and liens described on Item 6 of the Disclosure Schedule, and the Agent shall have received such payment instructions, payoff letters, termination statements and other instruments to effect the termination of such obligations and liens as the Agent shall deem necessary or appropriate, all duly executed by the applicable obligees and in suitable form for filing or recording, as applicable.

                   SECTION 5.1.17. Loan Documents. The Agent shall have received copies of such other documents or such other evidence as the Agent may reasonably request showing that the Loans have been fully secured on the terms described in this Agreement.

         SECTION 5.2. All Borrowings. Subject to the provisions of Section 3.1.2, the obligation of the L/C Issuer to issue any Letter of Credit or of each Lender to fund any Loan on the occasion of any Borrowing (including the initial Borrowing) that would increase the aggregate principal amount of Loans outstanding hereunder shall be subject to the satisfaction of each of the conditions precedent set forth in this Section 5.2.

                   SECTION 5.2.1. Compliance with Warranties, No Default, etc. Both before and after giving effect to the issuance of a Letter of Credit or any Borrowing (but, if any Default of the nature referred to in Section 8.1.5 shall have occurred with respect to any other Indebtedness, without giving effect to the application, directly or indirectly, of the proceeds thereof) the following statements shall be true and correct:

                   (a) the representations and warranties set forth in Article VI (excluding, however, those contained in Section 6.7) shall be true and correct with the same effect as if then made (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct as of such earlier date);

                   (b) except as disclosed by the Borrowers to the Agent and the Lenders pursuant to Section 6.7

                                  (i) no labor controversy, litigation, action,
                   arbitration or governmental investigation or proceeding shall be pending or, to the knowledge of the Borrowers, threatened against Boyd Gaming or any of its Subsidiaries which if adversely determined may be reasonably expected to have a Material Adverse Effect; and

                                  (ii) no development shall have occurred in any
                   labor controversy, litigation, arbitration or governmental investigation or proceeding disclosed pursuant to Section 6.7 which may be reasonably expected to have a Material Adverse Effect; and

                   (c) no Default shall have then occurred and be continuing.

                   SECTION 5.2.2. Borrowing Request. Except for the Borrowings of Swing Loans, the Borrowers shall have furnished the Agent with a Borrowing Request for such Borrowing. Each of the delivery of a Borrowing Request and the acceptance by the Borrowers of the proceeds of such Borrowing shall constitute a representation and warranty by the Borrowers that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing and the application of the proceeds thereof) the statements made in Subsection 5.2.1 are true and correct. Each request by the Borrowers for the issuance of a Letter of Credit shall be made pursuant to a Letter of Credit application in the L/C Issuer's then current form. Delivery of such application and the delivery by the L/C Issuer of the Letter of Credit shall constitute a representation and warranty by the Borrowers that on the date of issuance of such Letter of Credit (both immediately before and after giving effect thereto) the statements made in Subsection 5.2.1 are true and correct. Each request by the Borrowers for Borrowings of Swing Loans and the acceptance by the Borrowers of the proceeds of such Swing Loans shall constitute a representation and warranty by the Borrowers that on the date of such Borrowing (both immediately before and after giving effect to such Borrowing in the application of the proceeds thereof) the statements made in Subsection 5.2.1 are true and correct.

                   SECTION 5.2.3. Satisfactory Legal Form. All documents executed or submitted pursuant hereto by or on behalf of Boyd Gaming or any of its Subsidiaries shall be satisfactory in form and substance to the Agent and its counsel; the Agent and its counsel shall have received all information, approvals, opinions, documents or instruments as the Agent or its counsel may reasonably request.

                                   ARTICLE VI
                         REPRESENTATIONS AND WARRANTIES

         In order to induce the Lenders and the Agent to enter into this Agreement and to make Loans and issue Letters of Credit hereunder, the Borrowers represent and warrant, jointly and severally, unto the Agent and each Lender as set forth in this Article VI.

         SECTION 6.1. Organization, etc. Boyd Gaming and each Significant Subsidiary are corporations validly organized and existing and in good standing under the laws of the State of its incorporation, are duly qualified to do business and are in good standing as foreign corporations in each jurisdiction where the nature of their business requires such qualification, unless the failure to so qualify may not reasonably be expected to have a Material Adverse Effect, and have full power and authority and hold all requisite governmental licenses, permits and other approvals necessary to enter into and perform their respective Obligations under this Agreement, the Notes and each other Loan Document and to own and hold their respective property and to conduct their respective business substantially as currently conducted. As of the Effective Date, each Guarantor is a Significant Subsidiary.

         SECTION 6.2. Due Authorization, Non-Contravention, etc. The execution, delivery and performance by each of the Borrowers of this Agreement, the Notes, each other Loan Document executed or to be executed by it, and the execution, delivery and performance by each Guarantor of each Loan Document executed or to be executed by each Guarantor, are within each such Person's corporate powers, have been duly authorized by all necessary corporate action, and do not

                   (a) contravene such Person's Organic Documents;

                   (b) contravene any contractual restriction, law or governmental regulation or court decree or order binding on or affecting either Borrower or any Guarantor, except where such contravention may not reasonably be expected to have a Material Adverse Effect; or

                   (c) result in, or require the creation or imposition of, any Lien on either of the Borrower's or any Guarantor's properties other than pursuant to the Loan Documents.

         SECTION 6.3. Government Approval, Regulation, etc. Except for such authorizations, approvals or notices obtained or delivered as of the Effective Date or subsequently required in connection with the addition of any Guarantor pursuant to Section 7.1.10 or the pledge of any additional Venture pursuant to
Section 7.1.11 or the delivery of any estoppels and consents pursuant to Section 7.1.12, no authorization or approval or other action by, and no notice to or filing with, any governmental authority or regulatory body or other Person is required for the due execution, delivery or performance (i) by the Borrowers of this Agreement, the Notes or any other Loan Document or (ii) by any Guarantor of any Loan Document to which any of them is a party, except that pursuant to regulation 8.130 of the Nevada Gaming Control Board a notice of the Borrowers' execution of this Credit Agreement must be filed with the Nevada Gaming Control Board within the time periods prescribed therein and pursuant to Mississippi Gaming Commission Regulation III.I.11 a notice and report of the material terms of this Agreement and certain related information must be filed with the Mississippi Gaming Commission within the time period prescribed therein. Neither of the Borrowers nor any of their Subsidiaries is an "investment company" within the meaning of the Investment Company Act of 1940, as amended, or a "holding company", or a "subsidiary company" of a "holding company", or an "affiliate" of a "holding company" or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         SECTION 6.4. Validity, etc. This Agreement constitutes, and the Notes and each other Loan Document executed by the Borrowers will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of the Borrowers enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and general principles of equity; and each Loan Document executed by each Guarantor will, on the due execution and delivery thereof, constitute, the legal, valid and binding obligations of each such Person enforceable in accordance with their respective terms, subject to applicable bankruptcy, insolvency, reorganization, moratorium or other similar laws now or hereafter in effect relating to creditors' rights generally, and general principles of equity.

         SECTION 6.5. Financial Information. The audited balance sheet of Boyd Gaming and its Subsidiaries as at June 30, 1995, the unaudited balance sheet of Boyd Gaming and its Subsidiaries as at March 31, 1996, the operating statements for each of the Pledged Casinos for the nine-month period ending March 31, 1996, and the related statements of income and cash flow of Boyd Gaming and its Subsidiaries, copies of which have been furnished to the Agent and each Lender, have been prepared in accordance with GAAP consistently applied, and present fairly the consolidated financial condition of the corporations covered thereby as at the dates thereof and the results of their operations for the periods then ended.

         SECTION 6.6. No Material Adverse Effect. Since March 31, 1996, there has been no Material Adverse Effect.

         SECTION 6.7. Litigation, etc. As of the Effective Date, there is no pending or, to the knowledge of the Borrowers, threatened labor controversy, litigation, action, or proceeding affecting Boyd Gaming or any of its Subsidiaries, or any of their respective properties, assets or revenues, which, if adversely determined may be reasonably expected to have a Material Adverse Effect, except as disclosed in Item 1 ("Litigation; Labor Matters") of the Disclosure Schedule.

         SECTION 6.8. Subsidiaries. The Borrowers have no direct or indirect Subsidiaries, except those Subsidiaries

                   (a) which are identified in Item 2 ("Existing Subsidiaries") of the Disclosure Schedule and which are wholly-owned by a Borrower as of the Effective Date; or

                   (b) which are permitted to have been formed or acquired in accordance with Section 7.2.5 or Section 7.2.13.

         SECTION 6.9. Ownership of Properties. Boyd Gaming and each of its Subsidiaries have good and marketable title to all of their respective properties and assets, in the case of Boyd Gaming and each of its Subsidiaries, free and clear of all Liens, charges or claims (including infringement claims with respect to patents, trademarks, copyrights and the like) except as permitted pursuant to Section 7.2.3. The provisions of the Deeds of Trust, the First Preferred Ship Mortgages and the Security Agreements are effective to create, in favor of the Agent (for the benefit of the Lenders), valid and perfected first priority Liens on the Pledged Casinos, the vessels subject to the First Preferred Ship Mortgages and all personal property described in the Security Agreements and the Deeds of Trust, subject only to the Permitted Liens. All governmental approvals necessary or, in the reasonable opinion of the Agent, desirable to perfect and protect, and establish and maintain the priority of, such Liens have been duly effected or taken.

         SECTION 6.10. Compliance. The Borrowers and the Guarantors are in compliance with all presently existing applicable statutes, laws, regulations, rules, ordinances and orders of any kind whatsoever (including, but not limited to, any zoning and building laws or ordinances, subdivision laws or ordinances, any Environmental Laws, or any presently existing rules, regulations or orders of any governmental entity, authority or agency) (all of which are sometimes hereinafter collectively referred to as "Laws"), and with all presently existing covenants and restrictions of record relating to the use and occupancy of any of their respective properties, in any case except to the extent that failure to so comply may not reasonably be expected to have a Material Adverse Effect.

         SECTION 6.11. Pension and Welfare Plans. During the twelve-consecutive-month period prior to the date of the execution and delivery of this Agreement by the Borrowers and prior to the date of any Borrowing hereunder, no steps have been taken to terminate any Pension Plan, and no contribution failure has occurred with respect to any Pension Plan sufficient to give rise to a Lien under section 302(f) of ERISA. No condition exists or event or transaction has occurred with respect to any Pension Plan which is reasonably likely to result in the incurrence by either Borrower or any member of the Controlled Group of any material liability, fine or penalty. Except as disclosed in Item 4 ("Employee Benefit Plans") of the Disclosure Schedule, neither either Borrower nor any member of the Controlled Group has any contingent liability with respect to any post-retirement benefit under a Welfare Plan, other than liability for continuation coverage described in Part 6 of Title I of ERISA.

         SECTION 6.12. Environmental Warranties. Except as set forth in Item 5 ("Environmental Matters") of the Disclosure Schedule:

                   (a) all facilities and property (including underlying groundwater) owned or leased by Boyd Gaming or any of its Subsidiaries have been, and continue to be, owned or leased by Boyd Gaming and such Subsidiaries in material compliance with all applicable Environmental Laws;

                   (b) there have been no past, and there are no pending or threatened

                                  (i) claims, complaints, notices or requests
                   for information received by Boyd Gaming or any of its Subsidiaries with respect to any alleged violation of any applicable Environmental Law;

                                  (ii) complaints, notices or inquiries to Boyd
                   Gaming or any of its Subsidiaries regarding potential liability under any applicable Environmental Law; or

                                  (iii) claims, complaints, notices or requests
                   to Boyd Gaming or any its Subsidiaries requiring investigation or remediation under any applicable Environmental Law;

         that, singly or in the aggregate, have, or may be reasonably expected to have, a Material Adverse Effect;

                   (c) there have been no Releases of Hazardous Materials in violation of any applicable Environmental Law at, on or under any property now or previously owned or leased by Boyd Gaming or any of its Subsidiaries that, singly or in the aggregate, may be reasonably expected to have a Material Adverse Effect;

                   (d) Boyd Gaming and its Subsidiaries have been issued and are in material compliance with all permits, certificates, approvals, licenses and other authorizations relating to environmental matters that are required pursuant to any Environmental Law and necessary for their businesses;

                   (e) no property now or previously owned or leased by Boyd Gaming or any of it Subsidiaries is listed or proposed for listing (with respect to owned property only) on the National Priorities List pursuant to and as defined by CERCLA, on the CERCLIS or on any similar state list of sites requiring investigation or clean-up;

                   (f) there are no underground storage tanks, or water, gas or oil wells, active or abandoned, including petroleum storage tanks, on or under any property now or previously owned or leased by Boyd Gaming or any of its Subsidiaries that, singly or in the aggregate, may be reasonably expected to have a Material Adverse Effect;

                   (g) there are no polychlorinated biphenyls or friable asbestos present at any of the Pledged Casinos that, singly or in the aggregate, have, or may be reasonably expected to have a Material Adverse Effect; and

                   (h) as of the Effective Date, to the best of the Borrowers' knowledge, no conditions exist at, on or under any property now or previously owned or leased by Boyd Gaming or any of its Subsidiaries which, with the passage of time, or the giving of notice or both, would give rise to any material liability under any existing Environmental Law.

         SECTION 6.13. Regulations G, U and X. Neither Borrower is engaged in the business of extending credit for the purpose of purchasing or carrying margin stock, and no proceeds of any Loans will be used for a purpose which violates, or would be inconsistent with, F.R.S. Board Regulation G, U or X. Terms for which meanings are provided in F.R.S. Board Regulation G, U or X or any regulations substituted therefor, as from time to time in effect, are used in this Section with such meanings.

         SECTION 6.14. Taxes. Boyd Gaming and each of its Subsidiaries have filed all tax returns and reports required by law to have been filed by it and has paid all taxes and governmental charges thereby shown to be owing, except any such taxes or charges which are being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

         SECTION 6.15. Accuracy of Information. All factual information heretofore or contemporaneously furnished by or on behalf of the Borrowers in writing to the Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby is true and accurate in every material respect on the date as of which such information is dated or certified and as of the date of execution and delivery of this Agreement by the Borrowers or has been subsequently supplemented by other or further information to the extent necessary to give the Agent and the Lenders true and accurate knowledge of the subject matter thereof, and such information is not, or shall not be, as the case may be, incomplete by omitting to state any material fact necessary to make such information not misleading.

                                   ARTICLE VII
                                    COVENANTS

         SECTION 7.1. Affirmative Covenants. The Borrowers, jointly and severally, agree with the Agent and each Lender that, until all Commitments have terminated, all Letters of Credit have expired or been cash-collateralized and all Obligations have been paid and performed in full, the Borrowers will perform the obligations set forth in this Section 7.1.

                   SECTION 7.1.1. Financial Information, Reports, Notices, etc. The Borrowers will furnish to each Lender and the Agent copies of the following financial statements, reports, notices and information:

                   (a) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year of Boyd Gaming, consolidated balance sheets of Boyd Gaming and its Subsidiaries as of the end of such Fiscal Quarter and consolidated statements of income and cash flow of Boyd Gaming and its Subsidiaries for such Fiscal Quarter and for the period commencing at the end of the previous Fiscal Year and ending with the end of such Fiscal Quarter, certified by the chief financial officer of Boyd Gaming;

                   (b) as soon as available and in any event within 90 days after the end of each Fiscal Year of Boyd Gaming, a copy of the annual audit report for such Fiscal Year for Boyd Gaming and its Subsidiaries, including therein consolidated balance sheets of Boyd Gaming and its Subsidiaries as of the end of such Fiscal Year and consolidated statements of income and cash flow of Boyd Gaming and its Subsidiaries for such Fiscal Year, in each case certified (without any Impermissible Qualification) in a manner acceptable to the Agent by Deloitte & Touche or other independent public accountants reasonably acceptable to the Agent and the Required Lenders, together with a certificate from such accountants confirming compliance with each of the financial ratios and restrictions contained in Section 7.2 and to the effect that, in making the examination necessary for the signing of such annual report by such accountants, they have not become aware of any Default or Event of Default that has occurred and is continuing, all as certified by the chief financial officer of Boyd Gaming;

                   (c) as soon as available and in any event within 45 days after the end of each of the first three Fiscal Quarters of each Fiscal Year, a certificate in substantially the form of Exhibit L hereto, executed by the chief financial officer of Boyd Gaming, showing (in reasonable detail and with appropriate calculations and computations in all respects satisfactory to the Agent) compliance with the financial covenants set forth in
         Section 7.2;

                   (d) as soon as possible and in any event within 45 days after the end of each Fiscal Quarter, a computation of the Funded Debt to EBITDA Ratio as of the end of such Fiscal Quarter and a written report, in form and detail reasonably acceptable to the Agent, with respect to the status of each New Venture, including the amounts of Expansion Capital Expenditures and New Venture Investments made, and reasonably anticipated to be made, with respect thereto, each certified by the chief financial officer of Boyd Gaming;

                   (e) promptly after request by the Agent or any Lender, copies of any detailed audit reports, management letters or recommendations submitted to the board of directors (or the audit committee of the board of directors) of the Borrowers by independent accountants in connection with the accounts or books of the Borrowers or any of their Subsidiaries, or any audit of any of them;

                   (f) as soon as possible and in any event within 30 days after the end of each month, monthly and year-to-date operating statements for each Venture owned by Boyd Gaming and its Subsidiaries, each of which statements shall compare the financial performance of such Venture to Boyd Gaming's projections and each of which shall be certified by the chief financial officer of Boyd Gaming and accompanied by a narrative report describing the results of operations of such Venture during such month;

                   (g) as soon as possible and in any event within five days after a Borrower obtains knowledge of the occurrence of each Default, a statement of an Authorized Officer of a Borrower setting forth details of such Default and the action which the Borrowers have taken and propose to take with respect thereto;

                   (h) as soon as possible and in any event within five days after a Borrower obtains knowledge of the (x) occurrence of any material adverse development with respect to any labor controversy, litigation, action or proceeding described in Section 6.7 (including, without limitation, the entry against a Borrower or any of its Subsidiaries of a judgment in excess of $1,000,000) or (y) commencement of any material labor controversy, litigation, action or proceeding of the type described in Section 6.7, notice thereof and, as promptly as possible, but in no event later than ten Business Days after such event, copies of all documentation relating thereto;

                   (i) promptly after the sending or filing thereof, copies of all reports which either Borrower sends to any of its security holders or any regulatory commission having jurisdiction over a Borrower (except to the extent that such reports are restricted from disclosure by the particular regulatory agency), and all reports and registration statements which Boyd Gaming or any of its Subsidiaries files with the Securities and Exchange Commission or any national securities exchange;

                   (j) within thirty days after the beginning of each Fiscal Year of Boyd Gaming, financial projections for each Venture owned by Boyd Gaming and its Subsidiaries for such Fiscal Year, in reasonable detail and in all respects satisfactory to the Agent;

                   (k) promptly upon becoming aware of the institution of any steps by either Borrower or any other Person to terminate any Pension Plan, or the failure to make a required contribution to any Pension Plan if such failure is sufficient to give rise to a Lien under section 302(f) of ERISA, or the taking of any action with respect to a Pension Plan which is reasonably likely to result in the requirement that the Borrowers furnish a bond or other security to the PBGC or such Pension Plan, or the occurrence of any event with respect to any Pension Plan which is reasonably likely to result in the incurrence by the Borrowers of any material liability, fine or penalty, or any material increase in the contingent liability of the Borrowers with respect to any post-retirement Welfare Plan benefit, notice thereof and copies of all documentation relating thereto; and

                   (l) such other information respecting the condition or operations, financial or otherwise, of Boyd Gaming or any of their Subsidiaries as any Lender or the Agent may from time to time reasonably request.

                   SECTION 7.1.2. Compliance with Laws, etc. The Borrowers will, and will cause each of their Subsidiaries to, comply in all material respects with all applicable laws, rules, regulations and orders (including, without limitation, all applicable gaming laws, rules, regulations and orders and all filings described in Section 6.3) except to the extent that failure to so comply may not reasonably be expected to have a Material Adverse Effect, such compliance by each Significant Subsidiary to include (without limitation):

                   (a) the maintenance and preservation of its corporate existence and qualification as a foreign corporation; and

                   (b) the payment, before the same become delinquent, of all taxes, assessments and governmental charges imposed upon it or upon its property except to the extent being diligently contested in good faith by appropriate proceedings and for which adequate reserves in accordance with GAAP shall have been set aside on its books.

                   SECTION 7.1.3. Construction and Maintenance of Properties, Etc. Boyd Gaming shall, and shall cause its Subsidiaries to, maintain and preserve all of their properties necessary or useful in the proper conduct of their business (including, in the case of the Pledgors, the Pledged Casinos), in good working order and condition in all material respects, ordinary wear and tear excepted and make necessary and proper repairs, renewals and replacements so that its business carried on in connection therewith may be properly conducted at all times. The Borrowers shall not permit all or any portion of any of the Pledged Casinos to be removed, demolished or materially altered, except in connection with the improvement, renovation or expansion thereof and to the extent that the value thereof is not materially impaired, and shall restore, replace or rebuild any Pledged Casino, or any part thereof now or hereafter damaged or destroyed by any casualty (whether or not insured against or insurable).

                   SECTION 7.1.4. Insurance.

                   (a) In addition to maintaining the insurance coverage required as of the Effective Date under Section 5.1.11 hereof, Boyd Gaming will, and will cause each of its Subsidiaries to, maintain or cause to be maintained with responsible insurance companies insurance with respect to the Pledged Casinos and the business of the Borrowers and their Subsidiaries conducted therein or in connection therewith (including business interruption insurance) against such casualties and contingencies and of such types and in such amounts as is customary in the case of similar businesses and will furnish to each Lender annually and thirty days prior to the expiry of any policy a certificate of an Authorized Officer of a Borrower setting forth the nature and extent of all insurance maintained by Boyd Gaming and its Subsidiaries in accordance with Section 5.1.11 and this Section.

                   (b) All such policies of insurance shall:

                                  (i) be written by financially responsible
                   companies selected by the Borrowers and having an A.M. Best rating of "A" or better and being in a financial size category of XII or larger, or by other companies acceptable to the Required Lenders; and

                                  (ii) name the Agent and the Lenders as
                   additional insured, or loss payee, as its interest may appear (except in the case of workers' compensation insurance);

                                  (iii) provide that it will not be cancelled or
                   reduced, except after not less than 30 days' written notice to the Agent;

                                  (iv) provide that the interests of the Agent
                   and the Lenders shall not be invalidated by: (A) any act or negligence of a Borrower or any Person (other than the Lenders or the Agent) having an interest in any property covered by any Deed of Trust, First Preferred Ship Mortgage or Security Agreement; (B) any foreclosure or other proceeding relating to such property; (C) any negligent or unintentional breach or violation of any warranty, declaration or condition in any policy of insurance by a Borrower; provided, however, that neither the Agent nor any Lender shall be deemed to have made any such warranty, declaration or to be subject to any such condition in respect of any such policy or insurance; or (D) any change in the title to or ownership of all or any part of the Pledged Casinos;

                                  (v) waive all rights of subrogation of the
                   insurers against the Agent and the Lenders;

                                  (vi) waive any right of the insurers to
                   set-off or counterclaim or to make any other deduction, whether by way of attachment or otherwise, as against the Agent or any Lender;

                                  (vii) waive all claims for insurance premiums
                   or commissions or additional premiums or assessments against the Agent and the Lenders; and

                                  (viii) provide that, except in the case of
                   third-party liability insurance, the proceeds of any loss affecting real or personal property or interests shall be applied in accordance with the terms of the applicable Deed of Trust, First Preferred Ship Mortgage or Security Agreement.

                   (c) The Borrowers will advise the Agent promptly of any policy cancellation, reduction or amendment.

                   (d) On or before the date of the initial Borrowing hereunder, the Borrowers will deliver to the Agent certificates of insurance reasonably satisfactory to the Agent evidencing the existence of all insurance required to be maintained by the Borrowers under this Agreement setting forth the respective coverages, limits of liability, carriers, policy numbers and periods of coverage and showing that such insurance will be effective through July 1, 1996 as to property insurance policies for the Pledged Casinos subject only to the payment of premiums as they become due. Thereafter, on each July 1 of each year (commencing in 1996) the Borrowers will deliver to the Agent certificates of insurance evidencing that all insurance required to be maintained by the Borrowers under this Agreement will be in effect through the respective anniversary dates of the following Fiscal Year, subject only to the payment of premiums as they become due. In addition, the Borrowers will not materially modify any of the provisions of any policy with respect to casualty insurance without delivering the original copy of the endorsement reflecting such modification to the Agent. The Borrowers will not obtain or carry separate insurance concurrent in form or contributing in the event of loss with that required by this Section 7.1.4. unless the Agent on behalf of the Lenders are named insured under such insurance, with loss payable as provided in this Agreement. The Borrowers will immediately notify the Agent whenever any such separate insurance is obtained and shall deliver to the Agent the certificates evidencing the same.

                   (e) Without limiting the obligations of the Borrowers under the foregoing provisions of this Section 7.1.4., in the event the Borrowers shall fail to maintain in full force and effect insurance as required by the foregoing provisions of this Section 7.1.4., then the Agent may, and shall if instructed so to do by the Required Lenders, procure insurance covering the interests of the Lenders and the Agent in such amounts and against such risks as otherwise would be required hereunder and the Borrowers shall reimburse the Agent in respect of any premiums paid by the Agent in respect thereof.

                   SECTION 7.1.5. Books and Records. Boyd Gaming will, and will cause each of its Significant Subsidiaries to, keep books and records which accurately reflect all of their business affairs and transactions and permit the Agent and each Lender or any of their respective representatives, at reasonable times and intervals, to visit all of its offices, to discuss its financial matters with its officers and independent public accountant (and each Borrower hereby authorizes such independent public accountant to discuss such Borrower's financial matters with each Lender or its representatives whether or not any representative of a Borrower is present) and to examine (and, at the expense of the Borrowers, photocopy a reasonable number of extracts from) any of its books or other corporate records. The Borrowers shall cooperate with any representative of the Agent or any Lender in connection with the exercise by the Agent or such Lender of its rights under this Section 7.1.5.

                   SECTION 7.1.6. Environmental Covenant. Boyd Gaming will, and will cause each of its Subsidiaries to,

                   (a) use and operate all of its facilities and properties in material compliance with all applicable Environmental Laws, keep all permits, approvals, certificates, licenses and other authorizations required pursuant to applicable Environmental Laws in effect and remain in material compliance therewith, and handle all Hazardous Materials in material compliance with all applicable Environmental Laws;

                   (b) promptly notify the Agent and provide copies upon receipt of all written claims, complaints, notices or inquiries relating to the condition of its facilities and properties under, or compliance of its facilities and properties with, applicable Environmental Laws, and shall promptly commence and diligently proceed to cure, to the reasonable satisfaction of the Agent any actions and proceedings relating to violations of compliance with applicable Environmental Laws; and

                   (c) provide such information and certifications which the Agent may reasonably request from time to time to evidence compliance with this Section 7.1.6.

                   SECTION 7.1.7. Maintenance of Existence. The Borrowers will take all action necessary to maintain their corporate existence and the corporate existence of each Guarantor.

                   SECTION 7.1.8. Gaming and Liquor Licenses. The Borrowers will maintain, and will cause each Guarantor to maintain, (i) such valid gaming licenses, registrations and findings of suitability in all jurisdictions as may be necessary to conduct their casino businesses and (ii) all liquor licenses and registrations as may be necessary to sell alcoholic beverages from and in their casinos.

                   SECTION 7.1.9. Accuracy of Information. All factual information furnished after the date of execution and delivery of this Agreement by or on behalf of either Borrower or any Guarantor in writing to the Agent or any Lender for purposes of or in connection with this Agreement or any transaction contemplated hereby will be true and accurate in every material respect on the date as of which such information is dated or certified, and such information shall not be incomplete by omitting to state any material fact necessary to make such information not misleading.

                   SECTION 7.1.10. Additional Guaranties. Promptly upon the determination that any Subsidiary has become a Significant

Subsidiary, the Borrowers will cause such Significant Subsidiary to execute and deliver a Guaranty substantially in the form of Exhibit F hereto. In addition, the Borrowers may, from time to time, cause any Subsidiary to execute and deliver a Guaranty substantially in the form of Exhibit F hereto, and such Subsidiary shall thereafter be a Guarantor for purposes hereof.

                   SECTION 7.1.11. Pledgor EBITDA. If the Pledgor EBITDA for any Fiscal Year shall be less than $121,500,000, then, within 120 days after the end of such Fiscal Year, Boyd Gaming or one of its Subsidiaries shall deliver to the Agent for the benefit of the Lenders (i) a Guaranty, if such Subsidiary and has not heretofore executed a Guaranty, (ii) one or more Deeds of Trust and Security Agreements substantially in the form required by Sections 5.1.4, and 5.1.5 hereof, together with all other documentation required thereunder, encumbering one or more Ventures not already constituting a Pledged Casino, (iii) legal opinions in form and substance satisfactory to the Agent, and (iv) the documentation required by Sections 5.1.1, 5.1.6, 5.1.7 and 5.1.8 hereof in respect of such Venture(s), so that after giving effect thereto, on a pro forma basis, the Pledgor EBITDA (including the EBITDA from the newly Pledged Casino) is not less than $121,500,000. Upon the Agent's receipt of all documentation required by the preceding sentence, the Person executing such documentation shall, if not already a Pledgor, become a Pledgor, and the Venture subject to such Deed of Trust shall become a Pledged Casino, for all purposes hereof.

                   SECTION 7.1.12. Landlord Estoppels. The Borrowers will use their best efforts (without the expenditure of commercially unreasonable consideration therefor) to obtain estoppel and consent letters, in form and substance satisfactory to the Agent, as promptly as practicable from the lessors of any parcels underlying the Pledged Casinos for which estoppel and consents shall not have been obtained prior to the Effective Date.

                   SECTION 7.1.13. Designation of Debt. Within thirty days after the Effective Date, CH&C shall deliver to the Trustee for the CH&C Notes an officer's certificate designating the Indebtedness hereunder as "Designated Senior Indebtedness" under such indenture.

         SECTION 7.2. Negative Covenants. The Borrowers agree, jointly and severally, with the Agent and each Lender that, until all Commitments have terminated, all Letters of Credit have expired or been cash-collateralized and all Obligations have been paid and performed in full, the Borrowers will perform the obligations set forth in this Section 7.2.

                   SECTION 7.2.1. Business Activities. The Borrowers will not, and will not permit any of their Significant Subsidiaries or any New Venture Entity to, engage in any business activity, except for (i) the ownership and operation of casinos, hotel/casinos, riverboats and the related facilities or any other Venture and (ii) such activities as may be incidental or related thereto.

                   SECTION 7.2.2. Indebtedness. The Borrowers will not, and will not permit any of their Subsidiaries to, create, incur, assume or suffer to exist or otherwise become or be liable in respect of any Indebtedness other than the following:

                   (i) the Obligations;

                   (ii) the Boyd Notes and CH&C Notes outstanding on the Effective Date, any notes issued pursuant to a Permitted Note Issuance and in the case of the CH&C Notes, any refunding, replacement or refinancing on terms (including without limitation interest rate, maturity and terms of subordination) no less favorable to CH&C and the Lenders than those under the existing CH&C Notes;

                   (iii) Hedging Obligations entered into by the Borrowers with any Lender or any Affiliate of any Lender to hedge the Borrowers' exposure with respect to interest rate fluctuations, which Hedging Obligations may, at a Lender's discretion, be ratably secured by the Collateral; provided, in no event shall the notional principal amount of such secured Hedging Obligations exceed $300,000,000 in the aggregate;

                   (iv) unsecured trade debt incurred in the ordinary course of business and unsecured accrued liabilities incurred in the ordinary course of business;

                   (v) Indebtedness in an aggregate amount not to exceed $50,000,000 at any time outstanding; provided, however that any secured Indebtedness permitted hereunder shall be secured by only those assets that are purchased, leased or financed with the funds provided thereby; and

                   (vi) direct or indirect Indebtedness of the Borrowers' Subsidiaries to a Borrower or another Subsidiary or Indebtedness of either Borrower to the other Borrower or to any Subsidiary;

         provided, however, that no additional Indebtedness other than Indebtedness pursuant to subsection (iv) or Indebtedness to Guarantors or Indebtedness from a Guarantor to a Borrower or a Guarantor pursuant to subsection (vi) hereof, shall be permitted to be incurred if immediately before, or after giving effect to the incurrence thereof, any Default shall have occurred and be continuing. The Agent shall execute such documentation as may be reasonably required by a lender or lessor pursuant to subsection (v) above in order to evidence that such lender or lessor's Lien on the assets leased or financed by such lender or lessor, if perfected and non-avoidable, is prior in right to any Lien in favor of the Lenders.

                   SECTION 7.2.3. Liens. The Borrowers will not, and will not permit any of their Subsidiaries to, create, incur, assume or suffer to exist any Lien upon (i) any of the Pledged Casinos or any of the Collateral, (ii) any real or personal property of any Guarantor, (iii) Boyd Kenner's interest in Treasure Chest LLC, or (iv) the management contracts for the Silver Star Hotel and Casino or Treasure Chest Casino, in each case whether now owned or hereafter acquired, except (solely with respect to the foregoing clauses (i) and (ii)):

                   (a) Liens securing payment of the Obligations, granted pursuant to any Loan Document;

                   (b) Liens described in, and securing indebtedness permitted by, Section 7.2.2(iii), which Liens shall be secured ratably with the Obligations, and Liens described in, and securing indebtedness permitted by, Section 7.2.2(v);

                   (c) Liens for taxes, assessments or other governmental charges or levies not at the time delinquent or thereafter payable without penalty or being diligently contested in good faith by appropriate proceedings and which have been stayed pending resolution and for which adequate reserves in accordance with GAAP shall have been set aside on its books;

                   (d) Liens for labor done and materials and services supplied and furnished (i) which have not been filed or recorded for more than sixty (60) days; (ii) which have not been filed or recorded for more than one hundred twenty (120) days and with respect to which, within the first sixty (60) days after such filing or recordation, the Borrowers or the Subsidiary whose property is the subject of such a Lien has commenced, and thereafter diligently continues to prosecute by appropriate means, the release of such lien of record pursuant to the provisions of applicable state or federal law or (iii) which the Title Company has agreed to insure over in a manner satisfactory to the Agent;

                   (e) Liens incurred in the ordinary course of business in connection with workmen's compensation, unemployment insurance or other forms of governmental insurance or benefits, or to secure performance of tenders, statutory obligations, leases and contracts (other than for borrowed money) entered into in the ordinary course of business or to secure obligations on surety or appeal bonds;

                   (f) easements, rights of way, restrictions and similar encumbrances incurred in the ordinary course of business not materially adversely affecting the value of any of the Pledged Casinos;

                   (g) judgment Liens securing an aggregate amount less than $300,000 in existence less than twenty consecutive days after the entry thereof or with respect to which execution has been stayed by reason of a pending appeal or otherwise or the payment of which is covered in full (subject to a customary deductible) by insurance;

                   (h) Liens held by joint venture partners, any lender to any New Venture Entity and any assignees thereof, with respect to the interests of a Borrower or one of its Subsidiaries in a New Venture Entity; provided that such Lien shall secure and relate only to the obligations of such New Venture Entity; and

                   (i) Liens in existence on the date hereof described in Item 3 of the Disclosure Schedule;

         provided that this Section 7.2.3 shall not apply to prohibit the creation of a Lien to the extent necessary to prevent a revocation of a gaming license under any applicable Gaming Laws if (i) no Default or Event of Default then exists which is not curable by the creation of the Lien; (ii) Borrowers have notified the Agent in writing of the necessity to invoke this proviso at least ten Business Days (or such shorter period as may be necessary in order to comply with a regulation or order of the relevant Gaming Board) in advance; and (iii) the creation of such Lien will not have a Material Adverse Effect.

                   SECTION 7.2.4. Financial Condition. The Borrowers will not permit:

                   (a) Tangible Net Worth to be less than the sum of (i) $210,000,000, plus (ii) 50% of Boyd Gaming's consolidated net income (without giving effect to any losses) for each Fiscal Quarter ending on or after September 30, 1996, plus (iii) an amount equal to the increase in Boyd Gaming's stockholders equity following the Effective Date by reason of sales and issuances of Boyd Gaming's capital stock, and (iv) in the event the Proposed Acquisition is consummated, minus the amount of goodwill, not to exceed $130,000,000, associated with the Proposed Acquisition;

                   (b) the Funded Debt to EBITDA Ratio for any period of four consecutive Fiscal Quarters ending during a period set forth below, to be greater than the ratio set forth below opposite such period:

                      Period                           Ratio
                      ------                           -----
         Effective Date - March 31, 1997            4.0 to 1.0

         April 1, 1997 - March 31, 1998             3.75 to 1.0

         April 1, 1998 - March 31, 1999             3.50 to 1.0

         April 1, 1999 and thereafter               3.00 to 1.0; or

                   (c) the Fixed Charge Coverage Ratio at the end of any Fiscal Quarter, for the period of four consecutive Fiscal Quarters ending on such date, to be less than 2.0 to 1.0 from the Effective Date through March 31, 1998 or less than 2.25 to 1.0 at any time thereafter.

                  SECTION 7.2.5. Investments. The Borrowers will not, and will not permit any of their Subsidiaries to, make, incur, assume or suffer to exist any Investment other than (i) Investments in existing Ventures owned by Boyd Gaming or one of its Subsidiaries; (ii) New Venture Investments not exceeding $100,000,000 in the aggregate (or such greater amount as may be approved by the Majority Lenders) on a cumulative basis during the term of this Agreement; (iii) Expansion Capital Expenditures to the extent permitted by Section 7.2.7; (iv) Investments consisting of or evidencing the extension of credit to customers of Borrowers or any of their Subsidiaries in the ordinary course of business and any Investments received in satisfaction or partial satisfaction thereof; (v) Investments representing all or a portion of the sales price for property sold to another Person and (vi) Investments of the Borrower's Subsidiaries in a Borrower or any Subsidiary or Investments of either Borrower in the other Borrower or any Subsidiary.

                   SECTION 7.2.6. Restricted Payments.

                   (a) Neither Boyd Gaming nor any of its Subsidiaries shall purchase or redeem the Boyd Notes, the CH&C Notes or any other Subordinated Debt other than (i) the redemption of the Boyd Notes at any time after a Permitted Note Issuance in an amount not to exceed the amount of such Permitted Note Issuance and (ii) any refunding, replacement or refinancing of the CH&C Notes so long as the terms of the replacement notes (including without limitation interest rate, maturity, average life and terms of subordination) are no less favorable to CH&C and the Lenders than those under the outstanding notes.

                   (b) Boyd Gaming will not declare, pay or make any dividend or distribution (in cash, property or obligations) on any shares of any class of capital stock (now or hereafter outstanding) of Boyd Gaming or on any warrants, options or other rights with respect to any shares of any class of capital stock (now or hereafter outstanding) of Boyd Gaming or apply, or permit any of its Subsidiaries to apply, any of its funds or assets to the purchase or redemption of any shares of capital stock of Boyd Gaming if either before or after giving effect thereto, there shall exist a Default or an Event of Default.

                   (c) Boyd Gaming will not, and will not permit any of its Subsidiaries to make any payment or prepayment of Subordinated Debt on any day other than the stated scheduled date for such payment set forth in the Subordinated Debt or redeem, purchase or defease any Subordinated Debt provided, however that Boyd Gaming shall have the right to refund, replace or refinance the existing Subordinated Debt as permitted pursuant to clause (a) above; and provided further Boyd Gaming may, after prior written notice to the Lenders, redeem, purchase or defease any Subordinated Debt that any Gaming Board has ordered so purchased, redeemed or defeased.

                   SECTION 7.2.7. Capital Expenditures. Except as otherwise approved by the Majority Lenders, the Borrowers will not, and will not permit any of their Subsidiaries to, make or commit to make any Capital Expenditure other than:

         (a) Expansion Capital Expenditures (other than those described in clause (c) below) on a cumulative basis during the term of this Agreement in an amount not to exceed $300,000,000 plus the net cash proceeds from the issuance or sale of capital stock of Boyd Gaming, and no Expansion Capital Expenditure made in respect of any single Venture shall exceed $100,000,000;

         (b) Maintenance Capital Expenditures in any Fiscal Year set forth below in an aggregate amount not to exceed the amount set forth opposite such Fiscal
Year:

                  Fiscal Year           Amount
                  -----------           ------
                  1996                  $50,000,000
                  1997                  $50,000,000
                  1998                  $50,000,000
                  1999                  $55,000,000
                  2000                  $60,000,000
                  2001                  $60,000,000; and

         (c) Any of the following: (i) the Proposed Acquisition, but only to the extent the purchase price therefor does not exceed $180,000,000, (ii) the expenditure of up to $40,000,000 to renovate the Main Street Station Hotel and Casino in downtown Las Vegas and (iii) the expenditure of up to $40,000,000 for the construction of a hotel with approximately 350 rooms and a parking garage with approximately 1,000 parking spaces at Sam's Town Tunica.

                   SECTION 7.2.8. Consolidation, Merger, etc. The Borrowers will not, and will not permit any of their Subsidiaries to, liquidate or dissolve, consolidate with, or merge into or with, any other corporation, or purchase or otherwise acquire all or substantially all of the assets of any Person (or of any division thereof), provided, however that (i) any such domestic Subsidiary may liquidate or dissolve voluntarily into, and may merge with and into, a Borrower or any other domestic Subsidiary and (ii) either Borrower may consolidate with or merge into any of its domestic Subsidiaries; provided, however, that such Subsidiary agrees to assume the Obligations of such Borrower hereunder in a manner reasonably satisfactory to the Required Lenders.

                   SECTION 7.2.9. Asset Dispositions, etc. Except for Permitted Dispositions, the Borrowers will not, and will not permit any of their Subsidiaries to, sell or dispose of any of the Collateral or any stock or assets acquired in the Proposed Acquisition without the prior written consent of all Lenders. The Borrowers will not, and will not permit any of their Subsidiaries to, make any Restricted Disposition of any property that is not Collateral without the prior written consent of the Required Lenders. Except for Permitted Dispositions and as otherwise provided in Section 7.2.8 above, the Borrowers will not, and will not permit any of their Subsidiaries to, otherwise sell, transfer, lease, contribute or otherwise convey, or grant options, warrants or other rights with respect to, all or any substantial part of its assets (including accounts receivable and capital stock of Subsidiaries) to any Person.

                   SECTION 7.2.10. Transactions with Affiliates. The Borrowers will not, and will not permit any of their Subsidiaries to, enter into, or cause, suffer or permit to exist any arrangement or contract with any of its other Affiliates, including without limitation, any management contract, unless such arrangement is fair and equitable to the applicable Borrower or such Subsidiary and is of a sort which would be entered into by a prudent Person in the position of the applicable Borrower or such Subsidiary with, or which is on terms which are no less favorable than are obtainable from, any Person which is not one of its Affiliates.

                   SECTION 7.2.11. Negative Pledges, etc. The Borrowers will not, and will not permit any of their Subsidiaries to, enter into any agreement prohibiting the creation or assumption of any Lien or restricting the ability of any Subsidiary to make any payments to the Borrowers by way of dividends, advances or repayments of advances to the Borrowers (except for the existing restrictions on CH&C in the CH&C Indenture) or restricting the ability of the Borrowers to amend or otherwise modify this Agreement or any other Loan Document, except for

                   (i) negative pledges in favor of joint venture partners, any lender to any New Venture Entity or any assignees thereof, with respect to the interests of a Borrower or one of its Subsidiaries in a New Venture Entity; and

                   (ii) rights consisting of holdings in joint tenancy or other forms of ownership interests (and rights associated therewith) in a New Venture Entity or consisting of obligations of Borrowers or any of their Subsidiaries to sell, or rights of other Persons to purchase, the ownership interests of Borrowers or any of their Subsidiaries in a New Venture Entity, which obligations or rights were created substantially concurrently with the acquisitions of such ownership interests in the New Venture Entity;

provided that this Section 7.2.11 shall not apply to prohibit the creation of a negative pledge to the extent necessary to prevent a revocation of a gaming license under any applicable Gaming Laws if (i) no Default or Event of Default then exists which is not curable by the creation of the negative pledge, (ii) Borrowers have notified the Agent in writing of the necessity to invoke this proviso at least ten Business Days (or such shorter period as may be necessary in order to comply with a regulation or order of the relevant Gaming Board) in advance and (iii) the creation of such negative pledge will not have a Material Adverse Effect.

                   SECTION 7.2.12. Amendments or Waivers of Subordinated Debt Documents. The Borrower shall not, and shall not permit any of their Subsidiaries to, amend or supplement any term or provision of any Subordinated Debt or any documents pursuant to which any Subordinated Debt is outstanding, or waive or otherwise relinquish any of its rights or causes of action under or arising out of the Subordinated Debt or such other documents, without in each case obtaining the prior written consent of the Required Lenders; provided, however, notwithstanding the foregoing, the Borrowers and their Subsidiaries may amend, supplement or waive any terms of any Subordinated Debt so long as the Required Lenders shall have determined that, after giving effect to such amendment, supplement or waiver, the terms of such Subordinated Debt are no less favorable to the Borrowers and the Lenders than those under the existing Subordinated Debt.

                   SECTION 7.2.13. Subsidiaries. The Borrowers will not create any Subsidiaries, without the prior written consent of the Agent, which consent shall not be unreasonably withheld, provided, that the provisions of this
Section 7.2.13 shall not require the Agent's consent for the formation of wholly-owned direct and indirect Subsidiaries of a Borrower or a New Venture Investment in a less than wholly-owned Subsidiary.

                   SECTION 7.2.14. Fiscal Year. The Borrowers will not, and will not permit any of their Subsidiaries to, change their Fiscal Year.

                                  ARTICLE VIII
                                EVENTS OF DEFAULT

         SECTION 8.1. Listing of Events of Default. Each of the following events or occurrences described in this Section 8.1 shall constitute an "Event of Default".

                   SECTION 8.1.1. Non-Payment of Obligations. The Borrowers shall fail to pay when due any payment or prepayment of any principal of any Loan or the Borrowers shall fail to pay within five days of the date when due any payment of interest on any Loan or any commitment fee or of any other monetary Obligation.

                   SECTION 8.1.2. Breach of Warranty. Any representation or warranty of the Borrowers made or deemed to be made hereunder or in any other Loan Document or any other writing or certificate furnished by or on behalf of the Borrowers to the Agent or any Lender for the purposes of or in connection with this Agreement or any such other Loan Document (including any certificates delivered pursuant to Article V) is or shall be incorrect when made in any material respect.

                   SECTION 8.1.3. Non-Performance of Certain Covenants and Obligations. The Borrowers shall default in the due performance and observance of any of their obligations under Section 7.2.

                   SECTION 8.1.4. Non-Performance of Other Covenants and Obligations. The Borrowers shall default in the due performance and observance of any other agreement contained herein, and such default shall continue unremedied for a period of thirty days after notice thereof shall have been given to the Borrowers by the Agent.

                   SECTION 8.1.5. Default on Other Indebtedness. A default shall occur in the payment when due (after giving effect to any applicable notice and grace periods), whether by acceleration or otherwise, of any Indebtedness (other than Indebtedness described in Section 8.1.1, but including, without limitation, all Subordinated Debt of either Borrower or any Guarantor) in an aggregate amount exceeding $5,000,000 of Boyd Gaming or any of its Significant Subsidiaries, or a default shall occur in the performance or observance of any obligation or condition with respect to any such Indebtedness in an aggregate amount exceeding $5,000,000 (including, without limitation, all Subordinated Debt of either Borrower or any Guarantor), and to the extent required under the terms of such Indebtedness, notice of such default shall have been given and any applicable grace period shall have expired, if the effect of such default is to accelerate the maturity of any such Indebtedness or to permit the holder or holders thereof, or any trustee or agent for such holders, to cause such Indebtedness to become due and payable prior to its expressed maturity.

                   SECTION 8.1.6. Judgments. Any judgment or order for the payment of money in excess of $5,000,000 (not covered by insurance subject to customary deductibles) shall be rendered against a Borrower or any of its Significant Subsidiaries and either

                   (a) enforcement proceedings shall have been commenced by any creditor upon such judgment or order; or

                   (b) such judgment or order shall not have been vacated, stayed, satisfied, discharged or bonded pending appeal within twenty days from the entry thereof.

                   SECTION 8.1.7. Pension Plans. Any of the following events shall occur with respect to any Pension Plan

                   (a) the institution of any steps by a Borrower, any member of its Controlled Group or any other Person to terminate a Pension Plan if, as a result of such termination, the Borrower or any such member could be required to make a contribution to such Pension Plan, or could reasonably expect to incur a liability or obligation to such Pension Plan, in excess of $3,000,000; or

                   (b) a contribution failure occurs with respect to any Pension Plan sufficient to give rise to a Lien under Section 302(f) of ERISA.

                   SECTION 8.1.8. Change of Control. Any of the following shall occur: (a) a "Change of Control" (as such term is defined in the Boyd Indenture or in any comparable instrument governing a permitted refinancing thereof) in respect of Boyd Gaming shall occur; (b) the Boyd Family shall (i) cease to own at least 35% of Boyd Gaming's outstanding voting stock or (ii) otherwise cease to have the power to direct the management and policies of Boyd Gaming; (c) a "Change in Control" (as such term is defined in the CH&C Indenture) in respect of CH&C shall occur or (d) Boyd Gaming (i) shall own directly or indirectly, less than 100% of CH&C's outstanding voting stock or (ii) shall otherwise cease to have the power to direct the management and policies of CH&C (each of such events shall be considered a "Change of Control").

                   SECTION 8.1.9. Bankruptcy, Insolvency, etc. Either Borrower or any Significant Subsidiary shall

                   (a) become insolvent or generally fail to pay, or admit in writing its inability or unwillingness to pay, debts as they become due;

                   (b) apply for, consent to, or acquiesce in, the appointment of a trustee, receiver, sequestrator or other custodian for such Borrower or any of its Significant Subsidiaries or any property of any thereof, or make a general assignment for the benefit of creditors;

                   (c) in the absence of such application, consent or acquiescence, permit or suffer to exist the appointment of a trustee, receiver, sequestrator or other custodian for such Borrower or any of its Significant Subsidiaries or for a substantial part of the property of any thereof, and such trustee, receiver, sequestrator or other custodian shall not be discharged within sixty days;

                   (d) permit or suffer to exist the commencement of any bankruptcy, reorganization, debt arrangement or other case or proceeding under any bankruptcy or insolvency law, or any dissolution, winding up or liquidation proceeding, in respect of such Borrower or any of its Significant Subsidiaries, and, if any such case or proceeding is not commenced by such Borrower or such Significant Subsidiary, such case or proceeding shall be consented to or acquiesced in by such Borrower or such Significant Subsidiary or shall result in the entry of an order for relief or shall remain for ten days uncontroverted or for sixty days undismissed; or

                   (e) take any corporate action authorizing, or in furtherance of, any of the foregoing.

                   SECTION 8.1.10. Loan Documents. (a) Any Loan Document shall fail to remain in full force and effect; (b) any action shall be taken by either Borrower or any Guarantor to discontinue a Loan Document or to assert the invalidity thereof; (c) either Borrower or any Guarantor shall breach any term of any Loan Document and such breach shall continue after any applicable notice and/or grace period set forth in such Loan Document; or (d) any representation or warranty made by either Borrower or any Guarantor in any Loan Document is breached or is false or misleading in any material respect when made.

                   SECTION 8.1.11. Gaming License. Once licensed by a Gaming Board, a Borrower or a Guarantor shall fail to possess a valid gaming license for each casino owned by it or such license shall be suspended for a period of fifteen days or longer.

                   SECTION 8.1.12. Governmental Approvals. Any obligor under any of the Loan Documents shall fail to obtain, renew, maintain or comply with any such governmental approvals as shall be necessary (1) for the execution, delivery or performance by such obligors of their respective obligations, or the exercise of their respective rights, under the Loan Documents, or (2) for the grant of the Liens created under the Deeds of Trust, the First Preferred Ship Mortgages or the Security Agreements or for the validity and enforceability or the perfection of or exercise by the Agent of its rights and remedies under the Deeds of Trust, the First Preferred Ship Mortgages or the Security Agreements; or any such governmental approval shall be revoked, terminated, withdrawn, suspended, modified or withheld or shall cease to be effective; or any proceeding shall be commenced by or before any governmental person for the purpose of revoking, terminating, withdrawing, suspending, modifying or withholding any such governmental approval and such proceeding is not dismissed within 60 days; and such failure, revocation, termination, withdrawal, suspension, modification, cessation or commencement is reasonably likely to materially adversely affect (i) the rights or the interests of the Lenders under the Loan Documents or (ii) the ability of any obligor to perform its obligations under the Loan Documents.

                   SECTION 8.1.13. Liens on Shares of Significant Subsidiaries. Any Lien, other than a Lien in favor of the Agent on behalf of the Lenders, shall be placed on any capital stock of CH&C, California Hotel Finance Company or any other Significant Subsidiary.

         SECTION 8.2. Action if Bankruptcy. If any Event of Default described in clauses (a) through (d) of Section 8.1.9 shall occur, the outstanding principal amount of all outstanding Loans and all other Obligations shall automatically be and become immediately due and payable and the Commitments shall terminate, without notice or demand.

         SECTION 8.3. Action if Other Event of Default. If any Event of Default (other than any Event of Default described in clauses (a) through (d) of Section 8.1.9) shall occur for any reason, whether voluntary or involuntary, and be continuing, the Agent, upon the direction of the Required Lenders, shall by notice to the Borrowers declare (i) all or any portion of the outstanding principal amount of the Loans and other Obligations to be due and payable, whereupon the full unpaid amount of such Loans and other Obligations which shall be so declared due and payable shall be and become immediately due and payable and/or (ii) except as otherwise provided in the immediately following sentence, the Commitments (including, without limitation, the commitment of the Lenders to issue any additional Letters of Credit) to be terminated, without further notice, demand or presentment. Notwithstanding any termination of the Revolving Loan Commitment prior to the Stated

Maturity Date, Revolving Loans may thereafter be made to reimburse the L/C Issuer for any drafts paid on or before the Stated Maturity Date under any Letter of Credit outstanding on the date of such termination.

                                   ARTICLE IX
                                    THE AGENT

         SECTION 9.1. Actions. Each Lender hereby appoints the Agent as its administrative agent and as its collateral agent under and for purposes of this Agreement, the Notes and each other Loan Document. After the occurrence of an Event of Default, the Agent agrees to solicit the consent of the Required Lenders prior to exercising any of its remedies under the Loan Documents. Each Lender authorizes the Agent to act on behalf of such Lender under this Agreement, the Notes and each other Loan Document and, in the absence of other written instructions from the Required Lenders received from time to time by the Agent (with respect to which the Agent agrees that it will comply, except as otherwise advised by counsel), to exercise such powers hereunder and thereunder as are specifically delegated to or required of the Agent by the terms hereof and thereof, together with such powers as may be reasonably incidental thereto. Each Lender hereby indemnifies (which indemnity shall survive any termination of this Agreement) the Agent, pro rata according to such Lender's Revolving Percentage, from and against any and all liabilities, obligations, losses, damages, claims, costs or expenses of any kind or nature whatsoever which may at any time be imposed on, incurred by, or asserted against, the Agent in any way relating to or arising out of this Agreement, the Notes and any other Loan Document, including reasonable attorneys' fees, to the extent that the Agent is not reimbursed by the Borrowers; provided, however, that no Lender shall be liable for the payment of any portion of such liabilities, obligations, losses, damages, claims, costs or expenses which result solely from the Agent's gross negligence or wilful misconduct. The Agent shall not be required to take any action hereunder, under the Notes or under any other Loan Document, or to prosecute or defend any suit in respect of this Agreement, the Notes or any other Loan Document, unless it is indemnified hereunder to its satisfaction. If any indemnity in favor of the Agent shall be or become, in the Agent's determination, inadequate, the Agent may call for additional indemnification from the Lenders and cease to do the acts indemnified against hereunder until such additional indemnity is given.

         SECTION 9.2. Funding Reliance, etc. Unless the Agent shall have been notified by telephone, confirmed in writing, by any Lender by 3:00 p.m., New York time, on the day prior to a Borrowing that such Lender will not make available the amount which would constitute its Revolving Percentage of such Borrowing on the date specified therefor, the Agent may assume that such Lender has made such amount available to the Agent and, in reliance upon such assumption, make available to the Borrowers a corresponding amount. If and to the extent that such Lender shall not have made such amount available to the Agent, such Lender and the Borrowers severally agree to repay the Agent forthwith on demand such corresponding amount together with interest thereon, for each day from the date the Agent made such amount available to the Borrowers to the date such amount is repaid to the Agent, at the Federal Funds Rate for the first two days such funds are overdue and thereafter at the interest rate applicable from time to time on the Loans comprising such Borrowing.

         SECTION 9.3. Exculpation. Neither the Agent nor any of its directors, officers, employees or agents shall be liable to any Lender for any action taken or omitted to be taken by them under this Agreement or any other Loan Document, or in connection herewith or therewith, except for their own wilful misconduct or gross negligence, nor responsible for any recitals or warranties herein or therein, nor for the effectiveness, enforceability, validity or due execution of this Agreement or any other Loan Document, nor for the creation, perfection or priority of any Liens purported to be created by any of the Loan Documents, or the validity, genuineness, enforceability, existence, value or sufficiency of any collateral security, nor to make any inquiry respecting the performance by the Borrowers of their obligations hereunder or under any other Loan Document. The Agent shall be entitled to rely upon advice of counsel concerning legal matters and upon any notice, consent, certificate, statement or writing which the Agent believes to be genuine and to have been presented by a proper Person.

         SECTION 9.4. Successor. The Agent may resign as such at any time upon at least thirty (30) days' prior notice to the Borrowers and all Lenders and the Agent may be removed at any time by the Required Lenders. If the Agent at any time shall resign or be removed, the Required Lenders and the Borrowers may appoint another Person as a successor Agent and such appointee shall thereupon become the Agent hereunder. If no successor Agent shall have been so appointed, and shall have accepted such appointment, within thirty (30) days after such retiring Agent's giving notice of resignation or the removal of the retiring Agent, then the retiring Agent may, on behalf of the Lenders, appoint a successor Agent, which shall be one of the Lenders or a commercial banking institution organized under the laws of the U.S. (or any State thereof) or a U.S. branch or agency of a commercial banking institution, and having a combined capital and surplus of at least $500,000,000. Upon the acceptance of any appointment as Agent hereunder by a successor Agent, such successor Agent shall be entitled to receive from the retiring Agent such documents of transfer and assignment as such successor Agent may reasonably request, and shall thereupon succeed to and become vested with all rights, powers, privileges and duties of the retiring Agent, and the retiring Agent shall be discharged from its duties and obligations under this Agreement. After any retiring Agent's resignation or removal hereunder as the Agent, the provisions of

                   (a) this Article IX shall inure to its benefit as to any actions taken or omitted to be taken by it while it was the Agent under this Agreement; and

                   (b) Section 10.3 shall continue to inure to its benefit.

         SECTION 9.5. Credit Decisions. Each Lender acknowledges that it has, independently of the Agent and each other Lender, and based on such Lender's review of the financial information of the Borrowers and such other documents, information and investigations as such Lender has deemed appropriate, made its own credit decision to extend its Commitments. Each Lender also acknowledges that it will, independently of the Agent and each other Lender, and based on such other documents, information and investigations as it shall deem appropriate at any time, continue to make its own credit decisions as to exercising or not exercising from time to time any rights and privileges available to it under this Agreement or any other Loan Document.

         SECTION 9.6. Copies, etc. The Agent shall give prompt notice to each Lender of each notice or request required or permitted to be given to the Agent by the Borrowers pursuant to the terms of this Agreement (unless concurrently delivered to the Lenders by the Borrower). The Agent will distribute to each Lender copies of all communications received by the Agent from the Borrowers for distribution to the Lenders in accordance with the terms of this Agreement. The Swingline Lender shall provide the Agent with a summary of Swing Loan Borrowings and repayments on a monthly basis, and the Agent shall promptly provide copies of such summary to each Lender.

         SECTION 9.7. Collateral Agent. The Agent shall hold all Collateral as the agent for all of the Lenders and all net proceeds of the Collateral shall be shared by the Lenders pursuant to the provisions of Section 4.8.

                                    ARTICLE X
                            MISCELLANEOUS PROVISIONS

         SECTION 10.1. Waivers, Amendments, etc. The provisions of this Agreement and of each other Loan Document may from time to time be amended, modified or waived, if such amendment, modification or waiver is in writing and consented to by the Borrowers and the Required Lenders (except where the applicable provision of this Agreement or such other Loan Document specifies that a determination is to be governed by all Lenders or the Majority Lenders); provided, however, that no such amendment, modification or waiver which would:

                   (a) modify, amend or waive Section 7.1.11, modify any requirement hereunder that any particular action be taken by all the Lenders or by the Required Lenders, modify this Section 10.1 or change the definitions of "Required Lenders" or "Majority Lenders", shall be effective unless consented to by each Lender;

                   (b) increase any Commitment Amount or the Revolving Percentage of any Lender, release any of the Collateral except pursuant to Permitted Dispositions, release any Guaranty or any Guarantor, extend the Maturity Date or change any provision expressly requiring the consent of all Lenders shall be made without the consent of each Lender;

                   (c) reduce any fees described in Article III without the consent of each Lender affected thereby or extend the due date for, or reduce the amount of, any scheduled repayment on any Loan (or reduce the principal amount of or rate of interest on any Loan) shall be made without the consent of the Lender holding the Note evidencing such Loan;

                   (d) affect adversely the interests, rights or obligations of the Agent qua the Agent shall be made without the consent of the Agent;

                   (e) modify Section 3.1.2 without the consent of the Swingline Lender; or

                   (f) modify Sections 2.7, 3.4 or 3.5 without the consent of the L/C Issuer.

No failure or delay on the part of the Agent, any Lender or the holder of any
Note in exercising any power or right under this Agreement or any other Loan Document shall operate as a waiver thereof, nor shall any single or partial exercise of any such power or right preclude any other or further exercise thereof or the exercise of any other power or right. No notice to or demand on the Borrowers in any case shall entitle it to any notice or demand in similar or other circumstances. No waiver or approval by the Agent, any Lender or the holder of any Note under this Agreement or any other Loan Document shall, except as may be otherwise stated in such waiver or approval, be applicable to subsequent transactions. No waiver or approval hereunder shall require any similar or dissimilar waiver or approval thereafter to be granted hereunder.

         SECTION 10.2. Notices. All notices and other communications provided to any party hereto under this Agreement or any other Loan Document shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below its signature hereto or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

         SECTION 10.3. Payment of Costs and Expenses. The Borrowers agree, jointly and severally, to pay on demand all reasonable out-of-pocket costs and reasonable expenses of the Agent (including the fees at normal hourly rates and reasonable disbursements of (i) counsel to the Agent and (ii) local counsel, if any, who may be retained by counsel to the Agent) in connection with

                   (a) the negotiation, preparation, execution and delivery of this Agreement and of each other Loan Document (including, without limitation, the title insurance policies required pursuant to Section 5.1.5(b) hereof, the appraisals required pursuant to Section 5.1.7 hereof and the Agent's syndication expenses prior to the Effective
         Date), including schedules and exhibits, and any amendments, waivers, consents, supplements or other modifications to this Agreement or any other Loan Document as may from time to time hereafter be required, including, without limitation, any further appraisals of the Pledged Casinos that may hereafter be required by any regulatory or other governmental authority, whether or not the transactions contemplated hereby are consummated,

                   (b) the filing, recording, refiling or rerecording of the Deeds of Trust, the First Preferred Ship Mortgages, the Security Agreements and/or any Uniform Commercial Code financing statements relating thereto and all amendments, supplements and modifications to any thereof and any and all other documents or instruments of further assurance required to be filed or recorded or refiled or rerecorded by the terms hereof or of the Deeds of Trust or the Security Agreements,

                   (c) the reasonable fees and expenses of the trustees under the First Preferred Ship Mortgages, and

                   (d) the preparation and review of the form of any document or instrument relevant to this Agreement or any other Loan Document.

The Borrowers further agree to pay, and to save the Agent and the Lenders harmless from all liability for, any stamp or other taxes which may be payable in connection with the execution or delivery of this Agreement, the Borrowings hereunder, or the issuance of the Notes or any other Loan Documents, except for (i) any processing fees payable in connection with the assignment of a Lender's Notes or Commitments or (ii) any taxes properly payable by the Lenders under Section 4.6. The Borrowers also agree to reimburse the Agent and each Lender upon demand for all reasonable out-of-pocket expenses (including attorneys' fees and legal expenses) incurred by the Agent or such Lender in connection with (x), after the occurrence and during the continuance of any Default or Event of Default, the negotiation of any restructuring or "work-out", whether or not consummated, of any Obligations and
(y) the enforcement of any Obligations.

         SECTION 10.4. Indemnification. In consideration of the execution and delivery of this Agreement by each Lender and the extension of the Commitments, the Borrowers hereby indemnify, exonerate and hold the Agent and each Lender and each of their respective officers, directors, employees and agents (collectively, the "Indemnified Parties") free and harmless from and against any and all actions, causes of action, suits, losses, costs, liabilities and damages, and expenses incurred in connection therewith (irrespective of whether any such Indemnified Party is a party to the action for which indemnification hereunder is sought), including reasonable attorneys' fees and disbursements (collectively, the "Indemnified Liabilities"), incurred by the Indemnified Parties or any of them as a result of, or arising out of, or relating to

                   (a) any transaction financed or to be financed in whole or in part, directly or indirectly, with the proceeds of any Loan or Letter of Credit; or

                   (b) the entering into and performance of this Agreement and any other Loan Document by any of the Indemnified Parties (including any action brought by or on behalf of the Borrowers as the result of any determination by the Required Lenders pursuant to Article V not to fund any Borrowing);

except for any such Indemnified Liabilities arising for the account of a particular Indemnified Party by reason of the relevant Indemnified Party's gross negligence or willful misconduct, and if and to the extent that the foregoing undertaking may be unenforceable for any reason, the Borrowers hereby agree to make the maximum contribution to the payment and satisfaction of each of the Indemnified Liabilities which is permissible under applicable law.

         SECTION 10.5. Survival. The obligations of the Borrowers under Sections 4.3, 4.4, 4.5, 4.6, 10.3 and 10.4, and the obligations of the Lenders under
Section 9.1, shall in each case survive any termination of this Agreement. The representations and warranties made by the Borrowers in this Agreement and in each other Loan Document shall survive the execution and delivery of this Agreement and each such other Loan Document until full and final payment of the Obligations.

         SECTION 10.6. Severability. Any provision of this Agreement or any other Loan Document which is prohibited or unenforceable in any jurisdiction shall, as to such provision and such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions of this Agreement or such Loan Document or affecting the validity or enforceability of such provision in any other jurisdiction.

         SECTION 10.7. Headings. The various headings of this Agreement and of each other Loan Document are inserted for convenience only and shall not affect the meaning or interpretation of this Agreement or such other Loan Document or any provisions hereof or thereof.

         SECTION 10.8. Execution in Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of the Borrowers and each Lender (or notice thereof satisfactory to the Agent) shall have been received by the Agent and notice thereof shall have been given by the Agent to the Borrowers and each Lender.

         SECTION 10.9. Governing Law; Entire Agreement. THIS AGREEMENT, THE NOTES AND EACH OTHER LOAN DOCUMENT SHALL EACH BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEVADA. This Agreement, the Notes and the other Loan Documents constitute the entire understanding among the parties hereto with respect to the subject matter hereof and supersede any prior agreements, written or oral, with respect thereto.

         SECTION 10.10. Successors and Assigns. This Agreement shall be binding upon and shall inure to the benefit of the parties hereto and their respective successors and assigns; provided, however, that:

                   (a) a Borrower may not assign or transfer its rights or obligations hereunder without the prior written consent of the Agent and all Lenders; and

                   (b) the rights of sale, assignment and transfer of the Lenders are subject to Section 10.11.

         SECTION 10.11. Sale and Transfer of Loans and Notes; Participations in Loans and Notes. Each Lender may assign, or sell participations in, its Loans and Commitments to one or more other Persons in accordance with this Section 10.11.

                   SECTION 10.11.1. Assignments. Any Lender,

                   (a) with the written consent of the Agent and the Borrowers (which consent shall not be unreasonably delayed or withheld) may at any time assign and delegate to an Eligible Assignee, and

                   (b) with notice to the Borrowers and the Agent, and with the consent of the Agent (which consent shall not be unreasonably delayed or withheld) but without the consent of the Borrowers, may assign and delegate to any of its Affiliates and with notice to the Borrowers and the Agent, may assign and delegate to any other existing Lender

         (each Person described in either of the foregoing clauses as being the Person to whom such assignment and delegation is to be made, being hereinafter referred to as an "Assignee Lender"), all or any fraction of such Lender's Revolving Loans (and such fraction of any outstanding Letters of Credit) and the corresponding Commitments therefor (which assignment and delegation shall be of a constant, and not a varying, percentage of all the assigning Lender's Revolving Loans (and such fraction of any outstanding Letters of Credit) and the corresponding Commitments therefor) in a minimum aggregate amount of $10,000,000 (unless such Assignee Lender is already a Lender hereunder, in which event such minimum aggregate amount shall be $5,000,000) or, if less, the entire amount of such Lender's total Commitments; provided, if the Borrowers object to such proposed assignment, the Borrowers shall state in reasonable detail the reasons why the Borrowers propose to withhold such consent; and provided, further that any such Assignee Lender will comply, if applicable, with the provisions contained in the final paragraph of Section 4.6 and further provided, however, that, the Borrowers and the Agent shall be entitled to continue to deal solely and directly with such Lender in connection with the interests proposed to be so assigned and delegated to an Assignee Lender until

                   (a) written notice of such assignment and delegation, together with payment instructions, addresses and related information with respect to such Assignee Lender, shall have been given to the Borrowers and the Agent by such Lender and such Assignee Lender,

                   (b) such Assignee Lender shall have executed and delivered to the Borrowers and the Agent a Lender Assignment Agreement, accepted by the Agent and the Borrowers, and

                   (c) the processing fees described below shall have been paid.

From and after the date that the Agent and the Borrowers accept such Lender Assignment Agreement, (x) the Assignee Lender thereunder shall be deemed automatically to have become a party hereto and to the extent that rights and obligations hereunder have been assigned and delegated to such Assignee Lender in connection with such Lender Assignment Agreement, shall have the rights and obligations of a Lender hereunder and under the other Loan Documents, and (y) the assignor Lender, to the extent that rights and obligations hereunder have been assigned and delegated by it in connection with such Lender Assignment Agreement, shall be released from its obligations hereunder and under the other Loan Documents. Within five Business Days after its receipt of an executed, acknowledged and effective Lender Assignment Agreement, the Borrowers shall execute and deliver to the Agent (for delivery to the relevant Assignee Lender) new Notes evidencing such Assignee Lender's assigned Loans and Commitments and, if the assignor Lender has retained Loans and Commitments hereunder, replacement Notes in the principal amount of the Loans and Commitments retained by the assignor Lender hereunder (such Notes to be in exchange for, but not in payment of, those Notes then held by such assignor Lender). Each such Note shall be dated the date of the predecessor Notes. The assignor Lender shall mark the predecessor Notes "exchanged" and deliver them to the Borrowers. Accrued interest on that part of the predecessor Notes evidenced by the new Notes, and accrued fees, shall be paid as provided in the Lender Assignment Agreement. Accrued interest on that part of the predecessor Notes evidenced by the replacement Notes shall be paid to the assignor Lender. Accrued interest and accrued fees shall be paid at the same time or times provided in the predecessor Notes and in this Agreement. Such assignor Lender or such Assignee Lender must also pay a processing fee to the Agent (for the sole account of the Agent) upon delivery of any Lender Assignment Agreement in the amount of $3,000 except in the case of an assignment by a Lender to one of its affiliates. Any Lender may at any time pledge its Note or any other instrument evidencing its rights as a Lender under this Agreement to a Federal Reserve Bank, but no such pledge shall release that Lender from its obligations hereunder or grant to such Federal Reserve Bank the rights of a Lender hereunder absent foreclosure of such pledge. Notwithstanding anything in this Section 10.11.1 to the contrary, the rights of the Lenders to make assignments of their Revolving Loans and corresponding Commitments therefor shall be subject to the approval of any Gaming Board, to the extent required by applicable Gaming Laws.

         SECTION 10.11.2. Participations. Any Lender may at any time sell to one or more commercial banks or other Persons (each of such commercial banks and other Persons being herein called a "Participant") participating interests in any of the Loans, Commitments, or other interests of such Lender hereunder; provided, however, that

                  (a) no participation contemplated in this Section 10.11.2 shall relieve such Lender from its Commitments or its other obligations hereunder or under any other Loan Document,

                  (b) such Lender shall remain solely responsible for the performance of its Commitments and such other obligations,

                  (c) the Borrowers and the Agent shall continue to deal solely and directly with such Lender in connection with such Lender's rights and obligations under this Agreement and each of the other Loan Documents,

                  (d) no Participant, unless such Participant is an Affiliate of such Lender, or is itself a Lender, shall be entitled to require such Lender to take or refrain from taking any action hereunder or under any other Loan Document, except that such Lender may agree with any Participant that such Lender will not, without such Participant's consent, take any actions of the type described in clause (b) or (c) of
         Section 10.1,

                  (e) no Participant shall be entitled to payment of any amount under Section 4.6 that would not have been required to be paid to such Lender had no participation occurred, and

                  (f) notwithstanding anything in this Section 10.11.2 to the contrary, the rights of the Lenders to grant participations in any of the Loans, Commitments, or other interests of any Lender hereunder shall be subject to the approval of any Gaming Board, to the extent required by applicable Gaming Laws.

The Borrowers acknowledge and agree that each Participant, for purposes of Sections 4.3, 4.4, 4.5, 4.8, 4.9, 4.11 and 10.4, shall be considered a Lender.

         SECTION 10.12. Other Transactions. Nothing contained herein shall preclude the Agent or any other Lender from engaging in any transaction, in addition to those contemplated by this Agreement or any other Loan Document, with either of the Borrowers or any of their Affiliates in which such Borrower or such Affiliate is not restricted hereby from engaging with any other Person.

         SECTION 10.13. Joint and Several Liability. Each Borrower has determined that it is in its best interest and in furtherance of its legitimate business purposes to induce the Lenders to extend credit to the Borrowers pursuant to this Agreement. Each Borrower acknowledges and represents that its business is integrally related to the business of the other Borrower, that the availability of the Commitments to both of the Borrowers benefits each Borrower individually and that the Loans made will be for and inure to the benefit of both of the Borrowers individually and as a group. Accordingly, each Borrower shall be jointly and severally liable (as a principal and not as a surety, guarantor or other accommodation party) for each and every representation, warranty, covenant and obligation to be performed by the Borrowers under this Agreement, the Notes and the other Loan Documents, and each Borrower acknowledges that in extending the credit provided herein the Lender is relying upon the fact that the obligations of each Borrower hereunder are the joint and several obligations of a principal. The invalidity, unenforceability or illegality of this Agreement, the Notes or any other Loan Document as to one Borrower or the release by the Lender of a Borrower hereunder or thereunder shall not affect the Obligations of the other Borrower under this Agreement, the Notes or the other Loan Documents, all of which shall otherwise remain the valid and legally binding obligations of the other Borrower. Without limiting the foregoing, each Borrower agrees to the Joint Borrower Provisions set forth in Exhibit N, incorporated by this reference.

         SECTION 10.14. Waiver of Jury Trial. EACH OF THE AGENT, THE LENDERS AND THE BORROWERS HEREBY KNOWINGLY, VOLUNTARILY AND INTENTIONALLY WAIVES ANY RIGHTS ANY OF THEM MAY HAVE TO A TRIAL BY JURY IN RESPECT OF ANY LITIGATION BASED HEREON, OR ARISING OUT OF, UNDER, OR IN CONNECTION WITH, THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT, OR ANY COURSE OF CONDUCT, COURSE OF DEALING, STATEMENTS (WHETHER VERBAL OR WRITTEN) OR ACTIONS OF THE AGENT, THE LENDERS OR THE BORROWERS. EACH BORROWER ACKNOWLEDGES AND AGREES THAT IT HAS RECEIVED FULL AND SUFFICIENT CONSIDERATION FOR THIS PROVISION (AND EACH OTHER PROVISION OF EACH OTHER LOAN DOCUMENT TO WHICH IT IS A PARTY) AND THAT THIS PROVISION IS A MATERIAL INDUCEMENT FOR THE AGENT AND THE LENDERS ENTERING INTO THIS AGREEMENT AND EACH SUCH OTHER LOAN DOCUMENT.

         IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the day and year first above written.

                             BOYD GAMING CORPORATION


                             By: /s/
                                 -------------------------------
                             Title: Senior Vice President

                             Address:  2950 South Industrial Road
                                       Las Vegas, Nevada 89109

                             Facsimile No.: (702) 792-7313
                             Attention:  Chief Financial Officer


                             CALIFORNIA HOTEL AND CASINO


                             By: /s/
                                 -------------------------------
                             Title: Senior Vice President

                             Address:  2950 South Industrial Road
                                       Las Vegas, Nevada 89109

                             Facsimile No.: (702) 792-7313
                             Attention:  Chief Financial Officer

                             CANADIAN IMPERIAL BANK OF COMMERCE,
                             AS AGENT AND L/C ISSUER



                             By: /s/
                                 -------------------------------
                                 Title: Senior Agent

                             Address:   425 Lexington Avenue
                                        New York, New York 10017

                             Facsimile No.: (212) 856-3799
                             Attention:  Syndications Department

PERCENTAGE                                    LENDER

12.00000000% ($60,000,000)        CIBC INC.



                                  By /s/
                                     -------------------------------
                                  Title: Its Director


                                  Notice Address:

                                  350 South Grand Avenue,
                                  Suite 2600
                                  Los Angeles, California 90017

                                  Facsimile No.: (213) 346-0157


                                  Domestic Office:

                                  Two Paces West
                                  2727 Paces Ferry Road,
                                  Suite 1200
                                  Atlanta, Georgia 30339

                                  Facsimile No.: (404) 319-4950


                                  LIBOR Office:

                                  Two Paces West
                                  2727 Paces Ferry Road,
                                  Suite 1200
                                  Atlanta, Georgia 30339

                                  Facsimile No.: (404) 319-4950

PERCENTAGE                   LENDER AND CO-MANAGING AGENT
- ----------                   ----------------------------
6.75% ($33,750,000)          BANK OF AMERICA NT&SA


                             By  /s/ Scott Faber
                                --------------------------------
                               Title: Vice President

                             Notice Address:

                             555 South Flower Street, 10th Floor
                             Los Angeles, California 90071
                             Attention:  Scott Faber
                                         Vice President
                                         Credit Products
                                         Entertainment/Media
                             Facsimile No.:  (213) 228-2641

                             with a copy to:

                             555 South Flower Street, 10th Floor
                             Los Angeles, California 90071
                             Attention:  William Newby
                                         Managing Director
                                         Entertainment/Media
                                         & Gaming #5777

                             Facsimile No.:  (213) 228-3145


                             Domestic Office:

                             333 S. Beaudry Avenue
                             19th Floor
                             Los Angeles, California 90017
                             Attention: Youlando Harper
                                        Account
                                        Administration

                             Facsimile No.:  (213) 345-6550


                             LIBOR Office:

                             333 S. Beaudry Avenue
                             19th Floor
                             Los Angeles, California 90017
                             Attention: Youlando Harper
                                        Account
                                        Administration

                             Facsimile No.:  (213) 345-6550


PERCENTAGE                                    LENDER, SWINGLINE LENDER AND
- ----------                                    ----------------------------
                                              CO-MANAGING AGENT
                                              -----------------

9.00000000% ($45,000,000)              WELLS FARGO BANK,
                                       NATIONAL ASSOCIATION



                                       By  /s/ David Kramer
                                           -------------------------------------
                                                Title: Vice President

                                       Notice Address:

                                       3800 Howard Hughes Parkway
                                       Las Vegas, Nevada 89109
                                       Attention:  David Kramer
                                                   Gaming Industry
                                                   Division

                                       Facsimile No.:  (702) 791-6248


                                       Domestic Office:

                                       3800 Howard Hughes Parkway
                                       Las Vegas, Nevada 89109
                                       Attention:  David Kramer
                                                   Gaming Industry
                                                   Division

                                       Facsimile No.:  (702) 791-6248


                                       LIBOR Office:

                                       1 East First Street, Suite 500
                                       Reno, Nevada 89501
                                       Attention:  Donna Becker

                                       Facsimile No.:  (702) 334-5637


PERCENTAGE                                      LENDER AND CO-AGENT
- ----------                                      -------------------

7.00000000% ($35,000,000)             BANKERS TRUST COMPANY



                                      By  /s/ Mary Jo Jolly
                                          --------------------------------------
                                          Title: Assistant Vice President

                                      Notice Address:

                                      300 South Grand Avenue, 41st Floor
                                      Los Angeles, CA 90071
                                      Attention:  Kevin Smith
                                                  Associate

                                      Facsimile No.:  (213) 620-8484


                                      Domestic Office:

                                      Loan Division, 14th Floor
                                      130 Liberty Street
                                      New York, New York 10006
                                      Attention:  Ariana Boer
                                                  Assistant Treasurer

                                      Facsimile No.:  (212) 250-6029/7351


                                      LIBOR Office:

                                      Loan Division, 14th Floor
                                      130 Liberty Street
                                      New York, New York 10006
                                      Attention:  Mary Rodwell/Ariana Boer

                                      Facsimile No.: (212) 250-6029/7351


PERCENTAGE                                                             LENDER AND CO-AGENT
- ----------                                                             -------------------

7.00000000% ($35,000,000)                            CREDIT LYONNAIS LOS ANGELES BRANCH



                                                     By  /s/ Thierry Vincent
                                                        --------------------------------------------
                                                              Title: Vice President

                                                     Notice Address:

                                                     515 South Flower Street, Suite 2200
                                                     Los Angeles, California 90071
                                                     Attention:    Thierry Vincent
                                                                   Vice President
                                                                   Branch Manager

                                                     Facsimile No.: (213) 623-3437


                                                     Domestic Office:

                                                     515 South Flower Street, Suite 2200
                                                     Los Angeles, California 90071
                                                     Attention:    Thierry Vincent
                                                                   Vice President
                                                                   Branch Manager

                                                     Facsimile No.: (213) 623-3437


                                                     LIBOR Office:

                                                     515 South Flower Street, Suite 2200
                                                     Los Angeles, California 90071
                                                     Attention:    Thierry Vincent
                                                                   Vice President
                                                                   Branch Manager

                                                     Facsimile No.: (213) 623-3437


PERCENTAGE                                                    LENDER AND CO-AGENT
- ----------                                                    -------------------

7.00000000% ($35,000,000)                            SOCIETE GENERALE




                                                     By  /s/ J. Blaine Shaum
                                                         ----------------------------------
                                                              Title: Regional Manager

                                                     Notice Address:

                                                     2029 Century Park East, #2900
                                                     Los Angeles, California 90067
                                                     Attention:   Donald Schubert,
                                                                  Vice President
                                                                  Banking and Credit

                                                     Facsimile No.:  (310) 551-1537


                                                     Domestic Office:

                                                     2029 Century Park East, #2900
                                                     Los Angeles, California 90067
                                                     Attention:   Doris Yun/Tulinh Wu

                                                     Facsimile No.: (310) 203-0539

                                                     LIBOR Office:

                                                     2029 Century Park East, #2900
                                                     Los Angeles, California 90067
                                                     Attention:   Jan van Brussel
                                                                  Banking and Credit

                                                     Facsimile No.:  (310) 203-0539

PERCENTAGE                                                             LENDER
- ----------                                                             ------

3.46666680% ($17,333,334)                            ABN AMRO BANK N.V.
                                                     SAN FRANCISCO INTERNATIONAL BRANCH


                                                     By:  ABN AMRO North America, Inc.
                                                              as agent

                                                     By   /s/ Bradford H. Leahy
                                                          ------------------------------
                                                              Title: Officer

                                                     By   /s/ L.T. Osborne
                                                          ------------------------------
                                                              Title: Group Vice President

                                                     Notice Address:

                                                     101 California Street, Suite 4550
                                                     San Francisco, CA  94111-5812
                                                     Attention:   Jeffrey A. French
                                                                  Vice President &
                                                                  Director

                                                     Facsimile No.: (415) 362-3524

                                                     Domestic Office:

                                                     101 California Street, Suite 4550
                                                     San Francisco, CA 94111-5812
                                                     Attention:   Jeffrey A. French
                                                                  Vice President &
                                                                  Director

                                                     Facsimile No.: (415) 362-3524


                                                     LIBOR Office:

                                                     101 California Street, Suite 4550
                                                     San Francisco, CA 94111-5812
                                                     Attention:   Jeffrey A. French
                                                                  Vice President &
                                                                  Director

                                                     Facsimile No.: (415) 362-3524

PERCENTAGE                                                             LENDER
- ----------                                                             ------

3.46666660% ($17,333,333)                            THE MITSUBISHI TRUST AND BANKING
                                                     CORPORATION, LOS ANGELES AGENCY



                                                     By  /s/
                                                        ------------------------------------
                                                              Title:   Senior Vice
                                                                       President & Chief
                                                                       Manager

                                                     Notice Address:

                                                     801 South Figueroa Street
                                                     Suite 500
                                                     Los Angeles, California 90017
                                                     Attention: Dean Kawai
                                                                Assistant Vice
                                                                President

                                                     Facsimile No.:  (213) 687-4631


                                                     Domestic Office:

                                                     801 South Figueroa Street
                                                     Suite 500
                                                     Los Angeles, California 90017
                                                     Attention: Dean Kawai
                                                                Assistant Vice
                                                                President

                                                     Facsimile No.:  (213) 687-4631


                                                     LIBOR Office:

                                                     801 South Figueroa Street
                                                     Suite 500
                                                     Los Angeles, California 90017
                                                     Attention: Dean Kawai
                                                                Assistant Vice
                                                                President

                                                     Facsimile No.:  (213) 687-4631

PERCENTAGE                                                       LENDER
- ----------                                                       ------

3.46666660% ($17,333,333)                            THE SANWA BANK, LIMITED



                                                     By  /s/ Gill Realon
                                                        --------------------------------
                                                              Title: Vice President

                                                     Notice Address:

                                                     U.S. Banking Department
                                                     601 South Figueroa Street (W5-4)
                                                     Los Angeles, CA 90017
                                                     Attention:  Gill Realon
                                                                 Vice President

                                                     Facsimile No.:   (213) 623-4912
                                                                      (213) 896-7475


                                                     Domestic Office:

                                                     Loan Operations
                                                     601 South Figueroa Street (W5-4)
                                                     Los Angeles, CA 90017
                                                     Attention:  Washington A. Boza
                                                                 Assistant Vice
                                                                 President & Manager

                                                     Facsimile No.:  (213) 623-4912
                                                                     (213) 896-7475


                                                     LIBOR Office:

                                                     Loan Operations
                                                     601 South Figueroa Street (W5-4)
                                                     Los Angeles, CA 90017
                                                     Attention:  Washington A. Boza
                                                                 Assistant Vice
                                                                 President & Manager

                                                     Facsimile No.:  (213) 623-4912
                                                                     (213) 896-7475

PERCENTAGE                                                             LENDER
- ----------                                                             ------

3.00000000% ($15,000,000)                            COMMERZBANK AG, LOS ANGELES BRANCH



                                                     By  /s/ Christian Jagenberg
                                                         -------------------------------
                                                              Title: SVP and Manager


                                                     By  /s/ Werner Schmidbauer
                                                         -------------------------------
                                                              Title: Vice President

                                                     Notice Address:

                                                     660 South Figueroa Street, #1450
                                                     Los Angeles, California 90017
                                                     Attention:   Werner Schmidbauer
                                                                  Vice President

                                                     Facsimile No.: (213) 623-0039


                                                     Domestic Office:

                                                     660 South Figueroa Street, #1450
                                                     Los Angeles, California 90017
                                                     Attention:  Edna Youna
                                                                 Assistant Cashier

                                                     Facsimile No.: (213) 623-0039


                                                     LIBOR Office:

                                                     660 South Figueroa Street, #1450
                                                     Los Angeles, California 90017
                                                     Attention:  Edna Youna
                                                                 Assistant Cashier

                                                     Facsimile No.: (213) 623-0039

PERCENTAGE                                                             LENDER
- ----------                                                             ------

3.00000000% ($15,000,000)                            FIRST SECURITY BANK OF
                                                     UTAH, N.A.


                                                     By  /s/ David P. Williams
                                                         -------------------------------
                                                              Title:  Vice President

                                                     Notice Address:

                                                     Corporate Banking Division
                                                     2nd Floor
                                                     P.O. Box 30004 (84130)
                                                     15 East 100 South
                                                     Salt Lake City, Utah 84111
                                                     Attention:  David P. Williams

                                                     Facsimile No.:  (801) 246-5532


                                                     Domestic Office:

                                                     Corporate Banking Division
                                                     2nd Floor
                                                     P.O. Box 30004 (84130)
                                                     15 East 100 South
                                                     Salt Lake City, Utah 84111
                                                     Attention:  David P. Williams

                                                     Facsimile No.:  (801) 246-5532


                                                     LIBOR Office:

                                                     Corporate Banking Division
                                                     2nd Floor
                                                     P.O. Box 30004 (84130)
                                                     15 East 100 South
                                                     Salt Lake City, Utah 84111
                                                     Attention:  David P. Williams

                                                     Facsimile No.:  (801) 246-5532

PERCENTAGE                                                             LENDER
- ----------                                                             ------

3.00000000% ($15,000,000)                            THE SUMITOMO BANK, LIMITED



                                                     By  /s/ Barry P. Maddams
                                                         -------------------------------
                                                              Title: General Manager
                                                                     U.S.C.B.D.

                                                     By  /s/
                                                         -------------------------------
                                                              Title: Deputy General Counsel

                                                     Notice Address:

                                                     800 West Sixth Street, Suite 950
                                                     Los Angeles, California 90017
                                                     Attention:  Bradford E. Chambers
                                                                 Vice President

                                                     Facsimile No.:  (213) 623-4629

                                                     Domestic Office:

                                                     233 S. Wacker Drive, Suite 5400
                                                     Chicago, Illinois 60606
                                                     Attention:  Vice President &
                                                                 Manager

                                                     Facsimile No.:  (312) 876-1995


                                                     LIBOR Office:

                                                     233 S. Wacker Drive, Suite 5400
                                                     Chicago, Illinois 60606
                                                     Attention:  Vice President &
                                                                 Manager

                                                     Facsimile No.:  (312) 876-1995

PERCENTAGE                                                             LENDER
- ----------                                                             ------

2.40000000% ($12,000,000)                            THE FIRST NATIONAL BANK OF BOSTON


                                                     By  /s/
                                                         -------------------------------
                                                              Title: Director

                                                     Notice Address:

                                                     100 Federal Street
                                                     Boston, MA 02110
                                                     Attention:  Reginald Dawson,
                                                                 Director

                                                     Facsimile No.: (617) 434-3401

                                                     with a copy to:

                                                     100 Federal Street
                                                     Boston, MA 02110
                                                     Attention:  Peter MacEwen,
                                                                 Assistant Vice
                                                                 President

                                                     Facsimile No.:  (617) 434-3401

                                                     100 Federal Street
                                                     Boston, MA 02110
                                                     Attention:  Angie Karayiannis,
                                                                 Loan Administrator

                                                     Facsimile No.:  (617) 434-9820


                                                     Domestic Office:

                                                     100 Federal Street
                                                     Boston, MA 02110
                                                     Attention:  Reginald Dawson,
                                                                 Director

                                                     Facsimile No.:  (617) 434-3401


                                                     LIBOR Office:

                                                     100 Federal Street
                                                     Boston, MA 02110
                                                     Attention:  Reginald Dawson,
                                                                 Director

                                                     Facsimile No.:  617) 434-3401

PERCENTAGE                                                             LENDER
- ----------                                                             ------

2.40000000% ($12,000,000)                            BANK OF HAWAII



                                                     By  /s/ Joseph T. Donalson
                                                         -------------------------------
                                                              Title: Vice President

                                                     Notice Address:

                                                     130 Merchant Street, 20th Floor
                                                     Honolulu, Hawaii 96813
                                                     Attention: Iwalani Sabarre-
                                                                Kapika

                                                     Facsimile No.: (808) 484-3606

                                                     with a copy to:

                                                     1839 South Alma School Road
                                                     Suite 150
                                                     Mesa, Arizona 85210
                                                     Attention: Joseph Donalson

                                                     Facsimile No.: (602) 752-8007

                                                     Domestic Office:

                                                     130 Merchant Street, 20th Floor
                                                     Honolulu, Hawaii 96813
                                                     Attention:  Iwalani Sabarre-
                                                                 Kapika

                                                     Facsimile No.:  (808) 484-3606


                                                     LIBOR Office:

                                                     130 Merchant Street, 20th Floor
                                                     Honolulu, Hawaii 96813
                                                     Attention:  Iwalani Sabarre-
                                                                 Kapika

                                                     Facsimile No.: (808) 484-3606

PERCENTAGE                                                             LENDER
- ----------                                                             ------

2.40000000% ($12,000,000)                            THE BANK OF NEW YORK



                                                     By  /s/
                                                         -------------------------------
                                                              Title: Vice President

                                                     Notice Address:

                                                     One Wall Street, 22nd Floor
                                                     New York, New York 19286
                                                     Attention: Sandra Morgan
                                                                Dawn Hertling

                                                     Facsimile No.:  (212) 635-6877/6399

                                                     Domestic Office:

                                                     48 Wall Street
                                                     New York, New York 10286
                                                     Attention: Corporate Banking
                                                                Loans

                                                     Facsimile No.:  (212) 635-6877/6399


                                                     LIBOR Office:

                                                     48 Wall Street
                                                     New York, New York 10286
                                                     Attention: Corporate Banking
                                                                Loans

                                                     Facsimile No.: (212) 635-6877/6399

PERCENTAGE                                                             LENDER
- ----------                                                             ------

2.4000000% ($12,000,000)                             BANQUE NATIONALE DE PARIS


                                                     By  /s/
                                                         -------------------------------
                                                             Title:


                                                     By  /s/ Janice Ho
                                                         -------------------------------
                                                             Title: Vice President

                                                     Notice Address:

                                                     180 Montgomery Street
                                                     San Francisco, California 94104
                                                     Attention:    Don Hart
                                                                   Vice President

                                                     Facsimile No.: (415) 989-9041

                                                     with a copy to:

                                                     725 South Figueroa Street
                                                     Suite 2090
                                                     Los Angeles, California 90017
                                                     Attention: Janice Ho
                                                                Vice President

                                                     Facsimile No.:  (213) 488-9602


                                                     Domestic Office:

                                                     725 South Figueroa Street
                                                     Suite 2090
                                                     Los Angeles, California 90017
                                                     Attention: Janice Ho
                                                                Vice President

                                                     Facsimile No.: (213) 488-9602


                                                     LIBOR Office:

                                                     725 South Figueroa Street
                                                     Suite 2090
                                                     Los Angeles, California 90017
                                                     Attention: Janice Ho
                                                                Vice President

                                                     Facsimile No.: (213) 488-9602

PERCENTAGE                                                             LENDER
- ----------                                                             ------

2.40000000% ($12,000,000)                            THE INDUSTRIAL BANK OF JAPAN,
                                                     LIMITED, LOS ANGELES AGENCY




                                                     By  /s/ Masatake Yashiro
                                                         -------------------------------
                                                              Title: General Manager

                                                     Notice Address:

                                                     350 South Grand Avenue, Suite 1500
                                                     Los Angeles, CA 90071
                                                     Attention:  Steven Bradley

                                                     Facsimile No.:  (213) 488-9840


                                                     Domestic Office:

                                                     350 South Grand Avenue, Suite 1500
                                                     Los Angeles, CA 90071
                                                     Attention:  Steven Bradley

                                                     Facsimile No.:  (213) 488-9840


                                                     LIBOR Office:

                                                     350 South Grand Avenue, Suite 1500
                                                     Los Angeles, CA 90071
                                                     Attention:  Steven Bradley

                                                     Facsimile No.:  (213) 488-9840

PERCENTAGE                                                             LENDER
- ----------                                                             ------
2.40000000% ($12,000,000)                            NBD BANK



                                                     By   /s/
                                                          -------------------------------
                                                              Title:

                                                     Notice Address:

                                                     Second Floor - Large Corporate
                                                     611 Woodward Avenue
                                                     Detroit, MI 48226
                                                     Attention:  James B. Junker

                                                     Facsimile No.:  (313) 225-2649


                                                     Domestic Office:

                                                     611 Woodward Avenue
                                                     Detroit, MI 48226
                                                     Attention:  James B. Junker

                                                     Facsimile No.:  (313) 225-2649

                                                     LIBOR Office:

                                                     611 Woodward Avenue
                                                     Detroit, MI 48226
                                                     Attention:  James B. Junker

                                                     Facsimile No.:  (313) 225-2649

PERCENTAGE                                                             LENDER
- ----------                                                             ------

2.40000000% ($12,000,000)                            THE NIPPON CREDIT BANK, LTD., LOS
                                                     ANGELES AGENCY


                                                     By  /s/ Bernardo E. Correa-Henschke
                                                         ------------------------------------------
                                                              Title: Vice President & Senior Manager

                                                     Notice Address:

                                                     550 South Hope Street, Suite 2500
                                                     Los Angeles, CA 90071
                                                     Attention:  Jay Schwartz

                                                     Facsimile No.:  (213) 892-0111

                                                     with a copy to:

                                                     550 South Hope Street, Suite 2500
                                                     Los Angeles, CA 90071
                                                     Attention:  Araceli Figueroa
                                                                 Theresa Pasamba

                                                     Facsimile No.:  (213) 892-0111

                                                     Domestic Office:

                                                     550 South Hope Street, Suite 2500
                                                     Los Angeles, CA 90071
                                                     Attention:  Jay Schwartz

                                                     Facsimile No.:  (213) 892-0111


                                                     LIBOR Office:

                                                     550 South Hope Street, Suite 2500
                                                     Los Angeles, CA 90071
                                                     Attention:  Jay Schwartz

                                                     Facsimile No.:  (213) 892-0111

PERCENTAGE                                                             LENDER
- ----------                                                             ------

2.40000000% ($12,000,000)                            US BANK OF NEVADA



                                                     By  /s/ Terry Gentry
                                                         -------------------------------
                                                              Title: Officer

                                                     Notice Address:

                                                     2300 West Sahara, Suite 120, Box 20
                                                     Las Vegas, NV 89102
                                                     Attention:  Amy Robinson
                                                                 Terry Gentry

                                                     Facsimile No.:  (702) 386-3916

                                                     Domestic Office:

                                                     2300 West Sahara, Suite 120, Box 20
                                                     Las Vegas, NV 89102
                                                     Attention:  Amy Robinson
                                                                 Terry Gentry

                                                     Facsimile No.:  (702) 386-3916


                                                     LIBOR Office:

                                                     2300 West Sahara, Suite 120, Box 20
                                                     Las Vegas, NV 89102
                                                     Attention:  Amy Robinson
                                                                 Terry Gentry

                                                     Facsimile No.:  (702) 386-3916

PERCENTAGE                                                             LENDER
- ----------                                                             ------

2.40000000% ($12,000,000)                            WHITNEY NATIONAL BANK



                                                     By  /s/ John J. Zollinger, IV
                                                         -----------------------------------
                                                             Title: Assistant Vice President

                                                     Notice Address:

                                                     228 Saint Charles Avenue
                                                     New Orleans, Louisiana 70130
                                                     Attention:  John J. Zollinger, IV

                                                     Facsimile No.: (504) 552-4622


                                                     Domestic Office:

                                                     228 Saint Charles Avenue
                                                     New Orleans, Louisiana 70130
                                                     Attention:  John J. Zollinger, IV

                                                     Facsimile No.:  (504) 552-4622


                                                     LIBOR Office:

                                                     228 Saint Charles Avenue
                                                     New Orleans, Louisiana 70130
                                                     Attention:  John J. Zollinger, IV

                                                     Facsimile No.:  (504) 552-4622

PERCENTAGE                                                    LENDER
- ----------                                                    ------

2.25% ($11,250,000)                                  BANK OF AMERICA NEVADA


                                                     By  /s/ Herb Steege
                                                         -------------------------------
                                                              Title: Vice President

                                                     Notice Address:

                                                     300 South Fourth Street, 2nd Floor
                                                     Las Vegas, Nevada  89193-8600
                                                     Attention: Herb Steege

                                                     Facsimile No.:  (702) 654-7158

                                                     Domestic Office:

                                                     300 South Fourth Street, 2nd Floor
                                                     Las Vegas, Nevada  89193-8600
                                                     Attention: Herb Steege

                                                     Facsimile No.:  (702) 654-7158

                                                     LIBOR Office:

                                                     300 South Fourth Street, 2nd Floor
                                                     Las Vegas, Nevada  89193-8600
                                                     Attention:  Herb Steege

                                                     Facsimile No.:  (702) 654-7158

PERCENTAGE                                                             LENDER
- ----------                                                             ------

1.60000000% ($8,000,000)                             DEPOSIT GUARANTY NATIONAL BANK




                                                     By  /s/ Larry C. Ratzlaff
                                                         -------------------------------
                                                              Title:   Senior Vice
                                                                       President

                                                     Notice Address:

                                                     210 East Capitol Street
                                                     P.O. Box 1200
                                                     Jackson, Mississippi 39215-1200
                                                     Attention:  Larry C. Ratzlaff
                                                                 Senior Vice
                                                                 President

                                                     Facsimile No.:  (601) 354-8315

                                                     Domestic Office:

                                                     210 East Capitol Street
                                                     P.O. Box 1200
                                                     Jackson, Mississippi 39215-1200
                                                     Attention:  Larry C. Ratzlaff
                                                                 Senior Vice
                                                                 President

                                                     Facsimile No.:  (601) 354-8315

                                                     LIBOR Office:

                                                     210 East Capitol Street
                                                     P.O. Box 1200
                                                     Jackson, Mississippi 39215-1200
                                                     Attention:  Larry C. Ratzlaff
                                                                 Senior Vice
                                                                 President

                                                     Facsimile No.:  (601) 354-8315

PERCENTAGE                                                             LENDER
- ----------                                                             ------

1.6000000% ($8,000,000)                              FIRST HAWAIIAN BANK



                                                     By  /s/ Charles L. Jenkins
                                                         -------------------------------
                                                              Title: Vice President

                                                     Notice Address:

                                                     Corporate Banking, 19th Floor
                                                     1132 Bishop Street
                                                     Honolulu, HI 96813
                                                     Attention: Robert Wheeler

                                                     Facsimile No.:  (808) 525-6372


                                                     Domestic Office:

                                                     Corporate Banking, 19th Floor
                                                     1132 Bishop Street
                                                     Honolulu, HI 96813
                                                     Attention:  Brenda Deakins

                                                     Facsimile No.:  (808) 525-6372

                                                     LIBOR Office:

                                                     Corporate Banking, 19th Floor
                                                     1132 Bishop Street
                                                     Honolulu, HI 96813
                                                     Attention:  Brenda Deakins

                                                     Facsimile No.:  (808) 525-6372

PERCENTAGE                                                             LENDER
- ----------                                                             ------

1.60000000% ($8,000,000)                             GIROCREDIT BANK, AG DER SPARKASSEN,
                                                     GRAND CAYMAN ISLANDS BRANCH



                                                     By  /s/
                                                         -------------------------------
                                                              Title:


                                                     By  /s/
                                                         -------------------------------
                                                              Title:

                                                     Notice Address:

                                                     65 East 55th Street - 29th Floor
                                                     New York, New York 10022
                                                     Attention: John Redding

                                                     Facsimile No.:  (212) 644-0644

                                                     Domestic Office:

                                                     65 East 55th Street - 29th Floor
                                                     New York, New York 10022
                                                     Attention:  John Redding

                                                     Facsimile No.:  (212) 644-0644

                                                     LIBOR Office:

                                                     65 East 55th Street - 29th Floor
                                                     New York, New York 10022
                                                     Attention:  John Redding

                                                     Facsimile No.:  (212) 644-0644

PERCENTAGE                                                             LENDER
- ----------                                                             ------

1.60000000% ($8,000,000)                             IMPERIAL BANK



                                                     By  /s/ Steven K. Johnson
                                                         ---------------------------------
                                                              Title: Senior Vice President

                                                     Notice Address:

                                                     9920 South La Cienega Boulevard
                                                     Suite 1015
                                                     Inglewood, CA 90301
                                                     Attention:  Steven K. Johnson
                                                                 Vice President

                                                     Facsimile No.:  (310) 417-5997


                                                     Domestic Office:

                                                     9920 South La Cienega Boulevard
                                                     Suite 1015
                                                     Inglewood, CA 90301
                                                     Attention:  Steven K. Johnson
                                                                 Vice President

                                                     Facsimile No.:  (310) 417-5997


                                                     LIBOR Office:

                                                     9920 South La Cienega Boulevard
                                                     Suite 1015
                                                     Inglewood, CA 90301
                                                     Attention:  Steven K. Johnson
                                                                 Vice President

                                                     Facsimile No.:  (310) 417-5997

PERCENTAGE                                                             LENDER
- ----------                                                             ------

1.60000000% ($8,000,000)                             TRUSTMARK NATIONAL BANK



                                                     By  /s/ Johnny Ray
                                                         -------------------------------
                                                             Title:  Vice President

                                                     Notice Address:

                                                     P.O. Box 291
                                                     Jackson, MS 39205
                                                     Attention: Johnny Ray
                                                                Vice President

                                                     Facsimile No.:  (601) 949-6250

                                                              OVERNIGHT ADDRESS:

                                                              248 East Capitol Street
                                                              Room 610
                                                              Jackson, MS 39201
                                                              Attention:  Johnny Ray
                                                                          Vice President

                                                     Domestic Office:

                                                     P.O. Box 291
                                                     Jackson, MS 39205
                                                     Attention: Johnny Ray
                                                                Vice President

                                                     Facsimile No.:  (601) 949-6250


                                                     LIBOR Office:

                                                     P.O. Box 291
                                                     Jackson, MS 39205
                                                     Attention: Johnny Ray
                                                                Vice President

                                                     Facsimile No.:  (601) 949-6250

                                                                      EXHIBIT A


                                 REVOLVING NOTE


                                                              Las Vegas, Nevada
$__________                                                       June 19, 1996


         FOR VALUE RECEIVED, the undersigned, BOYD GAMING CORPORATION and CALIFORNIA HOTEL AND CASINO, each a Nevada corporation, jointly and severally promise to pay to the order of _____________________ (the "Lender") the principal sum of _______ DOLLARS ($__________) or, if less, the aggregate unpaid principal amount of all Revolving Loans (as defined in the Credit Agreement, hereinafter defined) made by the Lender to the undersigned pursuant to the Credit Agreement, as shown in the schedule attached hereto (and any continuation thereof), payable in full on or before the Maturity Date. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

         The undersigned also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest are to be made to the Agent in lawful money of the United States of America in same day or immediately available funds.

         This Note is a Revolving Note described in, and is subject to the terms and provisions of, that certain Credit Agreement, dated as of even date herewith (as the same may at any time be amended or modified and in effect, the "Credit Agreement"), among the undersigned, certain financial institutions (including the Lender), and the Agent, and payment of this Note is secured by certain of the Loan Documents. Reference is hereby made to the Credit Agreement for a statement of the prepayment rights and obligations of the undersigned, a description of the properties mortgaged and assigned, the nature and extent of the collateral security and the rights of the parties to the Loan Documents in respect of such collateral security, and for a statement of the terms and conditions under which the due date of this Note may be accelerated. Upon the occurrence of any Event of Default as specified in the Credit Agreement, the principal balance hereof and the interest accrued hereon may be declared to be forthwith due and payable, and any indebtedness of the holder hereof to the undersigned may be appropriated and applied hereon.

         In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this
Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         THIS NOTE HAS BEEN DELIVERED IN LAS VEGAS, NEVADA AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEVADA.


                                            BOYD GAMING CORPORATION



                                            By___________________________
                                            Title:  Senior Vice President



                                            CALIFORNIA HOTEL AND CASINO



                                            By___________________________
                                            Title:  Senior Vice President

                                       REVOLVING LOANS AND PRINCIPAL PAYMENTS

- -------------------------------------------------------------------------------------------------------------------
                                                                           Aggregate
                                                  Amount of                 Unpaid
       Amount of                                   Payment                 Principal
       Loan Made                                  Received                  Balance
                             Interest
      Base  Eurodollar      Period (if         Base  Eurodollar         Base  Eurodollar                   Notation
Date  Rate  Rate            applicable)        Rate     Rate            Rate     Rate            Total      Made By
- ----  ----  ----            -----------        ----  ----------         ----  ----------         -----     --------

- -------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------

- -------------------------------------------------------------------------------------------------------------------

                                                                      EXHIBIT B


                                 SWINGLINE NOTE


                                                              Las Vegas, Nevada
$15,000,000                                                       June 19, 1996


         FOR VALUE RECEIVED, the undersigned, BOYD GAMING CORPORATION and CALIFORNIA HOTEL AND CASINO, each a Nevada corporation, jointly and severally promise to pay to the order of WELLS FARGO BANK, NATIONAL ASSOCIATION (the "Swingline Lender") at its principal office in 3800 Howard Hughes Parkway, Las Vegas, Nevada 89109 the principal sum of FIFTEEN MILLION DOLLARS ($15,000,000) or, if less, the aggregate unpaid principal amount of all Swing Loans (as defined in the Credit Agreement, hereinafter defined) made by the Swingline Lender to the undersigned pursuant to the Credit Agreement, as shown in the schedule attached hereto (and any continuation thereof), payable in full on or before the Maturity Date. Capitalized terms used herein and not otherwise defined shall have the meanings ascribed thereto in the Credit Agreement.

         The undersigned also promises to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether by acceleration or otherwise) and, after maturity, until paid, at the rates per annum and on the dates specified in the Credit Agreement.

         Payments of both principal and interest are to be made in lawful money of the United States of America in same day or immediately available funds.

         This Note is the Swingline Note described in, and is subject to the terms and provisions of, that certain Credit Agreement, dated as of even date herewith (as the same may at any time be amended or modified and in effect, the "Credit Agreement"), among the undersigned, certain financial institutions (including the Swingline Lender), and the Agent, and payment of this Note is secured by certain of the Loan Documents. Reference is hereby made to the Credit Agreement for a statement of the prepayment rights and obligations of the undersigned, a description of the properties mortgaged and assigned, the nature and extent of the collateral security and the rights of the parties to the Loan Documents in respect of such collateral security, and for a statement of the terms and conditions under which the due date of this Note may be accelerated. Upon the occurrence of any Event of Default as specified in the Credit Agreement, the principal balance hereof and the interest accrued hereon may be declared to be forthwith due and payable, and any indebtedness of the holder hereof to the undersigned may be appropriated and applied hereon.

         In addition to and not in limitation of the foregoing and the provisions of the Credit Agreement, the undersigned further agrees, subject only to any limitation imposed by applicable law, to pay all expenses, including reasonable attorneys' fees and legal expenses, incurred by the holder of this
Note in endeavoring to collect any amounts payable hereunder which are not paid when due, whether by acceleration or otherwise.

         All parties hereto, whether as makers, endorsers, or otherwise, severally waive presentment for payment, demand, protest and notice of dishonor.

         THIS NOTE HAS BEEN DELIVERED IN LAS VEGAS, NEVADA AND SHALL BE DEEMED TO BE A CONTRACT MADE UNDER AND GOVERNED BY THE INTERNAL LAWS OF THE STATE OF NEVADA.


                                            BOYD GAMING CORPORATION



                                            By_____________________________
                                            Title: Senior Vice President


                                            CALIFORNIA HOTEL AND CASINO



                                            By_____________________________
                                            Title: Senior Vice President

                SWING LOANS AND PRINCIPAL PAYMENTS

- ----------------------------------------------------------------
                                    Aggregate
                       Amount of     Unpaid
         Amount of      Payment     Principal           Notation
Date     Loan Made     Received      Balance    Total   Made By
- ----     ---------     --------     ---------   -----   --------
- ----------------------------------------------------------------

- ----------------------------------------------------------------

- ----------------------------------------------------------------

- ----------------------------------------------------------------

- ----------------------------------------------------------------

- ----------------------------------------------------------------

- ----------------------------------------------------------------

- ----------------------------------------------------------------

- ----------------------------------------------------------------

- ----------------------------------------------------------------

- ----------------------------------------------------------------

- ----------------------------------------------------------------

- ----------------------------------------------------------------

- ----------------------------------------------------------------

- ----------------------------------------------------------------

- ----------------------------------------------------------------

- ----------------------------------------------------------------

- ----------------------------------------------------------------

                                                                      EXHIBIT C


                                BORROWING REQUEST


Canadian Imperial Bank of Commerce, as Agent
425 Lexington Avenue
New York, NY  10017(1)

Attention:  Loan Syndications

         Re:      Credit Agreement, dated as of June 19, 1996

Gentlemen and Ladies:

         This Borrowing Request is delivered to you pursuant to Section 2.3 of the Credit Agreement, dated as of June 19, 1996 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among BOYD GAMING CORPORATION and CALIFORNIA HOTEL AND CASINO, each a Nevada corporation (the "Borrowers"), certain financial institutions, and Canadian Imperial Bank of Commerce, as agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The Borrowers hereby request that a Revolving Loan be made in the aggregate principal amount of $_____________________________ on _______________
, 19__ as a [Eurodollar Rate Loan having an Interest Period of months] [Base Rate Loan].

         The Borrowers request that the Revolving Loan made pursuant to this Borrowing Request be credited to each of them as follows:

         Boyd Gaming Corporation:        $____________

         California Hotel and Casino     $____________

         The Borrowers hereby certify and warrant that on the date the Borrowing requested hereby is made (after giving effect to the making of such Borrowing, but without, if any Default of the type referred to in Section 8.1.5 of the Credit Agreement shall have occurred with respect to any other Indebtedness, giving effect to the application, directly or indirectly, of the proceeds thereof):


- --------
(1) Borrowing Requests for Swing Loans should also be sent to the Swingline Lender.

                  (a) the representations and warranties set forth in Article VI (other than Section 6.7) of the Credit Agreement are true and correct as if then made, except to the extent any representation or warranty relates solely to an earlier date (in which case such representation or warranty shall have been true and correct on and as of such earlier date);

                  (b) no Default has occurred and is continuing or will have occurred and be continuing; and

                  (c) no labor controversy, litigation, arbitration, or governmental investigation or proceeding is pending or, to the knowledge of the Borrowers, threatened against either Borrower or any Subsidiary of either Borrower which if adversely determined may be reasonably expected to have a Material Adverse Effect which was not disclosed by the Borrowers pursuant to Section 6.7 of the Credit Agreement, and no development not so disclosed shall have occurred in any labor controversy, litigation, arbitration, or governmental investigation or proceeding so disclosed, which, in either event, may be reasonably expected to have a Material Adverse Effect.

         The Borrowers agree that if prior to the time of the Borrowing requested hereby any matter certified to herein by them will not be true and correct at such time as if then made, they will immediately so notify the Agent. Except to the extent, if any, that prior to the time of the Borrowing requested hereby the Agent shall receive written notice to the contrary from the Borrowers, each matter certified to herein shall be deemed once again to be certified as true and correct at the date of such borrowing as if then made.

         Please wire transfer the proceeds of the Borrowing to the accounts of the following persons at the financial institutions indicated respectively:

Amount to be            Person to be Paid             Name, Address, etc.
Transferred         Name           Account No.           of Transferee
- -----------         --------------------------        -------------------
$__________         _____________  ___________        ___________________
                                                      ___________________
                                                      Attention:_________

$__________         _____________  ___________        ___________________
                                                      ___________________
                                                      Attention:_________

Balance of          The Borrowers  ___________        ___________________
such proceeds                                         ___________________
                                                      Attention:_________

         The Borrowers have caused this Borrowing Request to be executed and delivered, and the certification and warranties contained herein to be made, by their duly Authorized Officers this ___ day of ____________, 19 .


                                            BOYD GAMING CORPORATION


                                            By_____________________________
                                            Title:


                                            CALIFORNIA HOTEL AND CASINO


                                            By_____________________________
                                            Title:

                                                                      EXHIBIT D


                         CONTINUATION/CONVERSION NOTICE


Canadian Imperial Bank of Commerce, as agent
425 Lexington Avenue
New York, NY  10017

Attention:  Loan Syndications

         Re:      Credit Agreement dated as of June 19, 1996

Gentlemen and Ladies:

         This Continuation/Conversion Notice is delivered to you pursuant to
Section 2.3 of the Credit Agreement, dated as of June 19, 1996 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among BOYD GAMING CORPORATION and CALIFORNIA HOTEL AND CASINO, each a Nevada corporation (the "Borrowers"), certain financial institutions, and Canadian Imperial Bank of Commerce, as the agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         The Borrowers hereby request that on ___________ , 19 __,

                  (1) $____________ of the presently outstanding principal amount of the Revolving Loans [originally made on ____________ , 19__] [continued as such Loans on ____________, 19__] [converted into such Loans on ___________, 19__],

                  (2) and presently being maintained as [Base Rate Loans] [Eurodollar Rate Loans having an Interest Period ending on ____________, 19__],

                  (3) be [converted into] [continued as],

                  (4) [Eurodollar Rate Loans having an Interest Period of _________ months] [Base Rate Loans].

The Borrowers hereby:

                  (a) certify and warrant that no Default has occurred and is continuing; and

                  (b) agree that if prior to the time of such continuation or conversion any matter certified to herein by them will not be true and correct at such time as if then made, they will immediately so notify the Agent.

Except to the extent, if any, that prior to the time of the continuation or conversion requested hereby the Agent shall receive written notice to the contrary from the Borrowers, each matter certified to herein shall be deemed to be certified at the date of such continuation or conversion as if then made.

         The Borrowers have caused this Continuation/Conversion Notice to be executed and delivered, and the certification and warranties contained herein to be made, by its Authorized Officer this ___ day of ____________, 19__ .


                                            BOYD GAMING CORPORATION



                                            By___________________________
                                            Title:


                                            CALIFORNIA HOTEL AND CASINO



                                            By___________________________
                                            Title:

                                                                     EXHIBIT F


                           GENERAL CONTINUING GUARANTY


         THIS GENERAL CONTINUING GUARANTY ("Guaranty"), dated as of June 19, 1996, is executed and delivered by SAM-WILL, INC., a Nevada corporation ("Guarantor"), in favor of Beneficiaries and in light of the following:

         WHEREAS, Borrowers and Beneficiaries are, contemporaneously herewith, entering into the Credit Agreement;

         WHEREAS, in order to induce Beneficiaries to extend financial accommodations to Borrowers pursuant to the Credit Agreement, and in consideration thereof, Guarantor has agreed to guaranty the Guarantied Obligations; and

         WHEREAS, all capitalized terms not otherwise defined herein have the meanings assigned to them in the Credit Agreement.

         NOW, THEREFORE, in consideration of the foregoing, Guarantor hereby agrees, in favor of Beneficiaries, as follows:

         1.       Definitions and Construction.

                  (a) Definitions. The following terms, as used in this Guaranty, shall have the following meanings:

                           "Agent" shall have the meaning ascribed thereto in
                  the Credit Agreement.

                           "Bankruptcy Code" shall mean The Bankruptcy Reform
                  Act of 1978 (11 U.S.C. SectionSection101-1330), as amended or supplemented from time to time, and any successor statute, and any and all rules issued or promulgated in connection therewith.

                           "Beneficiaries" shall mean Agent and Lenders.

                           "Borrowers" shall mean Boyd Gaming Corporation and
                  California Hotel and Casino, each a Nevada corporation.

                           "Collateral" shall mean the property or assets
                  described in Section 16 hereof.

                           "Credit Agreement" shall mean that certain Credit
                  Agreement, dated as of even date herewith, among Borrowers, Agent and Lenders.

                           "Guarantied Obligations" shall mean the due and
                  punctual payment of all Indebtedness owing by Borrowers.

                           "Guarantor" shall have the meaning set forth in the
                  preamble to this Guaranty.

                           "Guaranty" shall have the meaning set forth in the
                  preamble to this document.

                           "Indebtedness" shall mean any and all obligations,
                  indebtedness, or liabilities of any kind or character owed to Beneficiaries by Borrowers and arising directly or indirectly out of or in connection with the Credit Agreement, the Notes, or the other Loan Documents, including all such obligations, indebtedness, or liabilities, whether for principal, interest (including any and all interest which, but for the application of the provisions of the Bankruptcy Code, would have accrued on such amounts), premium, reimbursement obligations, fees, costs, expenses (including attorneys' fees), or indemnity obligations, whether heretofore, now, or hereafter made, incurred, or created, whether voluntarily or involuntarily made, incurred, or created, whether secured or unsecured (and if secured, regardless of the nature or extent of the security), whether absolute or contingent, liquidated or unliquidated, or determined or indeterminate, whether Borrowers are liable individually or jointly with others, and whether recovery is or hereafter becomes barred by any statute of limitations or otherwise becomes unenforceable for any reason whatsoever, including any act or failure to act by Beneficiaries. Without limiting the generality of the foregoing, Indebtedness shall include all Hedging Obligations arising under agreements between any Borrower, the Guarantor or any Affiliate thereof and any Lender or any Affiliate of any Lender.

                           "Lenders" shall have the meaning ascribed thereto in
                  the Credit Agreement.

                           "Loan Documents" shall have the meaning ascribed
                  thereto in the Credit Agreement.

                           "Notes" shall mean each of the promissory notes
                  issued by Borrowers to Lenders pursuant to the Credit
                  Agreement.

                           "Person" shall have the meaning ascribed thereto in
                  the Credit Agreement.

                           "Subsidiary" shall have the meaning ascribed thereto
                  in the Credit Agreement.

                  (b) Construction. Unless the context of this Guaranty clearly requires otherwise, references to the plural include the singular, references to the singular include the plural, the part includes the whole, the term "including" is not limiting, and the term "or" has the inclusive meaning represented by the phrase "and/or." The words "hereof," "herein," "hereby," "hereunder," and other similar terms refer to this Guaranty as a whole and not to any particular provision of this Guaranty. Any reference in this Guaranty to any of the following documents includes any and all alterations, amendments, extensions, modifications, renewals, or supplements thereto or thereof, as applicable: the Loan Documents; the Credit Agreement; this Guaranty; and the Notes. Neither this Guaranty nor any uncertainty or ambiguity herein shall be construed or resolved against Beneficiaries or Guarantor, whether under any rule of construction or otherwise. On the contrary, this Guaranty has been reviewed by Guarantor, Beneficiaries, and their respective counsel, and shall be construed and interpreted according to the ordinary meaning of the words used so as to fairly accomplish the purposes and intentions of Beneficiaries and Guarantor.

         2. Guarantied Obligations. Guarantor hereby irrevocably and unconditionally guaranties to Beneficiaries, as and for its own debt, until final and indefeasible payment thereof has been made, the due and punctual payment of the Guarantied Obligations, in each case when and as the same shall become due and payable, whether at maturity, pursuant to a mandatory prepayment requirement, by acceleration, or otherwise; it being the intent of Guarantor that the guaranty set forth herein shall be a guaranty of payment and not a guaranty of collection; provided, however, that Guarantor shall be liable under this Guaranty for the maximum amount of such liability that can be incurred without rendering this Guaranty, as it relates to Guarantor, voidable under applicable law relating to fraudulent conveyance or fraudulent transfer, and not for any greater amount.

         Guarantor represents and warrants to Beneficiaries that (i) neither this Guaranty nor any collateral security therefor has been given with an intent to hinder, delay or defraud any creditor of the Guarantor; (ii) Guarantor is not engaged, or about to engage, in any business or transaction for which its assets (other than those necessary to satisfy its obligations under this Guaranty or those given as collateral security for such obligations) are unreasonably small in relation to the business or transaction, nor does Guarantor intend to incur, or believe or reasonably should believe that it will incur, debts beyond its ability to pay as they become due; (iii) Guarantor is not insolvent at the time it gives this Guaranty, and the giving of this Guaranty and any collateral security provided in connection herewith will not result in Guarantor's becoming insolvent. Guarantor hereby covenants and agrees that, as long as this Guaranty remains in effect, Guarantor (i) shall incur no indebtedness beyond its ability to repay the same in full in accordance with the terms thereof; and (ii) shall not take any action, or suffer to occur any omission, which could give rise to a claim by any third party to set aside this Guaranty or any collateral given in connection herewith, or in any manner impair Beneficiaries' rights and privileges hereunder or thereunder.

         3. Continuing Guaranty. This Guaranty includes Guarantied Obligations arising under successive transactions continuing, compromising, extending, increasing, modifying, releasing, or renewing the Guarantied Obligations, changing the interest rate, payment terms, or other terms and conditions thereof, or creating new or additional Guarantied Obligations after prior Guarantied Obligations have been satisfied in whole or in part. To the maximum extent permitted by law, Guarantor hereby waives any right to revoke this Guaranty as to future Indebtedness. If such a revocation is effective notwithstanding the foregoing waiver, Guarantor acknowledges and agrees that (a) no such revocation shall be effective until written notice thereof has been received by Beneficiaries, (b) no such revocation shall apply to any Guarantied Obligations in existence on such date (including any subsequent continuation, extension, or renewal thereof, or change in the interest rate, payment terms, or other terms and conditions thereof), (c) no such revocation shall apply to any Guarantied Obligations made or created after such date to the extent made or created pursuant to a legally binding commitment of Beneficiaries in existence on the date of such revocation, (d) no payment by Guarantor, Borrowers, or from any other source, prior to the date of such revocation, shall reduce the maximum obligation of Guarantor hereunder, and (e) any payment by Borrowers or from any source other than Guarantor subsequent to the date of such revocation shall first be applied to that portion of the Guarantied Obligations as to which the revocation is effective and which are not, therefore, guarantied hereunder, and to the extent so applied shall not reduce the maximum obligations of Guarantor hereunder.

         4. Performance under this Guaranty. In the event that either Borrower fails to make any payment of any Guarantied Obligations on or before the due date thereof, Guarantor immediately shall cause such payment to be made.

         5. Primary Obligations. This Guaranty is a primary and original obligation of Guarantor, is not merely the creation of a surety relationship, and is an absolute, unconditional, and continuing guaranty of payment and performance which shall remain in full force and effect without respect to future changes in conditions, including any change of law or any invalidity or irregularity with respect to the issuance of the Notes. Guarantor agrees that it is directly, jointly and severally with any other guarantor of the Guarantied Obligations, liable to Beneficiaries, that the obligations of Guarantor hereunder are independent of the obligations of Borrowers or any other Guarantor, and that a separate action may be brought against Guarantor, whether such action is brought against Borrowers or other guarantor or whether Borrowers or any such other guarantor is joined in such action. Guarantor agrees that its liability hereunder shall be immediate and shall not be contingent upon the exercise or enforcement by Beneficiaries of whatever remedies they may have against Borrowers or any other guarantor, or the enforcement of any lien or realization upon any security Beneficiaries may at any time possess. Guarantor agrees that any release which may be given by Beneficiaries to Borrowers or any other guarantor shall not release Guarantor. Guarantor consents and agrees that Beneficiaries shall be under no obligation to marshal any property or assets of Borrowers or any other guarantor in favor of Guarantor, or against or in payment of any or all of the Guarantied Obligations.

         6. Waivers.

                  (a) Guarantor hereby waives: (i) notice of acceptance hereof;
         (ii) notice of any loans or other financial accommodations made or extended under the Credit Agreement, or the creation or existence of any Guarantied Obligations; (iii) notice of the amount of the Guarantied Obligations, subject, however, to Guarantor's right to make inquiry of Administrative Agent to ascertain the amount of the Guarantied Obligations at any reasonable time; (iv) notice of any adverse change in the financial condition of Borrowers or of any other fact that might increase Guarantor's risk hereunder; (v) notice of presentment for payment, demand, protest, and notice thereof as to the Notes or any other instrument; (vi) notice of any Default or Event of Default under the Credit Agreement; and (vii) all other notices (except if such notice is specifically required to be given to Guarantor under this Guaranty or any other Loan Document to which Guarantor is party) and demands to which Guarantor might otherwise be entitled.

                  (b) To the fullest extent permitted by applicable law, Guarantor waives the right by statute or otherwise to require Beneficiaries to institute suit against Borrowers or to exhaust any rights and remedies which Beneficiaries have or may have against Borrowers. In this regard, Guarantor agrees that it is bound to the payment of each and all

         Guarantied Obligations, whether now existing or hereafter accruing, as fully as if such Guarantied Obligations were directly owing to Beneficiaries by Guarantor. Guarantor further waives any defense arising by reason of any disability or other defense (other than the defense that the Guarantied Obligations shall have been fully and finally performed and indefeasibly paid) of Borrowers or by reason of the cessation from any cause whatsoever of the liability of Borrowers in respect thereof.

                  (c) To the maximum extent permitted by law, Guarantor hereby waives: (i) any rights to assert against Beneficiaries any defense (legal or equitable), set-off, counterclaim, or claim which Guarantor may now or at any time hereafter have against Borrowers or any other party liable to Beneficiaries; (ii) any defense, set-off, counterclaim, or claim, of any kind or nature, arising directly or indirectly from the present or future lack of perfection, sufficiency, validity, or enforceability of the Guarantied Obligations or any security therefor;
         (iii) any defense arising by reason of any claim or defense based upon an election of remedies by Beneficiaries; (iv) the benefit of any statute of limitations affecting Guarantor's liability hereunder or the enforcement thereof, and any act which shall defer or delay the operation of any statute of limitations applicable to the Guarantied Obligations shall similarly operate to defer or delay the operation of such statute of limitations applicable to Guarantor's liability hereunder; and (v) to the fullest extent permitted by law, any defense or benefit that may be derived from or afforded by law which limits the liability of or exonerates guaranties or sureties or requires Beneficiaries to exhaust remedies against the Borrowers prior to commencing any action or foreclosure against Guarantor or its properties including, without limitation, the benefits of Nevada Revised Statutes Sections 40.430 - 40.459, 40.475 and 40.485 as and to the fullest extent permitted by Nevada Revised Statutes Section 40.495
         (1989).

                  (d) Guarantor agrees that if all or a portion of the Indebtedness or this Guaranty is at any time secured by a deed of trust or mortgage covering interests in real property, Beneficiaries, in their sole discretion, without notice or demand and without affecting the liability of Guarantor under this Guaranty, may foreclose pursuant to the terms of the Credit Agreement or otherwise the deed of trust or mortgage and the interests in real property secured thereby by non-judicial sale. Guarantor understands that the exercise by Beneficiaries of certain rights and remedies contained in the Credit Agreement and any such deed of trust or mortgage may affect or eliminate Guarantor's right of subrogation against Borrowers and that Guarantor may therefore incur a partially or totally non-reimbursable liability hereunder. Nevertheless, Guarantor hereby authorizes and empowers Beneficiaries to exercise, in their sole discretion, any rights and remedies, or any combination thereof, which may then be available, since it is the intent and purpose of Guarantor that the obligations hereunder shall be absolute, independent and unconditional under any and all circumstances. Notwithstanding any foreclosure of the lien of any deed of trust or security agreement with respect to any or all of any real or personal property secured thereby, whether by the exercise of the power of sale contained therein, by an action for judicial foreclosure or by an acceptance of a deed in lieu of foreclosure, Guarantor shall remain bound under this Guaranty including its obligation to pay any deficiency following a non-judicial foreclosure.

                  (e) (1) Notwithstanding anything to the contrary elsewhere contained herein or in any other Loan Document, Guarantor hereby waives with respect to each Borrower and its respective successors and assigns (including any surety) and any other party any and all rights at Law or in equity, to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker and which Guarantor may have or hereafter acquire against any Borrower or any other party in connection with or as a result of any Borrower's execution, delivery and/or performance of the Credit Agreement or any other Loan Document. Guarantor agrees that it shall not have or assert any such rights against any Borrower or any Borrower's successors and assigns or any other Person (including any surety), either directly or as an attempted setoff to any action commenced against Guarantor by any Borrower (as borrower or in any other capacity) or any other Person. Guarantor hereby acknowledges and agrees that this waiver is intended to benefit the Agent and the Lenders and shall not limit or otherwise affect any of the Borrowers' liability hereunder, under any other Loan Document to which any Borrower is a party, or the enforceability hereof or thereof.

                      (2) To the extent any waiver of subrogation contained in subparagraph (e)(1) is unenforceable, Guarantor shall, until the Guaranteed Obligations shall have been paid in full and the Commitments shall have terminated and all Letters of Credit shall have expired or been terminated or cancelled, withhold exercise of (a) any claim, right or remedy, direct or indirect, that Guarantor now has or may hereafter have against any Borrower or any of its assets in connection with this Guaranty or the performance by Guarantor of its obligations hereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement or indemnification that Guarantor now has or may hereafter have against any Borrower, (ii) any right to enforce, or to participate in, any claim, right or remedy that the Agent or any Lender now has or may hereafter have against any Borrower, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by the Agent or any Lender, and (b) any right of contribution Guarantor may have against any other guarantor of any of the Guaranteed Obligations (including without limitation any such right of contribution). Guarantor further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification Guarantor may have against any Borrower or against any collateral or security, and any rights of contribution Guarantor may have against any such other guarantor, shall be junior and subordinate to any rights the Agent or Lenders may have against any Borrower, to all right, title and interest the Agent or Lenders may have in any such collateral or security, and to any right the Agent or Lenders may have against such other guarantor. The Agent, on behalf of Lenders, may use, sell or dispose of any item of collateral or security as it sees fit without regard to any subrogation rights Guarantor may have, and upon any such disposition or sale any rights of subrogation Guarantor may have shall terminate. If any amount shall be paid to Guarantor on account of any such subrogation, reimbursement or indemnification rights at any time when all Guaranteed Obligations shall not have been paid in full, such amount shall be held in trust for the Agent on behalf of Lenders and shall forthwith be paid over to the Agent for the benefit of Lenders to be credited and applied against the Guaranteed Obligations, whether matured or unmatured, in accordance with the Credit Agreement.

         7. Releases. Guarantor consents and agrees that, without notice to or by Guarantor and without affecting or impairing the obligations of Guarantor hereunder, Beneficiaries may, by action or inaction, compromise or settle, extend the period of duration or the time for the payment, or discharge the performance of, or may refuse to, or otherwise not enforce, or may, by action or inaction, release all or any one or more parties to, any one or more of the Credit Agreement, the Notes, or any of the other Loan Documents or may grant other indulgences to Borrowers in respect thereof, or may amend or modify in any manner and at any time (or from time to time) any one or more of the Credit Agreement, the Notes, or any of the other Loan Documents, or may, by action or inaction, release or substitute any other guarantor, if any, of the Guarantied Obligations, or may enforce, exchange, release, or waive, by action or inaction, any security for the Guarantied Obligations (including the Collateral) or any other guaranty of the Guarantied Obligations, or any portion thereof.

         8. No Election. Beneficiaries shall have the right to seek recourse against Guarantor to the fullest extent provided for herein and no election by Beneficiaries to proceed in one form of action or proceeding, or against any party, or on any obligation, shall constitute a waiver of Beneficiaries' right to proceed in any other form of action or proceeding or against other parties unless Beneficiaries have expressly waived such right in writing. Specifically, but without limiting the generality of the foregoing, no action or proceeding by Beneficiaries under any document or instrument evidencing the Guarantied Obligations shall serve to diminish the liability of Guarantor under this Guaranty except to the extent that Beneficiaries finally and unconditionally shall have realized indefeasible payment by such action or proceeding.

         9. Indefeasible Payment. The Guarantied Obligations shall not be considered indefeasibly paid for purposes of this Guaranty unless and until all payments to Beneficiaries are no longer subject to any right on the part of any person whomsoever, including Borrowers, either Borrower as a debtor in possession, or any trustee (whether appointed under the Bankruptcy Code or otherwise) of either Borrower's assets to invalidate or set aside such payments or to seek to recoup the amount of such payments or any portion thereof, or to declare same to be fraudulent or preferential. In the event that, for any reason, all or any portion of such payments to Beneficiaries is set aside or restored, whether voluntarily or involuntarily, after the making thereof, the obligation or part thereof intended to be satisfied thereby shall be revived and continued in full force and effect as if said payment or payments had not been made and Guarantor shall be liable for the full amount Beneficiaries are required to repay plus any and all costs and expenses (including attorneys' fees) paid by Beneficiaries in connection therewith.

         10. Financial Condition of Borrowers. Guarantor represents and warrants to Beneficiaries that it is currently informed of the financial condition of Borrowers and of all other circumstances which a diligent inquiry would reveal and which bear upon the risk of nonpayment of the Guarantied Obligations. Guarantor further represents and warrants to Beneficiaries that it has read and understands the terms and conditions of the Credit Agreement, the Notes, and the other Loan Documents. Guarantor hereby covenants that it will continue to keep itself informed of Borrowers' financial condition, the financial condition of other guarantors, if any, and of all other circumstances which bear upon the risk of nonpayment or nonperformance of the Guarantied Obligations.

         11. Subordination. Guarantor hereby agrees that any and all present and future indebtedness of Borrowers owing to Guarantor is postponed in favor of and subordinated to payment in full of the Guarantied Obligations. Guarantor agrees that amounts paid over to Beneficiaries pursuant to the subordination provisions of this Section 11 shall be separate and apart from, and shall not be credited to, the liability of Guarantor pursuant to Section 2.

         12. Payments; Application. All payment to be made hereunder by Guarantor shall be made in lawful money of the United States of America at the time of payment, shall be made in immediately available funds, and shall be made without deduction (whether for taxes or otherwise) or offset. All payments made by Guarantor hereunder shall be applied as follows: first, to all reasonable costs and expenses (including attorneys' fees) incurred by Beneficiaries in enforcing this Guaranty or in collecting the Guarantied Obligations; second, to all accrued and unpaid interest, premium, if any, and fees owing to Beneficiaries constituting Guarantied Obligations; and third, to the balance of the Guarantied Obligations.

         13. Attorneys' Fees and Costs. Guarantor agrees to pay, on demand, all reasonable attorneys' fees and all other reasonable costs and expenses which may be incurred by Beneficiaries in the enforcement of this Guaranty or in any way arising out of, or consequential to the protection, assertion, or enforcement of the Guarantied Obligations (or any security therefor), irrespective of whether suit is brought.

         14. Notices. All notices and other communications provided to any party hereto under this Guaranty shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage prepaid, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

         If to Guarantor:          Sam-Will, Inc.
                                   c/o California Hotel and Casino
                                   2950 South Industrial Road

                                   Las Vegas, Nevada  89109

                                   Attn: Chief Financial Officer

                                   Telefacsimile number: (702) 732-6220

         With a copy to:           Morrison & Foerster
                                   5200 Republic Plaza
                                   370 17th Street
                                   Denver Colorado, 80202-5638

                                   Attn:  Carla H. Donelson, Esq.

                                   Telefacsimile number: (303) 592-1510

         If to Beneficiaries:      Canadian Imperial Bank of Commerce,
                                   as Agent
                                   425 Lexington Avenue
                                   New York, New York 10017

                                   Attn: Syndications

                                   Telefacsimile number: (212) 856-3763


         With a copy to:           Mayer, Brown & Platt
                                   350 South Grand Avenue
                                   Suite 2500
                                   Los Angeles, California  90071

                                   Attn: Brian E. Newhouse, Esq.

                                   Telefacsimile number: (213) 625-0248

         15. Cumulative Remedies. No remedy under this Guaranty, under the Credit Agreement, the Notes, or any Loan Document is intended to be exclusive of any other remedy, but each and every remedy shall be cumulative and in addition to any and every other remedy given under this Guaranty, under the Credit Agreement, the Notes, or any other Loan Document, and those provided by law. No delay or omission by Beneficiaries to exercise any right under this Guaranty shall impair any such right nor be construed to be a waiver thereof. No failure on the part of Beneficiaries to exercise, and no delay in exercising, any right under this Guaranty shall operate as a waiver thereof; nor shall any single or partial exercise of any right under this Guaranty preclude any other or further exercise thereof or the exercise of any other right.

         16. Collateral. The obligations of Guarantor under this Guaranty are secured as provided for in the Security Agreement and that certain Deed of Trust, each executed by the Guarantor in favor of the Collateral Agent, and each dated as of even date herewith.

         17. Severability of Provisions. Any provision of this Guaranty which is prohibited or unenforceable under applicable law, shall be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof.

         18. Entire Agreement; Amendments. This Guaranty constitutes the entire agreement between Guarantor and Beneficiaries pertaining to the subject matter contained herein. This Guaranty may not be altered, amended, or modified, nor may any provision hereof be waived or noncompliance therewith consented to, except by means of a writing executed by Guarantor and Beneficiaries. Any such alteration, amendment, modification, waiver, or consent shall be effective only to the extent specified therein and for the specific purpose for which given. No course of dealing and no delay or waiver of any right or default under this Guaranty shall be deemed a waiver of any other, similar or dissimilar, right or default or otherwise prejudice the rights and remedies hereunder.

         19. Successors and Assigns. This Guaranty shall be binding upon Guarantor and its successors and assigns and shall inure to the benefit of the successors and assigns of Beneficiaries; provided, however, Guarantor shall not assign this Guaranty or delegate any of its duties hereunder without Beneficiaries' prior written consent and any unconsented to assignment shall be absolutely void. In the event of any assignment or other transfer of rights by Beneficiaries, the rights and benefits herein conferred upon Beneficiaries shall automatically extend to and be vested in such assignee or other transferee.

         20. Choice of Law and Venue; Service of Process. THE VALIDITY OF THIS GUARANTY, ITS CONSTRUCTION, INTERPRETATION, AND ENFORCEMENT, AND THE RIGHTS OF GUARANTOR AND BENEFICIARIES, SHALL BE DETERMINED UNDER, GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH THE INTERNAL LAWS OF THE STATE OF NEVADA, WITHOUT REGARD TO PRINCIPLES OF CONFLICTS OF LAW. ALL JUDICIAL PROCEEDINGS BROUGHT AGAINST GUARANTOR WITH RESPECT TO THIS GUARANTY MAY BE BROUGHT IN ANY STATE OR FEDERAL COURT OF COMPETENT JURISDICTION IN THE STATE OF NEVADA, AND BY EXECUTION AND DELIVERY OF THIS GUARANTY, GUARANTOR ACCEPTS, FOR ITSELF AND IN CONNECTION WITH ITS ASSETS, GENERALLY AND UNCONDITIONALLY, THE NONEXCLUSIVE JURISDICTION OF THE AFORESAID COURTS, AND IRREVOCABLY AGREES TO BE BOUND BY ANY FINAL JUDGMENT RENDERED THEREBY IN CONNECTION WITH THIS GUARANTY FROM WHICH NO APPEAL HAS BEEN TAKEN OR IS AVAILABLE.

         21. Waiver of Jury Trial. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY EXPRESSLY WAIVES ANY RIGHT TO TRIAL BY JURY OF ANY ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDING ARISING UNDER OR WITH RESPECT TO THIS GUARANTY, OR IN ANY WAY CONNECTED WITH, RELATED TO, OR INCIDENTAL TO THE DEALINGS OF GUARANTOR AND BENEFICIARIES WITH RESPECT TO THIS GUARANTY, OR THE TRANSACTIONS RELATED HERETO, IN EACH CASE WHETHER NOW EXISTING OR HEREAFTER ARISING, AND IRRESPECTIVE OF WHETHER SOUNDING IN CONTRACT, TORT, OR OTHERWISE. TO THE MAXIMUM EXTENT PERMITTED BY LAW, GUARANTOR HEREBY AGREES THAT ANY SUCH ACTION, CAUSE OF ACTION, CLAIM, DEMAND, OR PROCEEDINGS SHALL BE DECIDED BY A COURT TRIAL WITHOUT A JURY AND THAT BENEFICIARIES MAY FILE AN ORIGINAL COUNTERPART OF THIS SECTION WITH ANY COURT OR OTHER TRIBUNAL AS WRITTEN EVIDENCE OF THE CONSENT OF GUARANTOR TO THE WAIVER OF ITS RIGHT TO TRIAL BY JURY.

         IN WITNESS WHEREOF, the undersigned has executed and delivered this Guaranty as of the day and year first written above.

                                       SAM-WILL, INC., a Nevada corporation


                                       By______________________________________
                                       Title:__________________________________

                                                                      EXHIBIT G

                          HAZARDOUS MATERIALS INDEMNITY


         THIS HAZARDOUS MATERIALS INDEMNITY (the "Indemnity") is executed as of June 19, 1996, by CALIFORNIA HOTEL AND CASINO, a Nevada corporation ("CH&C"), SAM-WILL, INC., a Nevada corporation, MARE-BEAR INC., a Nevada corporation, BOYD TUNICA, INC., a Mississippi corporation and BOYD KANSAS CITY, INC., a Missouri corporation (collectively, the "Indemnitors"), in favor of Canadian Imperial Bank of Commerce (the "Agent"), as agent for the commercial lending institutions listed on Schedule 1 hereto (herein collectively, with their successors and assigns, the "Lenders"); herein the Agent and the Lenders are collectively referred to as the "Indemnified Parties"), with reference to the following facts:

         A. CH&C and Boyd Gaming Corporation, a Nevada corporation (together with CH&C, the "Borrowers"), the Lenders and the Agent are concurrently herewith entering into a Credit Agreement (as it may be amended, modified or supplemented from time to time, the "Credit Agreement").

         B. Pursuant to the terms of those certain General Continuing Guarantees dated concurrently herewith (the "Guarantees"), the Guarantors are guarantying the obligations of the Borrowers under the Credit Agreement.

         C. The Loans, the Letters of Credit, and the Guarantees and the Hedging Obligations owing to any of the Lenders are to be secured by, among other things, all of the respective right, title and interest of the Indemnitors in the real property underlying (i) Sam's Town Hotel, Gambling Hall and Bowling Center in Las Vegas, Nevada, (ii) the California Hotel and Casino in Las Vegas, Nevada, (iii) the Stardust Hotel and Casino in Las Vegas, Nevada, (iv) the Fremont Hotel and Casino in Las Vegas, Nevada, (v) Sam's Town Hotel and Gambling Hall in Tunica, Mississippi and (vi) Sam's Town Kansas City in Kansas City, Missouri, and all fixtures, personal property and other improvements now existing or to be constructed on any of such properties (collectively, the "Casinos"), with respect to which the Indemnitors have executed certain Deeds of Trust that have been recorded in the official records of Clark County, Nevada, Tunica County, Mississippi and Clay County, Missouri.

         In order to induce the Lenders to make the Loans and to issue the Letters of Credit, and with the full intention and understanding that the Indemnified Parties will rely hereon, the Indemnitors represent, warrant, covenant and agree as follows:

         1. Definitions. Capitalized terms used and not otherwise defined herein shall have the meanings specified in the Credit Agreement.

         2. Representations and Warranties. Without limiting the generality of any of the representations and warranties of any or all of the Indemnitors contained in any other Loan Document, the Indemnitors individually and collectively represent and warrant to the Agent and the Lenders, after reasonable investigations and inquiry, that as of the date hereof and continuing hereafter, and except as disclosed in the [Level I Environmental Site Assessments prepared in [1996] for Boyd Gaming Corporation by Kleinfelder, Inc. (numbered _____________________, and dated _______________), the Casinos and each portion thereof (i) are not and have not been a site for the use, generation, manufacture, storage, release, transportation or disposal of any oil or petrochemical products, PCBs, asbestos, asbestos containing materials, urea formaldehyde, salts, flammable explosives, radioactive materials, hazardous wastes, or any toxic, mutagenic or pathogenic substances or related materials, including, without limitation, any substances defined as or included in the definition of "hazardous substances," "hazardous wastes," "hazardous materials," or "toxic substances" under any applicable federal, state or local laws, ordinances, regulations, orders or directives (collectively, "Hazardous Materials"), except in the ordinary course of Indemnitors' business, and only in amounts that are properly contained, labeled and stored; and (ii) are presently in compliance with all federal, state or local laws, ordinances, regulations, orders and directives pertaining to Hazardous Materials or generally dealing with the public health and safety and the protection of the environment (collectively, "Environmental Laws"), including, without limitation, those relating to air, soil and groundwater conditions.

         3. Indemnity. The Indemnitors hereby agree to indemnify, hold harmless and defend (by counsel reasonably satisfactory to the Agent) the Indemnified Parties, their respective directors, officers, employees, agents, successors and assigns from and against any and all claims, losses, damages, liabilities, fines, penalties, charges, administrative and judicial proceedings and orders, judgments, remedial action requirements, enforcement actions of any kind, and all costs and expenses incurred in connection therewith (including but not limited to attorneys' and/or paralegals' fees and expenses), arising directly or indirectly, in whole or in part, out of (i) the presence on or under all or any portion of the Casinos of any Hazardous Materials, or any releases or discharges of any Hazardous Materials on, under or from any portion of the Casinos, or (ii) any activity carried on or undertaken on or off any portion of the Casinos, whether prior to or while any of the Loans or

Letters of Credit are outstanding, and whether by the Indemnitors or any of their Affiliates, or any of their predecessors in title or in interest, or any employees, agents, contractors or subcontractors of the Indemnitors or any of their Affiliates, or any of their predecessors in title or in interest, or any third persons at any time occupying or present on the Casinos or any portion thereof, in connection with the handling, treatment, removal, storage, decontamination, clean-up, transport or disposal of any Hazardous Materials at any time, or (iii) any remedial actions undertaken by the Indemnified Parties in connection with items (i) or (ii), above which do not constitute gross negligence or willful misconduct by the Indemnified Parties. The foregoing indemnity shall further apply to any residual contamination on or under the Casinos, or affecting any natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Materials at or from the Casinos, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable laws, regulations, codes and ordinances. The Indemnitors hereby acknowledge and agree that the obligations of the Indemnitors under this Indemnity shall be joint, several and unlimited obligations of the Indemnitors, and that the Lenders would not make the Loans or issue the Letters of Credit in the absence of such joint, several and unlimited liability so undertaken. It is expressly understood and agreed that the Indemnity provided for herein shall survive: (i) the repayment of the Loans and the release of or reconveyance of the Deeds of Trust; or (ii) the acquisition of title to any of the Casinos by the Agent, or any successor in interest to the Agent, or any nominee or designee of it, by foreclosure under or transfer in lieu of foreclosure of the Deeds of Trust, whether or not the same is otherwise in satisfaction of the Borrowers' or the Guarantors' obligations in connection with the Loans. Subject to clause (iii) above, the foregoing indemnity shall not apply to the extent that the presence, use, release, discharge or other activity involving Hazardous Materials was caused directly by the Indemnified Parties.

         4. Miscellaneous:

                  a. Following reasonable notice in all cases other than emergencies (for which not notice shall be required) the Indemnitors shall arrange for and provide to the Indemnified Parties reasonable access to the Casinos for the purpose of determining compliance with each of the Indemnitors' representations and warranties concerning Hazardous Materials and Environmental Laws made in connection with this Indemnity or any other Loan Document.

                  b. This Indemnity shall be governed by and construed in accordance with the laws of the State of Nevada, except to the extent preempted by Federal Law.

                  c. The obligations and promises set forth herein shall be joint, several and unlimited undertakings of each of the parties executing this Indemnity and Indemnitor, and the Agent may proceed hereunder against any one or more of said parties without waiving its right to proceed against any of the others.

                  d. Each Indemnitor irrevocably agrees that any legal action or proceeding with respect to this Indemnity may be brought in a court of competent jurisdiction of the State of Nevada or of the United States of America, as the Agent may elect, and by execution and delivery of this Indemnity such Indemnitor hereby irrevocably submits to each such jurisdiction; and agrees that final judgment against such Indemnitor in any such action or proceeding shall be conclusive and may be enforced in any jurisdiction within the United States including, without limitation, the State of Nevada, by suit on the judgment, a certified copy of which shall be conclusive evidence of the fact and of the amount of the indebtedness owed.

                  e. This Indemnity may be executed in one or more counterparts and each such counterpart shall have the same force and effect as a fully executed Indemnity.

                  f. If any term or provision of this Indemnity is determined to be invalid or unenforceable, the remaining terms and provisions shall be binding and enforceable to the maximum extent permitted by law.

                                     "Indemnitors"

                                     California Hotel and Casino,
                                     a Nevada corporation



                                     By____________________________
                                     Its Senior Vice President


                                     Sam-Will, Inc.,
                                     a Nevada corporation



                                     By____________________________
                                     Its Senior Vice President


                                     Mare-Bear, Inc.,
                                     a Nevada corporation



                                     By____________________________
                                     Its Senior Vice President



                                     Boyd Tunica, Inc., a
                                     Mississippi corporation


                                     By____________________________
                                     Its Senior Vice President


                                     Boyd Kansas City, Inc., a
                                     Missouri corporation


                                     By____________________________
                                     Its Senior Vice President

                                                                     SCHEDULE I
                                                                             TO
                                                  HAZARDOUS MATERIALS INDEMNITY


                                     LENDERS

1.       CIBC Inc.

2.       Bank of America NT&SA

3.       Wells Fargo Bank, National Association

4.       Bankers Trust Company

5.       Credit Lyonnais Los Angeles Branch

6.       Societe Generale

7.       ABN AMRO Bank N.V., San Francisco International Branch

8.       The Mitsubishi Trust & Banking Corporation

9.       The Sanwa Bank, Limited

10.      Commerzbank AG, LOS ANGELES BRANCH

11.      First Security Bank of Utah, N.A.

12.      The Sumitomo Bank, Ltd.

13.      The First National Bank of Boston

14.      Bank of Hawaii

15.      The Bank of New York

16.      Banque Nationale De Paris

17.      The Industrial Bank of Japan, Limited, Los Angeles Agency

18.      NBD Bank

19.      The Nippon Credit Bank, Ltd., Los Angeles Agency

20.      U.S. Bank of Nevada

21.      Whitney National Bank

22.      Bank of America Nevada

23.      Deposit Guaranty National Bank

24.      First Hawaiian Bank

25.      GiroCredit Bank, Ag Der Sparkassen, Grand Cayman
         Islands Branch

26.      Imperial Bank

27.      Trustmark National Bank

                                                                      EXHIBIT H


                           LENDER ASSIGNMENT AGREEMENT


To:        BOYD GAMING CORPORATION
           CALIFORNIA HOTEL AND CASINO
           2950 South Industrial Road
           Las Vegas, Nevada 89109

To:        Canadian Imperial Bank of Commerce,
           as the Agent
           425 Lexington Avenue
           New York, New York 10017


Re:  BOYD GAMING CORPORATION / CALIFORNIA HOTEL AND CASINO

Gentlemen and Ladies:

         We refer to Section 10.11.1 of the Credit Agreement, dated as of June 19, 1996 (together with all amendments and other modifications, if any, from time to time thereafter made thereto, the "Credit Agreement"), among Boyd Gaming Corporation and California Hotel and Casino, each a Nevada corporation (the "Borrowers"), the various financial institutions (the "Lenders") as are, or shall from time to time become, parties thereto, and Canadian Imperial Bank of Commerce, as agent for the Lenders. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         This agreement is delivered to you pursuant to Section 10.11.1 of the Credit Agreement and also constitutes notice to each of you, pursuant to Section
10.11.1 of the Credit Agreement, of the assignment and delegation to (the "Assignee") of % of the Loans and Commitments of (the "Assignor") outstanding under the Credit Agreement on the date hereof. After giving effect to the foregoing assignment and delegation, the Assignor's and the Assignee's Revolving Percentages and Revolving Loan Commitment Amounts for the purposes of the Credit Agreement are set forth opposite such Person's name on the signature pages hereof.

         [Add paragraph dealing with accrued interest and fees with respect to Loans assigned.]

         The Assignee hereby acknowledges and confirms that it has received a copy of the Credit Agreement and the exhibits related thereto, together with copies of the documents which were required to be delivered under the Credit Agreement as a condition to the making of the Loans thereunder. The Assignee further confirms and agrees that in becoming a Lender and in making its Commitments and Loans under the Credit Agreement, such actions have and will be made without recourse to, or representation or warranty by Agent or Assignor, including any representation or warranty relating to the legality, validity, genuineness, enforceability, collectability, interest rate, repayment schedule or accrual status of the assigned loans or the assigned commitments, the legality, validity, genuineness or enforceability of the Credit Agreement, the related Notes, or any other Loan Document referred to in or delivered pursuant to the Credit Agreement, or financial condition or creditworthiness of the Borrowers. The Assignee acknowledges that it has made its own independent investigation and credit evaluation of the Borrowers in connection with its purchase of the assigned loans and the assigned commitments.

         Except as otherwise provided in the Credit Agreement, effective as of the date of acceptance hereof by the Agent

                  (a) the Assignee

                           (i) shall be deemed automatically to have become a
                  party to the Credit Agreement, have all the rights and obligations of a "Lender" under the Credit Agreement and the other Loan Documents as if it were an original signatory thereto to the extent specified in the second paragraph hereof; and

                           (ii) agrees to be bound by the terms and conditions
                  set forth in the Credit Agreement and the other Loan Documents as if it were an original signatory thereto; and

                  (b) the Assignor shall be released from its obligations under the Credit Agreement and the other Loan Documents to the extent specified in the second paragraph hereof.


         The Assignor and the Assignee hereby agree that the [Assignor] [Assignee] will pay to the Administrative Agent the processing fee referred to in Section 10.11.1 of the Credit Agreement upon the delivery hereof.

         The Assignee hereby advises each of you of the following administrative details with respect to the assigned Loans and Commitments and requests the Agent to acknowledge receipt of this document:

                  (A) Address for Notices:

                           Institution Name:

                           Attention:

                           Domestic Office:

                           Telephone:

                           Facsimile:

                           Eurodollar Office:

                           Telephone:

                           Facsimile:

                  (B)      Payment Instructions:


         This Agreement may be executed by the Assignor and Assignee in separate counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.


Adjusted Revolving Loan                     [ASSIGNOR]
 Commitment Amount: $___________
Adjusted Revolving
 Percentage: ____%

                                            By:______________________
                                            Title:





Revolving Loan Commitment                   [ASSIGNEE]
 Amount:  $________________
Revolving Percentage: ____%

                                            By:_________________________
                                            Title:

Accepted and Acknowledged this
___ day of ________, 19__

Canadian Imperial Bank of Commerce,
as Agent

By:___________________________
   Title:_____________________

Accepted and Acknowledged this
    day of           , 19

BOYD GAMING CORPORATION

By:___________________________
   Title:_____________________


CALIFORNIA HOTEL AND CASINO

By:___________________________
   Title:_____________________

                                                                      EXHIBIT I


Recording Requested By
And When Recorded Mail To:

Mayer, Brown & Platt
350 South Grand Avenue
Suite 2500
Los Angeles, California 90071

ATTN:             Brian Newhouse


               ASSIGNMENT OF WARRANTIES, PERSONAL PROPERTY LEASES,
             MANAGEMENT AND SERVICE CONTRACTS, PERMITS AND APPROVALS
                             AND INSURANCE PROCEEDS

         THIS ASSIGNMENT OF WARRANTIES, PERSONAL PROPERTY LEASES, MANAGEMENT AND SERVICE CONTRACTS, PERMITS AND APPROVALS AND INSURANCE PROCEEDS is made as of June 19, 1996, by and among MARE-BEAR, INC., a corporation duly organized and validly existing under the laws of the State of Nevada and having its offices at 2950 South Industrial Road, Las Vegas, Nevada 89109 (herein, together with its successors and assigns, called the "Owner"), and CANADIAN IMPERIAL BANK OF COMMERCE (the "Collateral Agent"), as collateral agent for the commercial lending institutions listed on Schedule 1 hereto, (the Collateral Agent and the Lenders, are sometimes collectively called the "Beneficiaries").

         Boyd Gaming Corporation and California Hotel and Casino, each a corporation duly organized and validly existing under the laws of the State of Nevada (herein, together with their respective successors and assigns, collectively called "Borrower"), the Lenders and the Collateral Agent are parties to that certain Credit Agreement dated as of June 19, 1996 (such Credit Agreement, as it may be amended, modified or supplemented, from time to time, being herein called the "Credit Agreement"). Capitalized terms used herein and not otherwise defined herein shall have the meanings assigned to such terms in the Credit Agreement.

                        COVENANTS AND AGREEMENTS OF OWNER

         1. FOR VALUE RECEIVED, Owner hereby assigns, sells, transfers and sets over and grants to Collateral Agent for the benefit of the Beneficiaries, a security interest in, all of Owner's right, title and interest in, to and under the following, to the extent assignable by Laws:


                                                    [Stardust Hotel and Casino]

                  (a) All warranties and guarantees (the "Warranties and Guarantees"), whether now existing or hereafter arising, relating to that certain hotel/casino and all other improvements (all such improvements, collectively, the "Hotel/Casino") now or hereafter located on that certain real property more particularly described in Exhibit A attached hereto (the "Property");

                  (b) All leases, whether now existing or hereafter arising (collectively, the "Personal Property Leases"), of any furniture, fixtures, equipment, signs and other tangible personal property under which Owner is the lessee and which personal property is installed in, affixed to, placed upon, or used or useful in connection with the Property or the operation of the Hotel/Casino and all replacements thereof, additions thereto and substitutions therefor (but only to the extent permitted by (i) applicable gaming laws and (ii) the terms of such leases) (collectively, the "Personal Property Leases");

                  (c) All property management, maintenance, repair or other service contracts or leasing agreements relating to the Property and the personal property described in clause (b) above, whether now existing or hereafter arising (collectively, the "Contracts");

                  (d) All licenses and governmental approvals and permits of any nature now or hereafter relating to the Property or the Hotel/Casino (excluding any gaming, liquor and other licenses, approvals and permits which pursuant to applicable Laws may not be assigned or encumbered) (collectively, the "Permits");

                  (e) Except as otherwise provided in the Deed of Trust, all proceeds (collectively, the "Insurance Proceeds") of all insurance policies relating to the Hotel/Casino or the Property, including, without limitation, fire and hazard insurance, comprehensive general liability insurance and all insurance required under Sections 5.1.11 and 7.1.4 of the Credit Agreement among Borrower and the Beneficiaries (collectively, the "Insurance Policies"); and

                  (f) All additions to, substitutions for and replacements of the Warranties and Guarantees, Personal Property Leases, Contracts, Permits and Insurance Proceeds, and all proceeds thereof. (For purposes of this Agreement, the term "proceeds" includes whatever is received or receivable if any of the foregoing is sold, transferred, exchanged or otherwise disposed of, whether such disposition is voluntary or involuntary.)

         The Warranties and Guarantees, Personal Property Leases, Contracts, Permits, Insurance Proceeds, and all other items referred to in paragraphs (a) through (f) above are referred to herein as the "Collateral." As of the date hereof, Personal Property Leases and Contracts now entered into, issued or in effect are set forth on Schedules 2 and 3 respectively, attached hereto and incorporated herein by this reference, except any Personal Property Leases or Contracts which (i) may be terminated by either party thereto without significant penalty, (ii) have a term of less than one year from the date hereof and involve less than $250,000 per year, or (iii) involve less than $250,000 per year.

         2. This Assignment secures payment and performance of Owner's obligations under (i) that certain General Continuing Guaranty dated of even date herewith, from Owner in favor of the Collateral Agent and the other Beneficiaries (the "Guaranty"), (ii) that certain Deed of Trust, Assignment of Rents and Leases, Security Agreement and Financing Statement (the "Deed of Trust") of even date herewith by Owner, as trustor/grantor, for the benefit of the Collateral Agent and the other Beneficiaries, as beneficiaries, which Deed of Trust encumbers the Property, and (iii) all other documents, instruments and agreements evidencing or securing Owner's obligations under the Guaranty and the Borrower's Obligations under the Credit Agreement (collectively, the "Loan Documents"), other than the Hazardous Materials Indemnity.

         3. Owner acknowledges and agrees that Collateral Agent and the other Beneficiaries have not hereby assumed any of Owner's obligations or duties with respect to any of the Collateral.

         4. Until there shall have been an Event of Default (as defined in the Credit Agreement), Owner shall be authorized to exercise all rights and privileges relating to the Collateral and to the Insurance Policies.

         5. Upon request by Collateral Agent from time to time, Owner shall execute and deliver to Collateral Agent any financing and continuation statements with respect to the Collateral in order to perfect or continue the perfection of Collateral Agent's security interests therein.

         6. Owner hereby represents and warrants to Collateral Agent and the other Beneficiaries that, except as otherwise provided in the Credit Agreement:
(a) no assignment or hypothecation of its rights under or with respect to any of the Collateral is currently effective, and (b) to the best of Owner's knowledge, Owner has provided Collateral Agent and the other Beneficiaries with true and accurate copies of all of the Collateral and all of the Insurance Policies existing as of the date hereof, including all amendments to date.

         7. To protect the security of this Assignment, Owner agrees:

         (a) Not to assign, sell or transfer or pledge, mortgage or otherwise encumber in any manner Owner's interest in and rights under and to any of the Collateral as long as this Assignment remains in effect, without the prior written consent of Collateral Agent.

         (b) Faithfully to abide by, perform and discharge each and every material obligation of Owner with respect to the Collateral and all of the Insurance Policies.

         (c) At Owner's sole cost and expense, to appear in and defend any action or proceeding arising under or connected with any of the Collateral or any of the Insurance Policies or Owner's obligations and duties hereunder and to pay all reasonable costs and expenses of Collateral Agent and the other Beneficiaries, including reasonable attorneys' fees and costs in any action or proceeding in which Collateral Agent or any other Beneficiary may be required to appear.

         (d) Owner shall inform Collateral Agent, by prompt written notice, of
(i) any Warranties and Guarantees arising, any Personal Property Leases, Contracts and Insurance Policies entered into, and any permits issued subsequent to the date hereof (to the extent that such Warranties, Guarantees, Personal Property Leases, Contracts, Insurance Policies and permits have terms of one year or more, or otherwise have a material effect on the Collateral) and, at Collateral Agent's request, promptly provide Collateral Agent and Lenders with a copy thereof and (ii) the termination, expiration or revocation of same.

         (e) The acceptance of this Assignment shall not constitute a satisfaction of any indebtedness, liability or obligation, or any part thereof, now or hereafter owed by Owner to Beneficiaries. Nothing in this Assignment shall be deemed to obligate Collateral Agent or the other Beneficiaries to undertake or perform any of the terms or conditions applicable to any Collateral or any of the Insurance Policies, or to enforce compliance therewith, and Collateral Agent or the other Beneficiaries may institute such legal action and otherwise exercise any of their respective rights and powers under the Loan Documents, or otherwise, in such manner as they may deem advisable at any time they shall see fit to do so, and for any cause for which the same might have been instituted or done had this Assignment not been made, and that no waiver of any breach or default of Owner and no waiver of any right of Collateral Agent or the other Beneficiaries hereunder shall be deemed to constitute a waiver of any other or subsequent breach or default, or to prevent subsequent exercise of any such right or any other similar right.

         8. Owner shall pay to Collateral Agent or the other Beneficiaries or reimburse Collateral Agent or the other Beneficiaries for any cost or expense reasonably incurred by any Beneficiary hereunder within five (5) days after written demand for payment is given to Owner by such Beneficiary.

         9. Upon any Event of Default, Collateral Agent shall have the right to enforce Owner's rights with respect to any or all of the Collateral. Upon the occurrence of any Event of Default, Collateral Agent may, without affecting any of Collateral Agent's or any other Beneficiary's rights or remedies against Owner under any other document, instrument or agreement evidencing or securing any of the Secured Obligations, exercise Collateral Agent's rights under this Assignment as Owner's attorney-in-fact or in any other manner permitted by law, and in addition, Collateral Agent shall have and possess any and all right and remedies of a secured party under the Nevada Uniform Commercial Code or as otherwise provided by law (including the Laws of any jurisdiction where the Collateral is located) and may also elect to cause the Collateral to be sold pursuant to the power of sale provided in the Deed of Trust in accordance with the terms and provisions thereof.

         10. Owner hereby agrees to indemnify Collateral Agent and each other Beneficiary against, and to hold Collateral Agent and each other Beneficiary harmless from and against any and all claims, demands, liabilities, losses lawsuits, judgments and costs and expenses (including, without limitation, attorneys' fees and costs, including reasonably allocated costs of any Beneficiary's in-house counsel) which Collateral Agent or any Beneficiary may incur by reason of this Assignment in exercising any of Collateral Agent's or any other Beneficiary's rights under this Assignment (except those resulting from Collateral Agent's or such other Beneficiary's gross negligence or willful misconduct). This indemnification shall survive termination of the Loan Documents and repayment of the Obligations.

         11. Upon the reconveyance of the Deed of Trust encumbering the Property, this Assignment shall become null and void, and thereupon Collateral Agent shall execute and deliver to Owner, at Owner's expense, any instruments which may be reasonably necessary or appropriate to terminate this Assignment.

         12. The terms, covenants, agreements and conditions contained herein shall extend to, include and inure to the benefit of and be binding upon Owner, Collateral Agent and the other Beneficiaries and their respective successors and assigns, as the case may be, and not be terminated, changed or amended orally.

         13. This Assignment, with respect to the perfection of the lien or security interest in the Property, and the rights and remedies of Collateral Agent and the other Beneficiaries as provided herein, shall be governed by and construed in accordance with the internal laws of the State of Nevada, without regard to principles of conflicts of law, or, as required by the Laws of the jurisdiction where the Collateral is located.

         14. All notices and other communications provided to any party hereto under this Assignment shall be in writing or by facsimile and addressed, delivered or transmitted to such party at its address or facsimile number set forth below or at such other address or facsimile number as may be designated by such party in a notice to the other parties. Any notice, if mailed and properly addressed with postage pre-paid, shall be deemed given when received; any notice, if transmitted by facsimile, shall be deemed given when transmitted.

                    Owner:           MARE-BEAR, INC.
                                     2950 South Industrial Road
                                     Las Vegas, Nevada 89109
                                     Attn: Chief Financial Officer

                                     Facsimile No.: (702) 792-7313

         Collateral Agent:           Canadian Imperial Bank of Commerce
                                     425 Lexington Avenue
                                     New York, NY 10017
                                     Attn: Syndications

                                     Facsimile No.: (212) 856-3763

         IN WITNESS WHEREOF, Owner has caused this Assignment to be executed as of the day indicated below.

Dated:  June 19, 1996.

                                     OWNER:

                                     MARE-BEAR, INC.,
                                     a Nevada corporation


                                     By: _____________________________
                                       Its: __________________________

                                    EXHIBIT A

                           Description of the Property

That certain real property in the City of Las Vegas, County of Clark, State of Nevada, more particularly described as:

PARCEL I:

That portion of Section 9, Township 21 South, Range 61 East, M.D.B. & M., Clark County, Nevada, described as follows:

COMMENCING at the point of intersection of the South line of the North Half (N 1/2) of the Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4) of said
Section 9 with the West line of U.S. Highway 91 (the original alignment - 80 feet wide); thence North 28(degrees)00'00" East along the said West line a distance of 1044.78 feet to the true point of beginning; thence continuing North 28(degrees)00'00" East a distance of 200.00 feet to a point; thence North 62(degrees)00'00" West a distance of 1917.07 feet to a point on the East line of Industrial Road; thence from a tangent whose bearing is South 20(degrees)07'49" West turning right along a curve of said East line having a radius of 1385.12 feet and subtending a central angle of 8(degrees)18'57" an arc length of 201.04 feet to a point; thence South 62(degrees)00'00" East a distance of 1936.59 feet to the true point of beginning.

PARCEL II:

That portion of the South Half (S 1/2) of Section 9 Township 21 South, Range 61 East, M.D.M., described as follows:

COMMENCING at the point of intersection of the South line of the North Half (N 1/2) of the Southeast Quarter (S 1/4) of the Southwest quarter (SW 1/4) of said
Section 9 with the West line of U.S. Highway No 91 (original alignment - 80.00 feet wide); thence North 28(degrees)00' East along the said West line a distance of 1044.79 feet to a point; thence North 62(degrees)00' West a distance of 10.00 feet to a point on the West line of U.S. Highway No. 91 (present alignment
100.00 feet wide), the TRUE POINT OF BEGINNING;

thence continuing North 62(degrees)00' West along the Northeasterly line of that certain parcel of land conveyed by JESSIE N. HUNT to J.M. SMOOT, by deed recorded June 1, 1948 as Document No. 286466, Clark County, Nevada records, and continuing along the Northeasterly line of that certain parcel of land conveyed by JESSIE N. HUNT to VEGAS VALLEY DEVELOPMENT CO., LTD., by Deed recorded May 23, 1950 as Document No. 340375, Clark County, Nevada records, a total distance of 2111.95 feet, more or less, to a point distant South 62(degrees)00' East,
125.00 feet from the East
line of the L.A. & S.L. (Union Pacific) Railroad right-of-way, 100.00 feet wide;

thence South 28(degrees)00' West, a distance of 75.00 feet to a point; thence North 62(degrees)00' West, a distance of 125.00 feet to a point on the East line of said railroad right of way; thence South 28(degrees)00' West along the last mentioned East line a distance of 525.00 feet to a point; thence South 62(degrees)00' East, a distance of 2236.95 feet, more or less, to a point on the said present highway right-of-way line; thence North 28(degrees)00' East a distance of 600.00 feet to the TRUE POINT OF BEGINNING.

EXCEPT the interest in a strip of land 80.00 feet in width, conveyed to the County of Clark, State of Nevada, for street, road and incidental purposes, by Deed recorded July 13, 1962 as Document No. 301171 of official Records, Clark County, Nevada records.

FURTHER EXCEPTING the interest in and to a 10.00 foot strip for Industrial Road, conveyed to Clark County, for road purposes, by Deed recorded July 9, 1973 as Document No 303474, Official Records.

AND FURTHER EXCEPTING therefrom any portion thereof, lying West of Industrial Road, as conveyed by various documents of record.

PARCEL III:

That portion of the Southwest Quarter (SW 1/4) of Section 9, Township 21 South Range 61 East, M.D.M., described as follows:

COMMENCING at a point of intersection of the South line of the North Half (N 1/2) of the Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4) of said
Section 9, with the West line of U.S. Highway 91 (original alignment 80 feet wide); thence North 28(degrees)00'00" East along the said West line, a distance of 44.78 feet; thence continuing North 28(degrees)00'00" East along the said West line, a distance of 400.30 feet to a point of intersection of the prolongation of the Northeasterly line of that certain parcel of land conveyed to KARAT, INC., on April 7, 1959, by Contract of Sale, recorded in Book 193, Document No. 157127 in the Office of the County Recorder, Clark County, Nevada, with the Westerly 80.00 foot right-of-way line of U.S. Highway 91 (now 100.00 feet wide), as shown by map thereof on file in the Office of the County Recorder, at Page 17, File 3 of Professional Engineering Survey, Clark County, Nevada; thence North 62(degrees)00'00"

West, a distance of 286.00 feet along the aforedescribed prolongation line, to the TRUE POINT OF BEGINNING;

thence South 28(degrees)00'00" West, a distance of 70.00 feet; thence North 62(degrees)00'00" West a distance of 245.00 feet; thence North 28(degrees)00'00" East, a distance of 70.00 feet; thence South 62(degrees)00'00" East a distance of 245.00 feet to the TRUE POINT OF BEGINNING.

PARCEL IV:

That portion of the Southwest Quarter (SW 1/4) of Section 9, Township 21 South, Range 61 East, M.D.M. described as follows:

COMMENCING at the point of intersection of the South line of the North Half (N 1/2) of the Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4) of said
Section 9 with the West line of U.S. Highway No 91 (original alignment - 80.00 feet wide); thence North 28(degrees)00' East along the said West line, a distance of 44.78 feet to the TRUE POINT OF BEGINNING; thence continuing North 28(degrees)00' East along the said West line, a distance of 400.00 feet to a point; thence North 62(degrees)00' West a distance of 2247.07 feet more or less to a point on the East line of the Los Angeles and Salt Lake (Union Pacific) Railroad right-of-way, 100.00 feet wide;

thence South 27(degrees)59'02" West along the last mentioned East line, a distance of 840.44 feet, more or less, to a point on the North line of the Southwest Quarter (SW 1/4) of the Southwest Quarter (SW 1/4) of said Section 9; thence South 88(degrees)36'05" East, along the last mentioned North line a distance of 1195.46 feet to the Northeast (NE) corner of the Southwest Quarter (SW 1/4) of the Southwest Quarter (SW 1/4) of said Section 9; thence North 28(degrees)00' East, a distance of 83.45 feet to a point; thence South 0(degrees)38 36" East, a distance of 689.00 feet to a point;

thence South 88(degrees)42'30" East parallel to and distant 40.00 feet North of the South line of the North Half (N 1/2) of the Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4) of said Section 9, a distance of 948.84 feet to the TRUE POINT OF BEGINNING.

EXCEPTING therefrom the interest in and to the Easterly 10.00 feet (measured at right angles to the aforementioned highway right-of-way line) of the hereinabove described parcel of land, as conveyed to the State of Nevada, for highway and incidental purposes by Deed recorded March 15, 1951 as Document No. 365997, Clark County, Nevada records.

FURTHER EXCEPTING THEREFROM the interest in and to the strip of land 80.00 feet in width as conveyed to the County of Clark, for road and incidental purposes by Deed recorded as Document No. 87732 of Official Records, Clark County, Nevada records. The centerline of said strip of land being parallel to and distance
250.00 feet (measured at a right angle) from the East line of the

Los Angeles and Salt Lake (Union Pacific) Railroad right-of-way, 100.00 feet wide.

AND FURTHER EXCEPTING THEREFROM the interest in and to a strip of land 10.00 feet in width, as conveyed to County of Clark, for road and incidental purposes, by Deed recorded June 28, 1967 as Document No. 647079 of Official Records, Clark County, Nevada records.

ALSO EXCEPTING THEREFROM any portion thereof lying West of Industrial Road as conveyed by various documents of record.

AND FURTHER EXCEPTING FROM PARCEL IV

That portion of the Southwest Quarter (SW 1/4) of Section 9, Township 21 South, Range 61 East, M.D.M., described as follows:

COMMENCING at the point of intersection of the South line of the North Half (N 1/2) of the Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4) of said
Section 9, with the West line of U.S. Highway 91 (original alignment - 80.00 feet wide); thence North 28(degrees)00'00" East along the said West line, a distance of 44.78 feet; thence continuing North 28(degrees)00'00" East along the said West line a distance of 400.30 feet to a point of intersection of the prolongation of the Northeasterly line of that certain parcel of land conveyed to KARAT, INC., on April 7, 1959, by Contract of Sale recorded in Book 193, Document No. 157127, in the Office of the County Recorder, Clark County, Nevada, with the Westerly 80.00 feet right-of-way line of U.S. Highway 91, (now 100.00 feet wide), as shown by map thereof on file in the Office of the County Recorder, at Page 17, File 3 of Professional Engineering Survey, Clark County, Nevada; thence North 62(degrees)00'00" West a distance of 286.00 feet along the aforedescribed prolongated line, to the TRUE POINT OF BEGINNING;

Thence South 28(degrees)00'00" West, a distance of 70.00 feet; thence North 62(degrees)00'00" West, a distance of 245.00 feet; thence North
28(degrees)00'00" East, a distance of 70.00 feet; thence South 62(degrees)00'00" East a distance of 245.00 feet to the TRUE POINT OF BEGINNING.

PARCEL V:

That portion of the North Half (N 1/2) of the Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4) of Section 9, Township 21 South, Range 61 East, M.D.M., described as follows:

COMMENCING at the intersection of the North line of the South Half (S 1/2) of the Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4) of said Section 9, with the West line of U.S. Highway No. 91, being 730.89 feet more or less North of the South line of said Section 9, measured along the West line of said U.S.

Highway No. 91; thence continuing North 28(degrees)00' East along the West line of U.S. Highway No. 91, a distance of 22.39 feet to the TRUE POINT OF BEGINNING; being the Northeast corner of the Parcel of land conveyed to JESSIE K. HUNT, a widow, to COUNTY OF CLARK for road purposes by Deed recorded May 17, 1945 in Book 38 of Deeds, Page 321, Clark County, Nevada records; thence North 88(degrees)43'15" West parallel with and distant 20 feet Northerly, measured at right angles to said North line of the South Half (S 1/2) of the Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4) of said Section 9, along the North line of the parcel of land as conveyed to said County of Clark, to an intersection with the West line of the North Half (N 1/2) of the Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4) of said Section 9; thence North along the West line of the North Half (N 1/2) of the Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4) of said Section 9, a distance of 20 feet to a point; thence South 88(degrees)43'15" East parallel with and distant 40 feet Northerly, measured at right angles to said North line of the South Half (S 1/2) of the Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4) of said
Section 9 to an intersection with the West line of said U.S. Highway No. 91; thence South 28(degrees)00' West along the West line of U.S. Highway No. 91; a distance of 22.39 feet to the TRUE POINT OF BEGINNING.

EXCEPTING THEREFROM the interest in and to a strip of land Ten (10.0) feet in width with a spandrel area as conveyed by the County of Clark for road and incidental purposes by deed recorded November 19, 1986 in Book 861119, as Document No. 00555, of Official Records.

PARCEL VI:

That portion of the Southwest Quarter (SW 1/4) of Section 9, Township 21 South, Range 61 East, M.D.B. & M., described as follows:

COMMENCING at the Southwest corner of the North Half (N 1/2) of the Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4) of said Section 9; thence North 0(degrees)38'36" West along the West line thereof a distance of 40.02 feet to the TRUE POINT OF BEGINNING, thence continuing North 0(degrees)38'36" West along the said West line a distance of 614.42 feet to the Northwest corner of the North Half (N 1/2) of the Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4) of said Section 9; thence North 28(degrees)00'00" East a distance of 83.45 feet to a point thence South 0(degrees)38'36" East parallel to the said West line and distant 40 feet therefrom a distance of 689.00 feet to a point; thence North 88(degrees)42'30" West parallel to and distant 40 feet North of the South line of the North Half (N 1/2) of the Southeast Quarter (SE 1/4) of the Southwest Quarter (SW 1/4) of said Section 9, a distance of 40.02 feet to the TRUE POINT OF BEGINNING.

                                   SCHEDULE 1

                                     Lenders

1.       CIBC Inc.

2.       Bank of America NT&SA

3.       Wells Fargo Bank, National Association

4.       Bankers Trust Company

5.       Credit Lyonnais Los Angeles Branch

6.       Societe Generale

7.       ABN AMRO Bank N.V., San Francisco International Branch

8.       The Mitsubishi Trust & Banking Corporation

9.       The Sanwa Bank, Limited

10.      Commerzbank AG, LOS ANGELES BRANCH

11.      First Security Bank of Utah, N.A.

12.      The Sumitomo Bank, Ltd.

13.      The First National Bank of Boston

14.      Bank of Hawaii

15.      The Bank of New York

16.      Banque Nationale De Paris

17.      The Industrial Bank of Japan, Limited, Los Angeles Agency

18.      NBD Bank

19.      The Nippon Credit Bank, Ltd., Los Angeles Agency

20.      U.S. Bank of Nevada

21.      Whitney National Bank

22.      Bank of America Nevada

23.      Deposit Guaranty National Bank

24.      First Hawaiian Bank

25.      GiroCredit Bank, Ag Der Sparkassen, Grand Cayman Islands Branch

26.      Imperial Bank

27.      Trustmark National Bank

                      SCHEDULE 2 - PERSONAL PROPERTY LEASES

                            STARDUST HOTEL AND CASINO


         A. All Leases of Furniture, Fixtures and Equipment, Signs and Other Tangible Personal Property Affecting the Stardust as of June 19, 1996.


         1. Comchek agreement regarding credit card transactions and money order transactions - 3/14/89

         2. Electronic Data Technology (EDT) contract to lease Keno equipment - 5/25/87

         3.       Elsafe of Nevada contract for safes in guest rooms - 12/2/85

         4. International Game Technology (IGT) Megabucks Progressive Participation Agreement - 10/31/85

         5. Interstate Public Telephone Co. agreement for public pay telephones - 11/14/88

         6.       Lamb and One lease agreement - 11/21/89

         7.       Las Vegas Dissemination, Inc. agreement - 6/22/89

         8. Western Union agreement-regarding credit card transactions and money order transactions - 3/4/90

                           ATTACHMENT A TO SCHEDULE 2


         A. Space Leases Affecting Stardust Hotel as of June 19, 1996

                                          TENANT NAME                         DATE OF
         SHOP NAME                        UNDER LEASE                         LEASE
         ---------                        -----------                         -----
1.       The Candy Store Etc. Etc.        Bite, Inc.                          7/19/77
         (ice cream and candy             Assigned to Cookie Chef             7/9/84
         store)

2.       Car Rental                       *National Car Rental                8/1/88

3.       Dio's Bar                        N/A (Stardust Entity)

4.       Ethel M. Chocolates              Ethel M. Chocolates, Inc.           8/31/87

5.       Gifts/News                       W.H. Smith Hotel Services,          2/1/86
                                          Inc. (formerly "Elsons")

6.       Marshall Rousse                  Marstar, Inc. dba Marshall          6/19/87
         (women's clothing)               Rousse

7.       Men's Shop Monte Factor          Stardust Men's Shop, Inc.           6/30/83

8.       The Pewter Shop                  The Pewter Shop                     6/10/83

9.       The Pizzery                      Alice Dobson Sachs                  1/10/80
                                                                              3/18/80

10.      Ralph's Diner                    N/A (Stardust Entity)

11.      Special T's (T-Shirts)           Special T's, Inc.                   6/19/87

12.      Stardust Barber Shop             Johnny J. Trujillo                  8/1/85

13.      Stardust Barber Shop             Annee of Paris Coiffures,           10/1/81
                                          Inc.

14.      Stardust kids (clothing          Las Vegas Kids, Inc. dba            10/20/87
         store for children)              Stardust Kids

15.      Stardust Liquor                  Sidney Stern                        11/1/83

16.      T-Bird Jewels (Jewelry           Nevada Diamond Exchange             10/26/87
         store)                           dba T-Bird Jewelers

17.      Tony Roma's (rib                 R&B Service Company, Inc.           3/29/82
         restaurant)

18.      Video Arcade                     N/A (Stardust Entity)

19.      William B's Steak House          N/A (Stardust Entity)


- -------- * This lease covers the Stardust, Fremont, Sam's Town Hotels and California Hotel and Casino

         B. Other Contracts Affecting the Stardust Hotel as of June 19, 1996.

         1.       Armor Pest Control service agreement - 4/27/89

         2.       First Choice Printing contract to purchase parlay cards
                  8/20/88

         3.       Gemaco contract to purchase playing cards - 5/5/88

         4.       Loomis Armored, Inc. agreement - 12/3/87

         5.       Mission Linen contract for linen/uniforms - 4/12/88

         6.       National Car Rental concession agreement - 1/l/90

         7.       Pagent Match agreement to purchase matches - 11/15/88

         8.       Universal Match Co. agreement to purchase matches - 7/l/89

                             SCHEDULE 3 - CONTRACTS

                            STARDUST HOTEL AND CASINO


         A. Service Contracts Affecting the Stardust Hotel as of June 19, 1996.

1.       A-1 Office Supply maintenance agreements - 3/30/89, 11/23/89, and
         6/9/90

2.       American Fire Safety Co. maintenance agreement - 8/l/89

3.       C&P Services maintenance agreement - varies

4.       Carrier Corporation maintenance agreement - 9/l/87

5.       Centel Communications Company Maintenance Agreement - 9/l/89

6.       Commercial Fire maintenance agreement - 8/15/89

7.       Computer Power Products maintenance agreement - 9/12/89

8.       Dictaphone Corp. maintenance agreements - 11/l/89

9.       Electronic Data Technology (EDT) agreement - 9/30/88

10.      Microage maintenance contract - 3/16/90

11.      Millar Elevator maintenance contract - 1/l/90

12.      Nevada Copy Systems Sharp copier and fax machine maintenance agreements
         (2) - 2/22/89 and 3/l/90

13.      Page 900 maintenance agreement - varies

14.      Sign Systems, Inc. maintenance agreement - 1/l/89

15.      Statewide Fire Protection service agreements - 1/l/89

16.      Statewide Fire Protection service agreements - 8/15/89

17.      Statewide Fire Protection service agreements - 8/15/89

18.      Xerox Corp. maintenance agreement on copier dated 6/l/88 and ending
         6/l/90

                                                                      EXHIBIT J


                              OFFICER'S CERTIFICATE
                           REGARDING FINANCIAL MATTERS


         In connection with execution and delivery of that certain Credit Agreement dated as of June 19, 1996 ("Credit Agreement"), among BOYD GAMING CORPORATION, CALIFORNIA HOTEL AND CASINO, each a Nevada corporation (the "Borrowers"); CANADIAN IMPERIAL BANK OF COMMERCE, as agent ("Agent"), and the financial institutions signatory thereto ("Lenders"), and each of the other documents entered into in connection therewith (collectively, the "Loan Documents"), and pursuant to Section 5.1.13 of the Credit Agreement, the undersigned hereby certifies to the Agent and Lenders as follows:

         1. I am the duly qualified and acting senior vice president of Borrowers and their respective wholly-owned subsidiaries Eldorado, Inc., Boyd Kansas City, Inc., Boyd Kenner, Inc., Boyd Mississippi, Inc., Boyd Tunica, Inc., Mare-Bear, Inc., MSW, Inc., and Sam-Will, Inc. (the "Guarantors"), I am familiar with the assets, businesses, and liabilities of the Borrowers and their Subsidiaries, and I am duly authorized to execute this Officer's Certificate Regarding Financial Matters (this "Certificate") on behalf of Borrowers and the Guarantors. Any and all capitalized terms used herein and not otherwise defined shall have the meanings ascribed to them in the Credit Agreement.

         2. I have carefully reviewed the contents of this Certificate and I have met with Morrison & Foerster, counsel for Borrowers and Guarantors, for the purpose of discussing the meaning of its contents. I have carefully reviewed, or have received information, data, and reports from officers or other employees of Borrowers and their Subsidiaries who have carefully reviewed the Loan Documents and the contents of this Certificate and, in connection therewith, have made such investigation and inquiries as I deem necessary and prudent. The financial information, assumptions, and valuation techniques, including present value analyses using appropriate rates over appropriate periods, which underlie and form the basis for the representations made in this Certificate were reasonable when made and were made in good faith and continue to be reasonable as of the date hereof.

         3. I understand that Agent and Lenders are relying on the truth and accuracy of this Certificate in connection with extensions of credit under the Credit Agreement.

         4. In connection with the transactions contemplated by the Credit Agreement and the other Loan Documents, I have reviewed consolidated income projections, consolidated balance sheet projections, and consolidated cash flow projections for Borrowers and the Guarantors (collectively, the "Projections") for the five-year period ending June 30, 2001, which give effect to all of the transactions contemplated by the Credit Agreement and the other Loan Documents, and the payment of all fees and expenses in connection with the foregoing. The Projections are attached hereto as Exhibit A and incorporated herein by this reference.

         5. The Projections were prepared based on information compiled by employees and corporate staff members of Borrowers and include certain assumptions regarding increasing revenues and costs and changes in the economy, which I have no reason to believe are not reasonable and prudent. In addition, the Projections were prepared based on information regarding Borrowers' anticipated performance as provided by personnel of Borrowers and based on discussions with personnel of Borrowers. Based thereon, and to the best of my knowledge, the Projections are reasonable and prudent. The Projections are, however, subject to the uncertainty and approximation inherent in projections, and accordingly, they are not guarantees of the Borrowers' future performance.

         6. I have reviewed the following financial statements which have been prepared in accordance with GAAP:

                  (a)      1995 annual report for Boyd Gaming Corporation.

                  (b)      March 31, 1996 quarterly report for Boyd Gaming
                           Corporation.

                  (c) Year-to-date income statements for the nine months ended March 31, 1996 for Boyd Gaming Corporation and its Subsidiaries (consolidated); Stardust Hotel and Casino in Las Vegas, Nevada; Sam's Town Hotel, Gambling Hall and Bowling Center in Las Vegas, Nevada; and Fremont Hotel and Casino in Las Vegas, Nevada, California Hotel and Casino in Las Vegas, Nevada, Sam's Town Hotel and Gambling Hall in Tunica, Mississippi and Sam's Town Kansas City in Kansas City, Missouri.

                  (d)      1991, 1992, 1993, 1994 and 1995 consolidated income
                           statements for the Boyd Gaming Corporation and its Subsidiaries.

         7. Based on the foregoing, and to the best of my knowledge, I conclude as follows:

                  (a) Neither either Borrower nor any Guarantor is insolvent and the execution and delivery of the Credit Agreement and the other Loan Documents, and the consummation of the transactions contemplated under the foregoing, including the granting by Borrowers and Guarantors of the Liens as contemplated thereunder, or the payment by Borrowers of any fees incurred in connection with the consummation of the transactions contemplated under any of the foregoing, will not render either Borrower or any Guarantor insolvent. I understand that, in this context, "insolvent" means that the present fair valuation of the assets and properties of a Person is less than such Person's probable liability in respect of existing debts. I understand that the "fair valuation" of the assets and properties of a Person means the amount realizable within a reasonable time, either through collection or sale of such assets at their regular market value, which is the amount obtainable by a capable and diligent businessman from an interested buyer willing to purchase such assets within a reasonable time under ordinary selling conditions. I also understand that the term "debts" includes and legal liability, whether matured or unmatured, liquidated or unliquidated, absolute, fixed, or contingent.

                  (b) The execution and delivery of the Credit Agreement and the other Loan Documents, the consummation of the transactions contemplated thereunder, including the granting by Borrowers and Guarantors of the Liens contemplated thereunder, and the payment by Borrowers of any fees incurred in connection with the consummation of the transactions contemplated under any of the foregoing, will not leave either Borrower or any Guarantor with assets remaining which would constitute unreasonably small capital or assets. In reaching this conclusion, I understand that "unreasonably small capital or assets" depends upon the nature of the particular business to be conducted, and I have reached my conclusion in light of the needs and anticipated needs for capital and assets of the business anticipated to be conducted by Borrowers and Guarantors and based upon the Projections and other information described above.

                  (c) Borrowers do not intend to and do not believe that either of them will, in connection with the execution and delivery of the Credit Agreement and the other Loan Documents and the consummation of the transactions contemplated thereunder, including the granting by Borrowers and Guarantors of the Liens contemplated thereunder, and the payment of any fees in connection with the consummation of the transactions contemplated under any of the foregoing, incur debts beyond their respective ability to pay such debts as they mature. This conclusion is based, in part, upon my review of the Projections which project that Borrowers and Guarantors will have sufficient cash flow to pay all of their scheduled and anticipated debts as they mature. I have concluded that Borrowers' and Guarantors' cash flows will be sufficient to pay recurring current debt, short term debt, and long term debt service as such debts require.

                  (d) Neither either Borrower nor any Guarantor has executed the Credit Agreement or the other Loan Documents, or made any transfer or incurred any obligations under any of the foregoing, with actual intent to hinder, delay, or defraud either present or future creditors.

         8. In reaching the conclusions set forth in this Certificate, I have considered, among other things:

                  (a) the financial statements described in paragraph 6 above;

                  (b) all contingent liabilities of Borrowers and the Guarantors, including claims arising out of, pending, or, to the best knowledge of the undersigned, threatened, litigation against any such entity, and in so doing, the undersigned has computed the amount of such liabilities as the amount which, in light of all of the facts and circumstances existing on the date hereof, represents the amount that can reasonably be expected to become an actual or matured liability;

                  (c) the Projections;

                  (d) historical and anticipated growth in revenue of Borrowers and the Guarantors;

                  (e) the customary terms of trade payables of Borrowers and the Guarantors;

                  (f) the amount of credit extended by and to customers of Borrowers and the Guarantors; and

                  (g) the level of capital customarily maintained by Borrowers and the Guarantors and other entities engaged in the same or similar businesses as the businesses of Borrowers and the Guarantors.

         I hereby certify that the foregoing information is true and correct and execute this Officer's Certificate Regarding Financial Matters as of this 19th day of June, 1996.



                                            -----------------------------
                                            Title:  Senior Vice President

                                                                      EXHIBIT L


                           Form of Certificate of the
                        Borrowers of Compliance with the
                            Provisions of Section 7.2


                         Schedule of Compliance with the
                                Credit Agreement
                            dated as of June 19, 1996


                            as of _____________, 19__


         The undersigned, _____________________________ of Boyd Gaming
Corporation and California Hotel and Casino (the "Borrowers"), pursuant to
Section 7.1.1(c) and (d) of the Credit Agreement, dated as of June 19, 1996 (the "Credit Agreement"), among the Borrowers, Canadian Imperial Bank of Commerce, as Agent, and the various financial institutions as are, or may become, parties thereto, hereby certifies that as of the date hereof (defined terms in the Credit Agreement being used herein with the same meanings as in the Credit Agreement), the following computations were true and correct:

I. Calculation of EBITDA for four consecutive Fiscal Quarters ending on the date set forth above:

         a.       Consolidated earnings of Boyd Gaming             $___________
                  before:       depreciation          $___________
                                amortization          $___________
                                interest expense      $___________
                                pre-opening expenses  $___________
                                extraordinary items   $___________
                                taxes                 $___________

                  plus (if applicable without duplication)

         b.       Earnings of any New Venture which became a
                  direct or indirect Subsidiary of Boyd Gaming
                  during such period:                              $___________

                  before        depreciation          $___________
                                amortization          $___________
                                interest expense      $___________
                                pre-opening expenses  $___________
                                extraordinary items   $___________
                                taxes                 $___________
                  plus (or minus)

         c.       any non-cash loss (or gain arising from
                  change in GAAP                                   $___________

                                                     EBITDA        $___________

II.      Additional Indebtedness Test, Section 7.2.2

         a. Aggregate notional principal amount of secured Hedging Obligations under (iii):
                           [description]

                  Aggregate notional principal amount of such secured Hedging Obligations shall not exceed $300,000,000.


         b.       Indebtedness outstanding under (v):
                           [description]

                  Total Indebtedness described above shall not exceed
                  $50,000,000.

III.     Tangible Net Worth Test, Section 7.2.4(a)

         a.       Actual Tangible Net Worth

                  (i)      consolidated net worth                  $___________

         less     (ii)     intangible assets                       $___________

                                    TOTAL                          $___________

         b.       Required Tangible Net Worth

                  (i)      $210,000,000                            $210,000,000
                                                                   ____________
         plus     (ii)     50% of Consolidated net income
                           (without giving effect to any losses)
                           for each Fiscal Quarter ending on or
                           after September 30, 1996                $___________

         plus     (iii) Amount of increased equity due
                           to stock issuances                      $___________

         minus (iv) Amount of goodwill from proposed
                           Acquisition (not to exceed
                           $130,000,000)                           $___________
                                    TOTAL                          $___________

         c.       Actual Tangible Net Worth shown
                           in (a) above must exceed (b)            $___________

IV.      Funded Debt to EBITDA Ratio, Section 7.2.4(b)

         a.       Funded Debt of Boyd Gaming and its Subsidiaries

                  (i)      obligations for borrowed money          $

         plus     (ii)     letter of credit and bankers
                             acceptances                           $

         plus     (iii) capitalized lease obligations              $

         plus     (iv)     deferred purchase price
                             indebtedness and secured
                             indebtedness                          $___________

         plus     (v)      contingent liabilities                  $___________

                                    TOTAL                          $___________

         b.       Twelve month trailing
                  EBITDA (from Section I above)                    $___________

         c.       Ratio of line (a) to line (b)               ____ to ____

         d.       The ratio on line (c) must not exceed       ____ to ____


V.       Fixed Charge Coverage Test, Section 7.2.4(c)

         a.       Twelve-month trailing EBITDA (from
                  Section I above)
                  plus rental payments                            ($___________)

         b.       Fixed charges

                  (i)      Twelve-month consolidated net
                           interest expense                        $___________

         plus     (ii)     mandatory principal payments (other
                           than payment of Indebtedness pursuant
                           to Section 5.1.16 and mandatory
                           prepayments of Loans upon Commitment
                           reductions)                             $___________

         plus     (iii) provision for tax payments                 $___________

         plus     (iv)     dividends and distributions             $___________

         plus     (v)      share redemptions and repurchases       $___________

         plus     (vi)     rental payments                         $___________

         c.       Ratio of line (a) to line (b)                 ____ to ____

         d.       The ratio on line (c) at the end of any
                  Fiscal Quarter must exceed                    ____ to ____

VI.      Expansion Capital Expenditures, Section 7.2.7 (a)

         a.       Aggregate Expansion Capital Expenditures
                  during term of Agreement                         $___________
                  [List Expenditures by Venture]

         b.       Line (a) must not exceed $300,000,000
                  plus net cash proceeds from the issuance
                  or sale of Boyd Gaming capital
                  stock ($__________)                              $___________

VII.     Maintenance Capital Expenditures, Section 7.2.7(b)

         a.       Aggregate Maintenance Capital Expenditures
                  for current Fiscal Year                          $___________

         b.       Line (a) must not exceed $__,000,000.

VIII.  New Venture Investments, Section 7.2.5

         a.       Aggregate New Venture Investments during
                  term of Agreement                                $___________

                  [List Investments by New Venture]

IX.      Pledgor EBITDA (Fiscal Year test)

         a.       Consolidated earnings of all Pledgors
                  attributable to the Pledged Casinos              $___________
                  before: depreciation           $___________
                          amortization           $___________
                          interest expense       $___________
                          pre-opening expenses   $___________
                          extraordinary items    $___________
                          taxes                  $___________

                  plus

         b.       Consolidated earnings of any Venture that
                  becomes a Pledged Casino pursuant to
                  Section 7.1.11                                   $___________
                  before: depreciation           $___________
                          amortization           $___________
                          interest expense       $___________
                          pre-opening expenses   $___________
                          extraordinary items    $___________
                          taxes                  $___________

                  plus (or minus)

         c.       Any non-cash loss (or gain) arising from
                  a change in GAAP                                 $___________

                                            Pledgor EBITDA         $___________

I hereby further certify that no event has occurred or is continuing on the date hereof which constitutes an Event of Default or a Default.

         IN WITNESS WHEREOF, I have hereunto set my hand as of the date first above written.


                                            BOYD GAMING CORPORATION

                                            By_______________________________
                                              Its:


                                            CALIFORNIA HOTEL AND CASINO

                                            By_______________________________
                                              Its:

                                                                      EXHIBIT M


                              NOTICE OF PREPAYMENT


Canadian Imperial Bank of Commerce, as Agent
425 Lexington Avenue
New York, New York  10017

Attention:  Loan Syndication

         Re:      Credit Agreement, dated as of June 19, 1996

Gentlemen and Ladies:

         This notice of prepayment is delivered to you pursuant to Section 3.1.1 of the Credit Agreement, dated as of June 19, 1996 (together with all amendments, if any, from time to time made thereto, the "Credit Agreement"), among BOYD GAMING CORPORATION and CALIFORNIA HOTEL AND CASINO, a Nevada corporation (the "Borrowers"), certain financial institutions, and Canadian Imperial Bank of Commerce, as agent. Unless otherwise defined herein or the context otherwise requires, terms used herein have the meanings provided in the Credit Agreement.

         1. We hereby notify you that a [voluntary] [mandatory] prepayment of principal on the Revolving Notes in the amount of $________ will be made on _____ __, _____.(2) This prepayment shall be applied to the [Base Rate] [Eurodollar Rate] Loans maturing on _________________________, 19 .

         2. As of the date hereof, the aggregate unpaid principal balance of the Revolving Notes is $____________.

                                            Very truly yours,

                                            BOYD GAMING CORPORATION


                                            By:__________________________
                                               Title:____________________


- --------
(2)  Five Business Days' notice required for voluntary prepayments.

                                            CALIFORNIA HOTEL AND CASINO


                                            By:__________________________
                                               Title:____________________

                                    EXHIBIT N


         Joint Borrower Provisions.

         1. For the purpose of implementing the joint borrower provisions of the Loan Documents, the Borrowers hereby irrevocably appoint each other as their agent and attorney-in-fact for all purposes of the Loan Documents, including the giving and receiving of notices and other communications.

         2. To induce the Agent and the Lenders to permit the Borrowers to be joint Borrowers under this Agreement, and in consideration thereof, the Borrowers hereby agree to indemnify the Agent and the Lenders and hold the Agent and the Lenders harmless from and against any and all liabilities, expenses, losses, damages and/or claims of damage or injury asserted against the Agent or any Lender by the Borrowers or by any other Person arising from or incurred by reason of the Agent's or any Lender's handling of the financing arrangement of the Borrowers as herein provided and reliance by the Agent and the Lenders on any requests or instructions from the Borrowers, or any other action taken by the Agent or any Lender in good faith with respect to this Agreement or the other Loan Documents.

         3. Each Borrower acknowledges that the Liens created or granted herein and by the other Loan Documents will or may secure obligations of Persons other than such Borrower and, in full recognition of that fact, the Borrowers consent and agree that the Agent for the benefit of the Lenders may, at any time and from time to time, without notice or demand, and without affecting the enforceability or security hereof or of any other Loan Document:

                  (a) supplement, modify, amend, extend, renew, accelerate, or otherwise change the time for payment or the terms of the Obligations or any part thereof, including any increase or decrease of the rate(s) of interest thereon;

                  (b) supplement, modify, amend or waive, or enter into or give any agreement, approval or consent with respect to, the Obligations or any part thereof or any of the Loan Documents or any additional security or guaranties, or any condition, covenant, default, remedy, right, representation or term thereof or thereunder;

                  (c) accept new or additional instruments, documents or agreements in exchange for or relative to any of the Loan
         Documents or the Obligations or any part thereof;

                  (d) accept partial payments on the Obligations;

                  (e) receive and hold additional security or guaranties for the Obligations or any part thereof;

                  (f) release, reconvey, terminate, waive, abandon, subordinate, exchange, substitute, transfer and enforce any security or guaranties, and apply any security and direct the order or manner of sale thereof as the Agent, on behalf of the Lenders, in its sole and absolute discretion may determine;

                  (g) release any Person or any guarantor from any personal liability with respect to the Obligations or any part thereof;

                  (h) settle, release on terms satisfactory to the Agent and the Lenders or by operation of applicable Laws or otherwise liquidate or enforce any Obligations and any security or guaranty therefor in any manner, or consent to the transfer of any security and bid and purchase at any sale; and

                  (i) consent to the merger, change or any other restructuring or termination of the corporate existence of any Borrower or any other Person, and correspondingly restructure the Obligations, and any such merger, change restructuring or termination shall not affect the liability of the Borrowers or the continuing existence of any Lien hereunder, under any other Loan Document to which a Borrower is a party or the enforceability hereof or thereof with respect to all or any part of the Obligations.

         Upon the occurrence of and during the continuance of any Event of Default, the Agent and the Lenders may enforce this Agreement and the other Loan Documents independently as to each Borrower and independently of any other remedy or security the Agent and the Lenders at any time may have or hold in connection with the Obligations, and it shall not be necessary for the Agent and the Lenders to marshal assets in favor of any of the Borrowers or any other Person or to proceed upon or against and/or exhaust any other security or remedy before proceeding to enforce this Agreement and the other Loan Documents. Each of the Borrowers expressly waives any right to require the Agent or any Lender to marshal assets in favor of any Borrower or any other Person or to proceed against any other Person or any Collateral provided by any other Person, and agrees that the Agent and the Lenders may proceed against any Persons and/or Collateral in such order as they shall determine in their sole and absolute discretion. The Agent and the Lenders may file a separate action or actions against any Borrower, whether action is brought or prosecuted with respect to any other security or against any other Person, or whether any other Person is joined in any such action or actions. Each of the Borrowers agrees that the Agent and the Lenders and each of the Borrowers and any other Person may deal with each other in connection with the Obligations or otherwise, or alter any contracts or agreements now or hereafter existing between any of them, in any manner whatsoever, all without in any way altering or affecting the security of this Agreement or the other Loan Documents. The rights of the Agent and the Lenders hereunder and under the other Loan Documents shall be reinstated and revived, and the enforceability of this Agreement and the other Loan Documents shall continue, with respect to any amount at any time paid on account of the Obligations which thereafter shall be required to be restored or returned by the Agent or any Lender upon the bankruptcy, insolvency or reorganization of any Borrower or any other Person, or otherwise, all as though such amount had not been paid. The enforceability of this Agreement and the other Loan Documents at all times shall remain effective even though the Obligations, including any part thereof or any other security or guaranty therefor, may be or hereafter may become invalid or otherwise unenforceable as against any of the Borrowers or any other Person and whether or not any of the Borrowers or any other Person shall have any personal liability with respect thereto. Each of the Borrowers expressly waives any and all defenses now or hereafter arising or asserted by reason of (a) any disability or other defense of the other Borrower or any other Person with respect to the Obligations, (b) the unenforceability or invalidity of any security or guaranty for the Obligations or the lack of perfection or continuing perfection or failure of priority of any security for the Obligations, (c) the cessation for any cause whatsoever of the liability of any other Borrower or any other Person (other than by reason of the full payment and performance of all Obligations), (d) any failure of the Agent or any Lender to marshal assets in favor of any of the Borrowers or any other Person, (e) except as otherwise provided in any Loan Document, any failure of the Agent or any Lender to give notice of sale or other disposition of Collateral to any of the other Borrowers or any other Person or any defect in any notice that may be given in connection with any sale or disposition of Collateral, (f) except as otherwise provided in any Loan Document, any failure of the Agent or any Lender to comply with applicable Laws in connection with the sale or other disposition of any Collateral or other security for any Obligation, including without limitation, any failure of Agent or any Lender to conduct a commercially reasonable sale or other disposition of any Collateral or other security for any Obligation, (g) any act or omission of the Agent or any Lender or others that directly or indirectly results in or aids the discharge or release of any Borrower or any other Person or the Obligations or any other security or guaranty therefor by operation of law or otherwise, (h) any Law which provides that the obligation of a surety or guarantor must neither be larger in amount nor in other respects more burdensome than that of the principal or which reduces a surety's or guarantor's obligation in proportion to the principal obligation, (i) any failure of the Agent or any Lender to file or enforce a claim in any bankruptcy or other proceeding with respect to any Person, (j) the election by the Agent or any Lender, in any bankruptcy proceeding of any Person, of the application or non-application of Section 1111(b)(2) of the United States Bankruptcy Code, (k) any extension of credit or the grant of any Lien under Section 364 of the United States Bankruptcy Code,
(l) any use of cash collateral under Section 363 of the United States Bankruptcy Code, (m) any agreement or stipulation with respect to the provision of adequate protection in any bankruptcy proceeding of any Person, (n) the avoidance of any Lien in favor of the Agent or the Lenders for any reason, (o) any bankruptcy, insolvency, reorganization, arrangement, readjustment of debt, liquidation or dissolution proceeding commenced by or against any Person, including any discharge of, or bar or stay against collecting, all or any of the Obligations (or any interest thereon) in or as a result of any such proceeding, or (p) to the extent permitted in paragraph 40.495(4) of the Nevada Revised Statutes ("NRS"), the benefits of the one-action rule under NRS Section 40.430.

         4. Each of the Borrowers represents and warrants to the Agent and the Lenders that such Borrower has established adequate means of obtaining from the other Borrower, on a continuing basis, financial and other information pertaining to the businesses, operations and condition (financial and otherwise) of the other Borrower and its properties, and each of the Borrowers now is and hereafter will be completely familiar with the businesses, operations and condition (financial and otherwise) of the other Borrower and its respective properties. Each of the Borrowers hereby expressly waives and relinquishes any duty on the part of the Agent and the Lenders to disclose to such Borrower any matter, fact or thing related to the businesses, operations or condition (financial or otherwise) of any other Borrower or such other Borrower's Properties, whether now known or hereafter known by the Agent and the Lenders during the life of this Agreement. With respect to any of the Obligations, the Agent and the Lenders need not inquire into the powers of any of the Borrowers or the officers or employees acting or purporting to act on its behalf.

         5. In the event that all or any part of the Obligations at any time are secured by any one or more deeds of trust or mortgages creating or granting Liens on any interests in real property, each of the Borrowers authorizes the Agent and the Lenders, upon the occurrence of and during the continuance of any Event of Default, at their sole option, without notice or demand and without affecting any Obligations, the enforceability of this Agreement, or the validity or enforceability of any Liens of the Agent and the Lenders on any Collateral, to foreclose any or all of such deeds of trust or mortgages by judicial or nonjudicial sale. Each of the Borrowers expressly waives any defenses to the enforcement of this Agreement or the other Loan Documents or any Liens created or granted hereby or by the other Loan Documents or to the recovery by the Agent and the Lenders against any other Borrower or any other Person liable therefor of any deficiency after a judicial or nonjudicial foreclosure or sale, even though such a foreclosure or sale may impair the subrogation rights of such Borrower and may preclude any of them from obtaining reimbursement or contribution from any other Person. Each of the Borrowers expressly waives any defenses or benefits that may be derived from NRS
Section 40.430 and judicial decisions relating thereto, any provision of Nevada Law which is comparable to California Code of Civil Procedure SectionSection 580a, 580b, 580d or 726, or comparable provisions of the Laws of any other jurisdiction, including, without limitation, NRS Sections 40.451, 40.455, 40.457 and 40.459, and all other suretyship defenses it otherwise might or would have under Nevada Law or other applicable Law. Each of the Borrowers expressly waives any right to receive notice of any judicial or nonjudicial foreclosure or sale of any real property or interest therein subject to any such deeds of trust or mortgages and failure of Borrowers to receive any such notice shall not impair or affect Borrowers' Obligations hereunder or the enforceability of this Agreement or the other Loan Documents or any Liens created or granted hereby or thereby.

         6. (a) Notwithstanding anything to the contrary elsewhere contained herein or in any other Loan Document to which any Borrower is a Party, each of the Borrowers hereby waives with respect to each other Borrower and its respective successors and assigns (including any surety) and any other party any and all rights at Law or in equity, to subrogation, to reimbursement, to exoneration, to contribution, to setoff or to any other rights that could accrue to a surety against a principal, to a guarantor against a maker or obligor, to an accommodation party against the party accommodated, or to a holder or transferee against a maker and which each of the Borrowers may have or hereafter acquire against any other Borrower or any other party in connection with or as a result of any Borrower's execution, delivery and/or performance of this Agreement or any other Loan Document to which any such Borrower is a party. Each of the Borrowers agrees that it shall not have or assert any such rights against any other Borrower or any such Borrower's successors and assigns or any other Person (including any surety), either directly or as an attempted setoff to any action commenced against such Borrower by the other such Borrower (as borrower or in any other capacity) or any other Person. Each of the Borrowers hereby acknowledges and agrees that this waiver is intended to benefit the Agent and the Lenders and shall not limit or otherwise affect any of the Borrowers' liability hereunder, under any other Loan Document to


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
which any Borrower is a party, or the enforceability hereof or thereof.

                  (b) To the extent any waiver of subrogation contained in subparagraph 6(a) is unenforceable, each Borrower agrees that it shall, until the Obligations shall have been paid in full and the Commitments shall have terminated and all Letters of Credit shall have expired or been terminated or cancelled, withhold exercise of (a) any claim, right or remedy, direct or indirect, that such Borrower now has or may hereafter have against any Borrower or any of its assets in connection with the Credit Agreement or the other Loan Documents or the performance by such Borrower of its obligations thereunder, in each case whether such claim, right or remedy arises in equity, under contract, by statute, under common law or otherwise and including without limitation (i) any right of subrogation, reimbursement or indemnification that such Borrower now has or may hereafter have against any Borrower, (ii) any right to enforce, or to participate in, any claim, right or remedy that the Agent or any Lender now has or may hereafter have against any Borrower, and (iii) any benefit of, and any right to participate in, any collateral or security now or hereafter held by the Agent or any Lender, and (b) any right of contribution such Borrower may have against any Guarantor of any of the Obligations (including without limitation any such right of contribution). Each Borrower further agrees that, to the extent the agreement to withhold the exercise of its rights of subrogation, reimbursement, indemnification and contribution as set forth herein is found by a court of competent jurisdiction to be void or voidable for any reason, any rights of subrogation, reimbursement or indemnification such Borrower may have against any Borrower or against any collateral or security, and any rights of contribution such Borrower may have against any Guarantor, shall be junior and subordinate to any rights the Agent or Lenders may have against any Borrower, to all right, title and interest the Agent or Lenders may have in any such collateral or security, and to any right the Agent or Lenders may have against such Guarantor. The Agent, on behalf of Lenders, may use, sell or dispose of any item of collateral or security as it sees fit without regard to any subrogation rights any Borrower may have, and upon any such disposition or sale any rights of subrogation such Borrower may have shall terminate. If any amount shall be paid to any Borrower on account of any such subrogation, reimbursement or indemnification rights at any time when all Obligations shall not have been paid in full, such amount shall be held in trust for the Agent on behalf of Lenders and shall forthwith be paid over to the Agent for the benefit of Lenders to be credited and applied against the Obligations, whether matured or unmatured, in accordance with the Credit Agreement.


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
         7. Without limiting the generality of the foregoing, each of the Borrowers hereby waives discharge under NRS Section 104.3605 by waiving all defenses based on suretyship or impairment of collateral.

         8. Each of the Borrowers warrants and agrees that each of the waivers and consents set forth herein is made with full knowledge of its significance and consequences, with the understanding that events giving rise to any defense waived may diminish, destroy or otherwise adversely affect rights which each of the Borrowers otherwise may have against the other Borrowers, the Agent, the Lenders, or others, or against any Collateral. If any of the waivers or consents herein are determined to be contrary to any applicable Law or public policy, such waivers and consents shall be effective to the maximum extent permitted by Law.

         9. For purposes of this Agreement, the provisions of Sections 5 and 6 above shall apply and be effective only to the extent that any court, tribunal or other governmental agency shall have deemed Borrowers to be sureties of one another rather than co-borrowers.


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